UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No._____)

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only(as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1)	Title of each class of securities to which transaction applies:
Common Stock, no par value
(2)	Aggregate number of securities to which transaction applies:
5,581,395 shares of common stock
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$0.46, the average of the high and low sale price of the registrant’s common stock on March 23, 2011.
(4)	Proposed maximum aggregate value of transaction:
$2,567,442, calculated solely for purposes of determining the filing fee.
(5)	Total fee paid:
$ 515
☒	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Copies of all communications to:
 Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022
Telephone: (212) 451-2300
Facsimile: (212) 451-2222
Attention: Robert H. Friedman, Esq.

GENERAL EMPLOYMENT ENTERPRISES, INC.
Oakbrook Terrace Tower, One Tower Lane, Suite 2200
Oakbrook Terrace, Illinois 60181

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934
THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU
BY THE BOARD OF DIRECTORS OF THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

To the Shareholders of General Employment Enterprises, Inc.:

This Information Statement is first being furnished on or about April 27, 2011 to the holders of shares of common stock, no par value (the “Common Stock”), of General Employment Enterprises, Inc., an Illinois corporation (the “Company”), to notify such shareholders that on March 24, 2011, the Company received written consents in lieu of a meeting of shareholders from the holders of 71.8% of the shares of Common Stock, pursuant to Section 7.10 of the Illinois Business Corporation Act of 1983:

(i)
Approving the issuance of 5,581,395 shares of the Common Stock to DMCC Staffing, LLC, an Ohio limited liability company (“DMCC”), and RFFG of Cleveland, LLC, an Ohio limited liability company (“RFFG of Cleveland”), pursuant to that certain asset purchase agreement, dated as of October 29, 2010, by and among DMCC, RFFG of Cleveland, Thomas J. Bean, the Company and Triad Personnel Services, Inc., the Company’s wholly-owned subsidiary (the “Asset Purchase Agreement”), and the issuance of any additional shares of Common Stock to DMCC and RFFG of Cleveland as may be necessary pursuant to certain earn-out payment provisions under the Asset Purchase Agreement; and

(ii)
Approving an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of capital stock from 20,100,000 shares to 50,100,000 shares and to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares.

The actions to be taken pursuant to the written consent shall become effective on or about May 19, 2011, more than 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND REQUIRES NO ACTION BY OR RESPONSE FROM YOU.

By:	/s/ Salvatore J. Zizza
Name:	Salvatore J. Zizza
Title:	Chief Executive Officer

GENERAL EMPLOYMENT ENTERPRISES, INC.
Oakbrook Terrace Tower, One Tower Lane, Suite 2200
Oakbrook Terrace, Illinois 60181

INFORMATION STATEMENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934
Approximate date of mailing: April 27, 2011

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU
BY THE BOARD OF DIRECTORS OF THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about April 27, 2011 to the holders of shares of common stock, no par value (the “Common Stock”), of General Employment Enterprises, Inc., an Illinois corporation (the “Company”), to notify such shareholders that on March 24, 2011, the Company received written consents in lieu of a meeting of shareholders from the holders of 71.8% of the shares of Common Stock (the “Consenting Shareholders”), pursuant to Section 7.10 of the Illinois Business Corporation Act of 1983:

(i)
Approving the issuance of 5,581,395 shares (the “Initial Issuance”) of Common Stock to DMCC Staffing, LLC, an Ohio limited liability company (“DMCC”), and RFFG of Cleveland, LLC, an Ohio limited liability company (“RFFG of Cleveland”), pursuant to that certain asset purchase agreement, dated as of October 29, 2010 (the “Asset Purchase Agreement”), by and among DMCC, RFFG of Cleveland, Thomas J. Bean, the Company and Triad Personnel Services, Inc., an Illinois corporation and the Company’s wholly-owned subsidiary (“Triad”), and the issuance of any additional shares of Common Stock to DMCC and RFFG of Cleveland as may be necessary pursuant to certain earn-out payment provisions under the Asset Purchase Agreement (the “Subsequent Issuances”, and together with the Initial Issuance, the “Issuances”); and

(ii)
Approving an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of capital stock from 20,100,000 shares to 50,100,000 shares and to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000 (the “Articles Amendment”).

This Information Statement describing the approval of the Issuances and the Articles Amendment is first being mailed or furnished to the Company’s shareholders on or about April 27, 2011, and such matters shall not become effective until at least twenty (20) calendar days after this Information Statement is first sent or given to shareholders pursuant to the requirements of Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on May 19, 2011.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

If the proposals had not been adopted by the Consenting Shareholders, it would have been necessary for these actions to have been considered by the Company’s shareholders at a special or annual shareholders’ meeting.  The elimination of the need for a meeting of the shareholders to approve the Issuances and the Articles Amendment is permitted under Section 7.10 of the Illinois Business Corporation Act of 1983, which provides that an action may be taken without a meeting and without a vote, if a consent in writing is made by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voting.  In order to eliminate the costs and management time involved in holding a special meeting, and in order to effectuate the Issuances and the Articles Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company (the “Board”) decided to utilize the written consents of the Consenting Shareholders of the Company.

SUMMARY TERM SHEET

General

This summary term sheet highlights selected information from this Information Statement about the Asset Purchase Agreement and may not contain all of the information that is important to you as a shareholder of the Company. Accordingly, we encourage you to read carefully this entire document and the other documents to which we refer you.

The Parties to the Asset Purchase Agreement

General Employment Enterprises, Inc.
Oakbrook Terrace Tower, One Tower Lane, Suite 2200
Oakbrook Terrace, Illinois 60181
(630) 954-0400

The Company provides professional staffing services and specializes in information technology, accounting and engineering placements.

Triad Personnel Services, Inc.
Oakbrook Terrace Tower, One Tower Lane, Suite 2200
Oakbrook Terrace, Illinois 60181
(630) 954-0400

Triad is the Company’s wholly-owned subsidiary and provides professional staffing services.

DMCC, LLC
c/o RFFG, LLC
5025 West Lemon Street
Suite 200
Tampa, Florida 33609
Telephone: (813) 637-2140

DMCC provided labor and human resource solutions, including temporary staffing, human resources and payroll outsourcing services, labor and employment consulting and workforce solutions.

RFFG of Cleveland, LLC
c/o RFFG, LLC
5025 West Lemon Street
Suite 200
Tampa, Florida 33609
Telephone: (813) 637-2140

RFFG of Cleveland provided labor and human resource solutions, including temporary staffing, human resources and payroll outsourcing services, labor and employment consulting and workforce solutions.

Thomas J. Bean
c/o RFFG, LLC
5025 West Lemon Street
Suite 200
Tampa, Florida 33609
Telephone: (813) 637-2140

Mr. Bean’s principal occupation is as an investor, operator and consultant in the transportation, staffing, technology and entertainment industries.

See “Proposal 1 - The Issuances” for more information regarding the parties to the Asset Purchase Agreement.

Summary Terms of the Asset Purchase Agreement

Pursuant to the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit A, the Company acquired certain assets of DMCC and RFFG of Cleveland, including customer lists, comprising DMCC’s and RFFG of Cleveland’s services business.  DMCC’s and RFFG of Cleveland’s services business was operated from offices in Ohio and provided labor and human resource solutions, including temporary staffing, human resources and payroll outsourcing services, labor and employment consulting and workforce solutions.

The closing of the Asset Purchase Agreement took place on December 30, 2010, with an effective date of November 1, 2010.

As consideration for the assets, the Company will:

•
Issue to DMCC and RFFG of Cleveland 5,581,395 shares of Common Stock, which is equal to $2,400,000 divided by the average fair market value of the Common Stock for the 20 consecutive trading days prior to the second trading day prior to the closing date of December 30, 2010, upon receipt of (a) stockholder approval of the transaction and of an increase to the Company’s authorized Common Stock and (b) approval of an additional listing application by the NYSE Amex Stock Exchange, and

•	Make certain earn-out payments to DMCC and RFFG of Cleveland if certain EBITDA-based targets are met.

Pursuant to the Asset Purchase Agreement, the parties also entered into the following additional agreements:

•
A management agreement, dated November 30, 2010, effective s of November 1, 2010 (the “Management Agreement”), by and between Business Management Personnel, Inc. (“BMP”), an Ohio corporation and an indirect wholly-owned subsidiary of the Company, and RFFG, LLC, the sole member of each of DMCC and RFFG of Cleveland (“RFFG”), pursuant to which BMP agreed to provide RFFG with certain services for the day-to-day operations of its remaining businesses; and

•
A registration rights agreement, dated as of December 30, 2010 (the “Registration Rights Agreement”), by and among the Company, Triad, DMCC and RFFG of Cleveland, pursuant to which the Company granted DMCC and RFFG of Cleveland certain piggyback registration rights with respect to the Common Stock to be issued to them under the Asset Purchase Agreement.

See “Proposal 1 - The Issuances” for more information regarding the Asset Purchase Agreement and the transactions contemplated thereby.

PROPOSAL 1 -- THE ISSUANCES

Vote Required and Approval of Proposal 1

The Company’s Common Stock is listed on the NYSE Amex Stock Exchange and, as a result, the Company is subject to Rules 712 and 713 of the NYSE Amex Stock Exchange Company Guide (the “Company Guide”).

Rule 712 of the Company guide requires approval of a majority of shareholders as a prerequisite to approval of applications to list additional shares to be issued as sole or partial consideration for an acquisition of the stock or assets of another company in the following circumstances:

•
if any individual director, officer or substantial shareholder of the listed company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction and the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 5% or more; or

•	where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more.

A substantial shareholder of the Company, Thomas J.  Bean, as the beneficial owner of the securities held directly by Big Red Investments Partnership Ltd. and the manager of the sole member of DMCC and RFFG of Cleveland, may be deemed to have a 5% or greater interest in the consideration to be paid in the transaction and the Initial Issuance will result in an increase in outstanding Common Stock of more than 5%.  In addition, the Initial Issuance will result in an increase in the Company’s outstanding Common Stock of more than 20%.

Rule 713 of the Company Guide requires approval of a majority of shareholders as a prerequisite to approval of applications to list additional shares in the following circumstances, among others:

•
when the additional shares will be issued in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock; or

•	when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

The Initial Issuance equals 20% or more of the presently outstanding stock and will be at a price per share of $0.01, which is less than the greater of the book or market value of the Common Stock.  In addition, the Issuances to DMCC and RFFG of Cleveland will result in a change in control of the Company because the Initial Issuance will dilute the ownership of PSQ, LLC (“PSQ”), currently the beneficial owner of approximately 65.5% of the Company’s outstanding Common Stock, to approximately 47.6% of the Company’s outstanding Common Stock.

The Consenting Shareholders, holders of 71.8% of the shares of Common Stock, voted in favor of Proposal 1 by resolution dated March 24, 2011.

Terms of the Asset Purchase Agreement

On November 1, 2010, the Company entered into the Asset Purchase Agreement, dated as of October 29, 2010, with DMCC, RFGG of Cleveland, Thomas J. Bean and Triad.  A copy of the Asset Purchase Agreement is attached hereto as Exhibit A.

Assets Acquired

Under the Asset Purchase Agreement, the Company acquired the following assets of DMCC and RFFG of Cleveland:

•	Equipment. Computer software and databases, supplies, desks, chairs, tables, furniture, fixtures and all other personal property of DMCC and RFFG of Cleveland.

•	Leases. DMCC’s and RFFG of Cleveland’s leasehold interests in the personal property leased by them and used in the operation of their business.

•	Contracts. DMCC’s and RFFG of Cleveland’s right, title and interest in and to certain contracts and agreements.

•
Intellectual Property/General Intangibles. DMCC’s and RFFG of Cleveland’s (a) telephone numbers, telecopy numbers and email; (b) trademarks, service marks, trade names, fictional business names, service marks, trade dress and domain names, together with the goodwill associated therewith; (c) copyrights, including copyrights in computer software; (d) all rights in mask works; (e) confidential and proprietary information, including trade secrets, know-how, customer lists, software, technical information, data, process technology; (f) registrations and applications for registration of the foregoing and (g) all causes of action, if any, for infringement, conversion or misuse of any of the foregoing, and all rights of recovery related thereto.

•
Business Records and Customer Lists. All books, records, files and papers that contain information relating, directly or indirectly, to DMCC’s and RFFG of Cleveland’s business and the purchased assets, including without limitation, all lists of customers and clients served by them and the rights to do business with the clients and customers of DMCC and RFFG of Cleveland relating to the business and all personnel records.

•	Goodwill. All goodwill of the business of DMCC and RFFG of Cleveland.

Purchase Price for the Assets Acquired

Initial Issuance

Pursuant to the Asset Purchase Agreement, the Company will issue to DMCC and RFFG of Cleveland 5,581,395 shares of Common Stock, which is equal to $2,400,000 divided by the average fair market value of the Common Stock for the 20 consecutive trading days prior to the second trading day prior to the closing date of December 30, 2010, upon receipt of (a) stockholder approval of the transaction and of an increase to the Company’s authorized Common Stock and (b) approval of an additional listing application by the NYSE Amex Stock Exchange.

Earnout Payments

In addition, commencing in 2011, if the aggregate EBITDA of the business acquired plus any management fees earned by the Company under the Management Agreement (the “EBITDA”) meets certain targets (each, an “EBITDA Target”) over a four-year period ending December 31, 2014 (the “Earnout Period”), the Company will be required to make earn-out payments to DMCC and RFFG of Cleveland, each payable in three equal installments.   In the event that an EBITDA Target for a certain period is not met, the earn-out payment in respect of such period will be reduced proportionately.  The EBITDA Targets will be $300,000, $600,000, $900,000 and $1,200,000 for each of the three-, six-, nine- and twelve-month periods, respectively, in the calendar year ending December 31, 2011, and earn-out payments will consist of quarterly payments of $150,000, payable in three equal monthly installments, if the relevant EBITDA Targets are met. Starting in the fiscal year ending December 31, 2012, the EBITDA Targets will be adjusted annually to reflect the EBITDA for the twelve-month period ending on December 31st of the most recently completed fiscal year (each, an “Annual EBITDA Target”) and earn-out payments for the year will be adjusted to equal 50% of the relevant Annual EBITDA Target divided by four. At the end of each fiscal year during the Earnout Period, if the aggregate EBITDA for the 12-month period then ended is greater than the Annual EBITDA Target for such year, then the Company will pay to DMCC and RFFG of Cleveland the amount of such excess, 50% in cash and 50% in shares of Common Stock.

Management Agreement

In connection with the Asset Purchase Agreement, on November 30, 2010, BMP entered into the Management Agreement, effective as of November 1, 2010, with RFFG.  Pursuant to the Management Agreement, BMP agreed to provide services to RFFG to operate its day-to-day business, including services related to accounting, sales, finance, workers’ compensation, benefits, physical locations, IT and employees.  The Management Agreement provides that additional services may be added if BMP and RFFG mutually agree to the cost to be charged by BMP for such services and as long as BMP has the resources to provide such services.

In consideration of the services provided under the Management Agreement, RFFG will pay BMP monthly fees that will average, on an annual basis, 6% of its gross revenues.  Fees may be adjusted up or down by mutual agreement of the parties to accommodate seasonal trends in revenues of RFFG.  The Management Agreement may be terminated by either BMP or RFFG upon 180 days’ prior written notice.

Registration Rights Agreement

Pursuant to the terms of the Asset Purchase Agreement, on December 30, 2010, the Company, Triad, DMCC and RFFG of Cleveland entered into the Registration Rights Agreement, pursuant to which DMCC and RFFG of Cleveland were granted certain piggyback registration rights with respect to the Common Stock to be issued to DMCC and RFFG of Cleveland under the Asset Purchase Agreement.  The Registration Rights Agreement contains certain indemnification provisions for the benefit of the Company, DMCC and RFFG of Cleveland and other customary provisions.

Change of Control

The Issuances to DMCC and RFFG of Cleveland will result in a change in control of the Company because the Initial Issuance will dilute the ownership of PSQ, currently the beneficial owner of approximately 65.5% of the Company’s outstanding Common Stock, to approximately 47.6% of the Company’s outstanding Common Stock.

Reasons for the Asset Purchase Agreement

The Board considered various factors in approving the Asset Purchase Agreement, including existing synergies between the business of the Company and the businesses of DMCC and RFFG of Cleveland and DMCC’s and RFFG of Cleveland’s strong and growing revenue base.

In reaching its decision, the Board also considered various factors that weighed against the transaction, including the large number of shares required to acquire the assets.

Accounting Treatment

The assets of DMCC and RFFG of Cleveland that the Company purchased constitute businesses and as such the acquisition of these assets were accounted for as a business combination.  Under Accounting Standards Codification No. 805, Business Combinations, an entity is required to recognize the assets acquired, liabilities assumed, contractual contingencies, and contingent consideration at their fair value on the acquisition date. It further requires that acquisition-related costs be recognized separately from the acquisition and expensed as incurred, restructuring costs generally be expensed in periods subsequent to the acquisition date, and changes in accounting for deferred tax asset valuation allowances and acquired income tax uncertainties after the measurement period impact income tax expense.

Federal Income Tax Consequences

The Initial Issuance may result in a change in ownership as defined under Section 382 of the United States Internal Revenue Code of 1986, as amended.  If a change in ownership is deemed to have occurred, the Company’s net operating loss carryforwards that could be applied to offset taxable income (if any) in any future year would be limited.  As of September 30, 2010, there were approximately $8,900,000 of losses available to reduce federal taxable income in future years through 2030, and there were approximately $7,000,000 of losses available to reduce state taxable income in future years, expiring from 2011 through 2030.  The Company is currently evaluating the effects of any limitation on the Company’s use of net operating loss carryforwards that may result from the Initial Issuance.  The Company cannot determine what effect, if any, these factors would have on the trading price of the Common Stock.

Regulatory Approvals

Except for the filing of this Information Statement and the mailing of a copy to all the Company’s shareholders and the filing of an amendment to the Company’s Articles of Incorporation with the Illinois Secretary of State, there is no federal or state regulatory requirement with which the Company must comply and there is no required federal or state approval.

Past Contacts, Transactions or Negotiations

In 2009, the Company contacted Thomas J. Bean regarding the potential acquisition of certain assets of one or more of the entities controlled by him, including On-Site Services, Inc., a North Carolina corporation (“On-Site”), and the Ohio subsidiaries of RFFG (doing business as “AmeriTemps”).

At the October 13, 2009 meeting of the Board, Ronald E. Heineman, the Company’s former president and chief executive officer, updated the Board on negotiations regarding On-Site and provided an overview of acquisition candidate, AmeriTemps. Mr. Heineman explained that he had been associated with AmeriTemps and involved in its restructuring prior to his involvement with the Company, but that he had resigned from AmeriTemps in June of 2009. At the October 13, 2009 meeting, the Board authorized the chief executive officer, with the approval of the chairman of the Board, to enter into a letter of intent with RFFG in connection with a proposal to purchase the outstanding membership interests of all the RFFG Ohio subsidiaries, other than RFFG of Cleveland, substantially in the form presented at the meeting.

At the November 30, 2009 meeting of the Board, Mr. Heineman further updated the Board on the acquisition candidates under consideration.  Oliver Maggard, managing partner of Caymus Partners (“Caymus”), an investment banking firm engaged by the Company, joined the meeting to report on Caymus’ assessment of the candidates and to respond to any questions that the Board had regarding them. The Board then reviewed drafts of the purchase agreements relating to the acquisition candidates.  The Board authorized the chief executive officer of the Company to proceed with the transactions to acquire the assets of On-Site and AmeriTemps, as presented to it at the meeting, subject to final review and approval of the respective purchase agreements by the Board.

On December 23, 2009, Mr. Heineman resigned from his position as president and chief executive officer of the Company.  On that date, Salvatore J. Zizza was appointed chief executive officer of the Company. At the December 23, 2009 meeting of the Board, the Board discussed the status of negotiations with On-Site and AmeriTemps and it was noted that certain due diligence items regarding On-Site were being worked through.

In January 2010, Mr. Zizza travelled to Cleveland, Ohio to meet with Mr. Bean and senior management of AmeriTemps. During this time due diligence on the acquisition candidates was ongoing.  On March 30, 2010, Mr. Zizza again travelled to Cleveland, Ohio and met with senior management of AmeriTemps, as well as counsel to RFFG.  Mr. Zizza discussed the structure of the proposed transactions with Mr. Bean.  After substantial negotiation, the parties agreed that the Company would pay 4 X EBITDA for AmeriTemps, 50% in cash and 50% in common stock, with an earn-out provision with payment over a four-year period.

On June 2, 2010, effective as of June 1, 2010, the Company and Triad entered into that certain asset purchase agreement, effective as of June 1, 2010, with On-Site and Mr. Bean, pursuant to which the Company acquired certain assets of On-Site, including customer lists, comprising On-Site’s services business, which was operated from its offices in Florida and provided labor and human resource solutions, including temporary staffing, human resources and payroll outsourcing services, labor and employment consulting and workforce solutions, in exchange for shares of Common Stock, and certain contingent earn-out payments.

On August 31, 2010, Mr. Zizza travelled to Cleveland, Ohio to finalize discussions regarding the structure of the AmeriTemps transaction and, due to matters uncovered during the course of due diligence, Mr. Zizza conveyed that the Company would only be purchasing certain of the assets of DMCC and RFFG of Cleveland and entering into a management agreement with respect to the remaining businesses of RFFG.  It was contemplated that the management fees earned by the Company under such management agreement would be included in the calculation of EBTIDA for purposes of determining the earn-out payments due to DMCC and RFFG of Cleveland under the Asset Purchase Agreement.

In October 2010, the Company commenced the process of finalizing a definitive agreement with respect to the acquisition of certain of the assets of DMCC and RFFG of Cleveland.  On October 28, 2010, the Board approved the increase in authorized common stock necessary to issue the shares contemplated by the proposed Asset Purchase Agreement and authorized management to take the necessary actions to close on the acquisition of the assets under the terms and conditions set forth in the Asset Purchase Agreement.  On November 1, 2010, the parties entered into the Asset Purchase Agreement, effective as of October 29, 2010.  The Asset Purchase Agreement was subject to customary closing conditions, including the entry into a management agreement with respect to the remaining businesses of RFFG.  On November 30, 2010, BMP and RFFG entered into the Management Agreement, effective as of November 1, 2010, pursuant to which BMP agreed to provide RFFG with certain services for the day-to-day operations of its remaining businesses.  The transactions contemplated by the Asset Purchase Agreement closed on December 30, 2010, effective as of November 1, 2010.

Financial Information

See Exhibit B for the audited financial statements of DMCC and RFFG of Cleveland as of and for the fiscal year ended December 31, 2009 and the ten months ended October 31, 2010, and Exhibit C for unaudited pro forma condensed combined financial statements of the Company, DMCC and RFFG of Cleveland for the twelve months ended September 30, 2010 and the three months ended December 31, 2010.

Information About DMCC and RFFG of Cleveland

Business of DMCC and RFFG of Cleveland

DMCC and RFFG of Cleveland provided labor and human resource solutions, including temporary staffing, human resources and payroll outsourcing services, labor and employment consulting and workforce solutions.

Market for the Common Equity of DMCC and RFFG of Cleveland and Related Stockholder Matters

DMCC and RFFG of Cleveland are limited liability companies and there was and is no public market for their equity securities.  RFFG is the sole member of each of DMCC and RFFG of Cleveland, and Thomas J. Bean is the manager of RFFG. Neither DMCC nor RFFG of Cleveland ever declared or paid any cash dividends or had any securities authorized for issuance under an equity incentive plan.

Management’s Discussion and analysis of Financial Condition and Results of Operations

Overview

On November 1, 2010, the Company and its wholly-owned subsidiary, Triad, entered into the Asset Purchase Agreement with DMCC, RFFG of Cleveland, and Thomas J. Bean for the purchase of certain assets of DMCC and RFFG of Cleveland, including customer lists, comprising DMCC and RFFG of Cleveland’s services business.  DMCC and RFFG of Cleveland’s services business was operated from offices in Ohio and provided labor and human resource solutions, including temporary staffing, human resources and payroll outsourcing services, labor and employment consulting and workforce solutions. RFFG of Cleveland had one customer.  The closing of the Asset Purchase Agreement took place on December 30, 2010, with effective date November 1, 2010.  As such, the audited financial statements for DMCC and RFFG of Cleveland included herein are for the twelve months ended December 31, 2009 and the ten months ended October 31, 2010, the date before the Company assumed control of the assets purchased under the Asset Purchase Agreement.

Results of Operations

Comparison of Twelve Months Ended December 31, 2009 and Ten Months Ended October 31, 2010

	October 31, 2010	December 31, 2009
Revenues	$5,923,929	$4,778,483
Cost of Operations	5,110,177	4,143,287
General & Administrative Expense	439,348	624,769
Operating Income	374,404	10,427
Other Income (Expenses)	(62,954)	(3,162)
Net Income	$311,450	$7,265

Revenues

DMCC’s and RFFG of Cleveland’s source of revenues is from services contracts under which they supply the office, supply and technical trade markets in northeast Ohio with temporary help.  DMCC and RFFG of Cleveland recognize revenue when services are rendered to customers.  Revenues for the ten months ended October 31, 2010 increased by $1,145,446 (24%) to $5,923,929, compared to $4,778,483 for the twelve months ended December 31, 2009.  The increase was due to organic internal growth and an aggressive new management team that took over in January 2009.

Cost of Operations

The cost of operations includes wages and the related payroll taxes and employee benefits of DMCC’s and RFFG of Cleveland’s employees.  The cost of operations for the ten months ended October 31, 2010 increased by $966,890 (23%) to $5,110,177, compared to $4,143,287 for the twelve months ended December 31, 2009.  The gross profit margin was consistent for the two periods, 13.7% for the ten months ended October 31, 2010 and 13.3% for the twelve months ended December 31, 2009. The increase was due to an increase in wages, related payroll taxes and employee benefits due to an increase in the amount of services provided.

General and Administrative Expenses

General and administrative expenses include the following:

•	salaries, wages, unrecovered advances against commissions, payroll taxes and employee benefits associated with the management and operation of DMCC and RFFG of Cleveland’s staffing offices;
•
administrative compensation, which includes salaries, wages, payroll taxes and employee benefits associated with general management and the operation of the finance, legal, human resources and information technology functions;

•	occupancy costs, which includes office rent, depreciation and amortization, and other office operating expenses; and
•
other general and administrative expenses, which includes travel, bad debt expense, fees for outside professional services and other corporate-level expenses such as business insurance and taxes and management holding down costs during the current economic down turn.

The general and administrative expenses for the ten months ended October 31, 2010 was $439,348 compared to $624,769 for the twelve months ended December 31, 2009.  The difference in general and administrative expenses is primarily attributable to the difference in the time periods being compared.

Amortization Expense

DMCC and RFFG of Cleveland amortize customer lists over their finite life on a straight-line basis.  Amortization expense for the ten months ended October 31, 2010 was $33,342 compared to $40,011 for the twelve months ended December 31, 2009.

Other Expenses

Other expenses include bad debt expense, interest expense, gain on an acquisition and miscellaneous income.  Other expenses, net, for the ten months ended October 31, 2010 increased by $59,792 (1,891%) to $62,954, compared to $3,162 for the twelve months ended December 31, 2009.  The increase was primarily due to a gain of $60,966 recorded for the twelve months ended December 31, 2009 due to the acquisition by the divisions of RFFG of the assets of AmeriTemps, Inc. on January 1, 2009 and an increase in interest expense of $3,411, offset by a decrease of bad debt expense of $4,191 and an increase in miscellaneous income of $394.  See footnote F of the audited financial statements.

Liquidity and Capital Resources

As of October 31, 2010, DMCC and RFFG of Cleveland had cash and cash equivalents of $149,581, which was a decrease of $3,599 from December 31, 2009.

During the ten months ended October 31, 2010, net cash used by operating activities was $255,526.  The net income for the period, adjusted for depreciation and other non-cash charges, was $371,056, while working capital items used was $626,582.  Net cash used in investing activities during the ten months ended October 31, 2010 was $1,860 and financing activities provided an additional $253,787 from borrowings under the line of credit agreement described below.

RFFG and two affiliated entities have a joint line of credit agreement with a bank that allows for borrowings of up to 85% of the face amount of each company’s acceptable accounts receivable, as defined, not to exceed a maximum credit facility of $6,000,000.  At October 31, 2010 and December 31, 2009, interest charged on the line of credit was 8.125%.  In conjunction with the agreement, the companies assign their receivables to the bank as collateral.  However, the companies remain the lawful owners of and have good and undisputed title to all accounts.  In addition, the line of credit agreement is guaranteed by WTS Acquisition Corporation, the parent company of RFFG.  As of October 31, 2010 and December 31, 2009, the outstanding borrowings allocated to DMCC and RFFG of Cleveland amounted to $761,413 and $518,747, respectively.

DMCC and RFFG of Cleveland lease office facilities and equipment under various long-term and month-to-month leases.  These leases are accounted for as operating leases.  The following is a schedule of future minimum payments allocated to DMCC and RFFG of Cleveland under agreements that have initial or remaining noncancellable terms in excess of one year as of October 31, 2010:

2011	$12,028
2012	12,460
2013	2,089

$26,577

Total rent expense for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009 allocated to DMCC and RFFG of Cleveland amounted to $21,485 and $25,317 respectively.

Off-Balance Sheet Arrangements

As of October 31, 2010, there were no transactions, agreements or other contractual arrangements to which an unconsolidated entity was a party, under which DMCC or RFFG of Cleveland (a) had any direct or contingent obligation under a guarantee contract, derivative instrument or variable interest in the unconsolidated entity, or (b) had a retained or contingent interest in assets transferred to the unconsolidated entity.

Certain Risks Associated with the Issuance of Shares of Common Stock

The Company will issue to DMCC and RFFG of Cleveland 5,581,395 shares of Common Stock, as a result of which DMCC and RFFG of Cleveland will beneficially own approximately 27.3% of the Company’s outstanding Common Stock, and Mr. Bean, the manager of the sole member of DMCC and RFFG of Cleveland will beneficially own approximately 34.5% of the Company’s outstanding Common Stock.  In addition, the Company may issue DMCC and RFFG of Cleveland additional shares of Common Stock pursuant to certain earn-out payment provisions under the Asset Purchase Agreement as more fully described under “Proposal 1 -- The Issuances - Terms of the Asset Purchase Agreement”.  This will allow Mr. Bean, as the beneficial owners of such shares, to exercise greater influence on the Company’s operations or the outcome of matters put to a vote of shareholders in the future.

In addition, the Issuances will dilute, and thereby reduce, each existing shareholder’s proportionate ownership in the shares of Common Stock.

The Initial Issuance may result in a change in ownership as defined under Section 382 of the United States Internal Revenue Code of 1986, as amended.  If a change in ownership is deemed to have occurred, the Company’s net operating loss carryforwards that could be applied to offset taxable income (if any) in any future year would be limited.  As of September 30, 2010, there were approximately $8,900,000 of losses available to reduce federal taxable income in future years through 2030, and there were approximately $7,000,000 of losses available to reduce state taxable income in future years, expiring from 2011 through 2030.  The Company is currently evaluating the effects of any limitation on the Company’s use of net operating loss carryforwards that may result from the Initial Issuance.  The Company cannot determine what effect, if any, these factors would have on the trading price of the Common Stock.

PROPOSAL 2 -- THE ARTICLES AMENDMENT

Vote Required and Approval of Proposal 2

Section 10.20 of the Illinois Business Corporation Act of 1983 requires that the Articles Amendment receive the affirmative vote of at least two-thirds of the votes of the shares entitled to vote on the Articles Amendment.  The Consenting Shareholders, holders of 71.8% of the shares of Common Stock, voted in favor of Proposal 2 by resolution dated March 24, 2011.

General

By unanimous written consent, the Board approved an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of capital stock from 20,100,000 shares to 50,100,000 shares and to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares.

The form of the text of the proposed Articles Amendment to increase the number of authorized shares of the Company’s capital stock is attached to this Information Statement as Exhibit F.  The Articles Amendment will be effective upon the filing of a Certificate of Amendment with the Illinois Secretary of State.

Purpose of Increasing the Number of Authorized Shares of Capital Stock

Authorization of additional shares of Common Stock is required in order to effect the Issuances in accordance with the Asset Purchase Agreement because the Company currently has an insufficient number of shares of authorized Common Stock available to issue the full number of shares provided for under the Asset Purchase Agreement.  Accordingly, an increase in the number of authorized shares of Common Stock by 30,000,000 will permit the Company to effect the foregoing initiative.  In addition to the shares of Common Stock to be issued pursuant to the Asset Purchase Agreement, the increase in the number of authorized shares of Common Stock would also provide the Company with greater flexibility to issue shares in conjunction with potential additional public offerings or private placements of shares of Common Stock without the delay and expense associated with obtaining the approval or consent of shareholders to increase the amount of authorized Common Stock at the same time the shares are needed.

Certain Risks Associated with the Increase of the Number of Authorized Shares of Common Stock

Shareholders should consider the following factors that may affect them, as well as the other information contained in this Information Statement.

The additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further shareholder approval, except to the extent that shareholder approval is required under certain circumstances by applicable laws, rules or regulations.  Because the Common Stock is traded on the NYSE Amex, shareholder approval must be obtained, under applicable NYSE Amex Rules, prior to the issuance of shares for certain purposes, including the issuance of shares of the Company’s Common Stock equal to or greater than twenty percent (20%) of the Company’s then outstanding shares of Common Stock.

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of present shareholders.  The Issuances contemplated by the Asset Purchase Agreement will, however, cause substantial dilution to the interests of the current holders of the Common Stock, as more fully described below.  The additional 30,000,000 shares to be authorized will be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. Shareholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock.

Dilution from Issuance of Additional Shares.  The Company is seeking to amend its Articles of Incorporation to increase the Company’s authorized capital stock from 20,100,000 shares, consisting of 20,000,000 shares of Common Stock and 100,000 shares of preferred stock, to a total of 50,100,000 shares, consisting of 50,000,000 shares of Common Stock and 100,000 shares of preferred stock, and the interests of the holders of Common Stock could be diluted substantially as a result.  The Issuances and any future issuance of additional authorized shares of Common Stock will dilute future earnings per share, book value per share and voting power of existing shareholders.  Such issuances may reduce stockholders equity per share and may reduce the percentage ownership of Common Stock of existing shareholders.

Possible Anti-Takeover Effect from Future Issuances of Additional Shares.  The Issuances and any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of Common Stock.  The Board could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover.  The Issuances and any future issuance of additional shares of Common Stock could be made to render more difficult an attempt to obtain control of the Company, even if it appears to be desirable to a majority of shareholders, and it may be more difficult for the Company’s shareholders to obtain an acquisition premium for their shares or to remove incumbent management.  Although the increase in the number of authorized shares of Common Stock may have an anti-takeover effect, the Articles Amendment has been proposed for the reasons stated above, and the Board has no present intention to use the increase in the authorized shares of Common Stock as a measure aimed at discouraging takeover efforts.

NO DISSENTER’S RIGHTS OF APPRAISAL

The Company’s shareholders do not have dissenter’s rights of appraisal in connection with the Issuances or the Articles Amendment.

OUTSTANDING SHARES AND VOTING RIGHTS

As of April 22, 2011, the Company had 20,000,000 shares of Common Stock authorized for issuance, 14,868,280 shares of which were outstanding.  As of April 22, 2011, the Company’s shares of Common Stock were held by approximately 660 shareholders of record. Each share entitles its holder to one vote on each matter submitted to the shareholders. The Consenting Shareholders have sufficient voting power to approve Proposal 1 and Proposal 2 through their ownership of the Company’s Common Stock and, therefore, no shareholder consents will be solicited in connection with this Information Statement.

The Company has 100,000 shares of preferred stock authorized, but no shares of preferred stock issued or outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Listed in the following table is information concerning persons known to the Company to be beneficial owners, as of April 22, 2011 and based upon 14,868,280 shares of Common Stock outstanding as of such date, of more than five percent of the Company’s outstanding Common Stock, and information concerning the beneficial ownership of the Company’s outstanding Common Stock by each director, director nominee and named executive officer, individually, and by all current directors and executive officers as a group.  Unless noted otherwise, (i) the named persons have sole voting and dispositive power over the shares listed and (ii) the address of each named person is General Employment Enterprises, Inc. One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

PSQ, LLC 370 Claggett Road Leitchfield, Kentucky 42754	9,735,287	(1)	65.5%

Big Red Investments Partnership Ltd. 5025 W. Lemon Street Tampa, Florida 33609	1,476,015	(2)	9.9%

Herbert F. Imhoff, Jr.	942,324	(3)	6.3%

James R. Harlan	—		—

Dennis W. Baker	48,000	(4)	*

Charles W.B. Wardell	3,000	(5)	*

Thomas C. Williams	3,000	(6)	*

Marilyn L. White	121,098	(7)	*

Salvatore J. Zizza	—		—

All current directors and executive officers as a group (7 individuals)	1,117,422		7.4%
*  Represents less than 1%.

(1)           Based on the Schedule 13D filed by PSQ and Gregory L. Skaggs on December 6, 2010, Mr. Skaggs, as the sole managing member of PSQ, may be deemed to beneficially own the shares of Common Stock owned directly by PSQ.

(2)           Based on the Schedule 13D filed by Big Red Investments Partnership Ltd., Bucknoletan Management, LLC and Thomas J. Bean on June 16, 2010.  Each of Bucknoletan Management, LLC, as the general partner of Big Red Investments Partnership Ltd., and Mr. Bean, as the manager of Bucknoletan Management, LLC, may be deemd to beneficially own the share of Common Stock owned directly by Big Red Investments Partnership Ltd.

(3)           Represents (i) 500,000 of shares of Common Stock owned directly by Mr. Imhoff, (ii) 439,324 shares of Common Stock owned directly by the Herbert F. Imhoff, Jr. Revocable Trust, of which Mr. Imhoff in the sole trustee and (iii) 3,000 option shares that are currently exercisable.

(4)           Represents (i) 30,000 shares of Common Stock and (ii) 18,000 option shares that are currently exercisable.

(5)           Represents 3,000 option shares that are currently exercisable.

(6)           Represents 3,000 option shares that are currently exercisable.

(7)           Represents option shares that are currently exercisable.

Change of Control

On November 23, 2010, the Company received notice from its shareholder, PSQ, which owns 9,735,287 shares of Common Stock, or approximately 65.5% of the outstanding Common Stock (the “PSQ Shares”), that the sole member of PSQ, Stephen Pence, the Company’s then Chairman of the Board, had sold his entire membership interest in PSQ to Gregory L. Skaggs, effective as of November 17, 2010.  As a result of the transaction, the Company believes that Mr. Skaggs may now be deemed to have voting and investment control over the PSQ Shares.  The membership interests in PSQ were sold to Mr. Skaggs in consideration for Mr. Skaggs’ assumption of promissory notes issued by Mr. Pence to Accredited Investor Resources, LLC in the original principal amounts of $1,925,000 and $1,221,172.20.

The Issuances to DMCC and RFFG of Cleveland will result in a change in control of the Company because following the Initial Issuance, PSQ, currently the beneficial owner of approximately 65.5% of the Company’s outstanding Common Stock, will own approximately 47.6% of the Company’s outstanding Common Stock.

Item 2. Statement that Proxies Are Not Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being sent to you for informational purposes only. No action is requested or required on your part.

Item 3. Interest of Certain Persons in, or in Opposition to, Matters to Be Acted Upon

No director, officer, nominee for election as a director, or associate of any director, officer or nominee for election as a director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 1 or 2, which is not shared by all other shareholders as a class.

Item 4. Proposals by Security Holders.

None.

Item 5. Delivery of Documents to Security Holders Sharing an Address.

Only one copy of this Information Statement, with attached exhibits, is being sent to multiple shareholders sharing an address unless the Company receives contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce printing and postage costs. However, if any shareholder residing at such address wishes to receive a separate copy of this Information Statement, he or she may contact investor relations at:

Investor Relations Department
General Employment Enterprises, Inc.
Oakbrook Terrace Tower
One Tower Lane, Suite 2200
Oakbrook Terrace, Illinois 60181
E-mail: invest@genp.com,

and the Company will deliver the Information Statement to such shareholder promptly upon receiving the request. Any such shareholder may also contact investor relations if he or she would like to receive separate mailings in the future.  If a shareholder receives multiple copies of the Company’s mailing, he or she may request householding in the future by also contacting investor relations.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any document filed at the Public Reference Room of the SEC, 100 F Street, N.E. Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The Company’s SEC filings are also available to the public from the SEC’s website at http://www.sec.gov and the Company’s website www.generalemployment.com.

INCORPORATION BY REFERENCE

 The SEC allows the Company to “incorporate by reference” information into this Information Statement.  This means that the Company can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be part of this Information Statement.  Any statement contained in a document that is incorporated by reference into this Information Statement is automatically updated and superseded if information contained in this Information Statement, or information that the Company later files with the SEC, modifies or replaces the information.  The Company is incorporating by reference the following items in documents filed by the Company with the SEC:

•	Annual Report on Form 10-K for the year ended September 30, 2010;
•	Annual Report on Form 10-K/A for the year ended September 30, 2010 (attached hereto as Exhibit D);
•	Periodic Report on Form 10-Q for the quarterly period ended December 31, 2010 (attached hereto as Exhibit E);
•	Current Report on Form 8-K, as filed with the SEC on September 30, 2010;
•	Current Report on Form 8-K, as filed with the SEC on November 3, 2010;
•	Current Report on Form 8-K, as filed with the SEC on November 29, 2010;
•	Current Report on Form 8-K, as filed with the SEC on December 7, 2010;
•	Current Report on Form 8-K, as filed with the SEC on December 16, 2010;
•	Current Report on Form 8-K, as filed with the SEC on December 29, 2010*;
•	Current Report on Form 8-K, as filed with the SEC on January 5, 2011;
•	Current Report on Form 8-K, as filed with the SEC on February 1, 2011;
•	Current Report on Form 8-K, as filed with the SEC on February 16, 2011;
•	Current Report on Form 8-K, as filed with the SEC on February 22, 2011;
•	Current Report on Form 8-K, as filed with the SEC on March 17, 2011; and
•	Current Report on Form 8-K, as filed with the SEC on March 29, 2011.

*  Portions of this report were furnished to the SEC under Item 2.02 (Results of Operations and Financial Condition).  Pursuant to General Instruction B(2) of Form 8-K, the portions of this report submitted under Item 2.02 are not deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  The Company is not incorporating by reference those portions of this report that are not deemed to be “filed” for purposes of Section 18 of the Exchange Act, and will not incorporate by reference those portions of future filings of reports on Form 8-K into a filing under the Securities Act of 1933, as amended, or the Exchange Act or into this Information Statement that are not deemed to be “filed” for purposes of Section 18 of the Exchange Act.

The Company will provide to each person, including any beneficial owner of Common Stock, to whom this Information Statement is delivered, a free copy of any or all of the information that has been incorporated by reference into this Information Statement but not delivered with this Information Statement.  Please direct your written request to: General Employment Enterprises, Inc., Oakbrook Terrace Tower, One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181, Attention: Investor Relations.  A copy of the annual report on Form 10-K for the year ended September 30, 2010 is also available on the SEC’s Internet site at http://www.sec.gov and on and the Company’s website www.generalemployment.com.

By Order of the Board of Directors of General Employment Enterprises, Inc.

By:	/s/ Salvatore J. Zizza
Name:	Salvatore J. Zizza
Title:	Chief Executive Officer
Oakbrook Terrace, Illinois
April 27, 2011

EXHIBIT A
ASSET PURCHASE AGREEMENT

________________________________________________________

ASSET PURCHASE AGREEMENT

________________________________________________________

BY AND AMONG

DMCC STAFFING, LLC,

RFFG OF CLEVELAND, LLC,

THOMAS J. BEAN,

GENERAL EMPLOYMENT ENTERPRISES, INC.

AND

TRIAD PERSONNEL SERVICES, INC.

Dated as of November 1, 2010

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (the “Agreement”) is by and among DMCC Staffing, LLC, an Ohio limited liability company, RFFG of Cleveland, LLC, an Ohio limited liability company (each a “Seller” and together, “Sellers”), Thomas J. Bean (“Mr. Bean”), General Employment Enterprises, Inc., an Illinois corporation (“Parent”), and Triad Personnel Services, Inc., an Illinois corporation and a wholly-owned subsidiary of Parent (“Buyer”).  Sellers, Mr. Bean, Parent and Buyer shall be referred to herein each as a “Party” and together as the “Parties”.

RECITALS

WHEREAS, Sellers operate a services business from their offices in Ohio that provides labor and human resource solutions, including without limitation, provisions of temporary staffing, human resources and payroll outsourcing services, labor and employment consulting and workforce solutions (hereinafter referred to as the “Business”); and

WHEREAS, Sellers desire to sell, and Buyer desires to purchase, the Purchased Assets (as defined below) upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Sellers agree as follows:

ARTICLE 1.
DEFINITIONS

1.1           Certain Definitions.  For purposes of this Agreement, the following terms have the following meanings:

“Adverse Claim” means any claim, condition, covenant, demand, purchase right, lien, security interest, pledge, community property interest, equitable interest, option, hypothecation, right of first refusal, or charge or other right, restriction or encumbrance of any kind, including any restriction on use, transfer, receipt of income or any other attribute of ownership, other than those created in favor of Buyer under this Agreement or the other documents contemplated hereby.

“Affiliate” of a specified Person, means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Code” means the Internal Revenue Code of 1986, as amended.

“Computer Software and Databases” means and includes all computer software, computer programs and electronic databases, including Internet web sites of Sellers (as such items have been updated, corrected, enhanced, replaced and modified), and all documentation related thereto.

“Contemplated Transactions” means all of the transactions contemplated by this Agreement, including: (a) the sale of the Purchased Assets by Sellers to Buyer; and (b) Buyer’s acquisition and ownership of the Purchased Assets.

“Fair Market Value” means the last sales price reported for the shares on the applicable date as reported on the principal national securities exchange in the United States on which it is then traded (if the shares are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by Parent.

“GAAP” means generally accepted United States accounting principles consistently applied.

“Governmental Body” means any: (a) nation, state, province, county, city, town, village, district, or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (d) multinational organization or body; or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

“Indebtedness” with respect to any Person, means and includes all obligations which, in accordance with GAAP, should be classified on a balance sheet of such Person as liabilities, and in any event shall include (a) all indebtedness of such Person for (i) borrowed money or (ii) the deferred purchase price of property; (b) all obligations of such Person evidenced by notes, bonds, debentures, guarantees, reimbursement agreements, or other similar instruments; (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person; (d) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases and (e) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities.

“Legal Requirement” means any federal, state, provincial, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

“Liability” means and includes any direct or indirect, primary or secondary, liability, Indebtedness, obligation, penalty, expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills and checks presented to banks for collection or deposit in the Ordinary Course of Business) of any type, whether accrued, absolute, contingent, liquidated, unliquidated, matured, unmatured or otherwise.

“Material Adverse Effect” means a material adverse change in the financial condition, business, assets, liabilities, properties, results of operations or prospects of the Business.

“Obligation” means any debt, Liability or obligation of any nature, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or otherwise.

“Ordinary Course of Business” means in the ordinary course of the Business, consistent with past practices.

“Organizational Documents” means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles of organization and operating agreement of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

“Party” and “Parties” shall have the meanings ascribed to them in the Preamble.

“Permits” shall mean all licenses, permits, certificates, registrations, authorizations and approvals of any Governmental Body.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Tax” or “Taxes” means all taxes, charges, fees, levies or other similar assessments or liabilities, including, without limitation, income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, services, transfer, withholding, employment, payroll and franchise taxes imposed by the United States of America or any state, province, government, foreign taxing authority or any agency thereof, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

ARTICLE 2.
SALE AND TRANSFER OF ASSETS; PURCHASE PRICE

2.1           Sale and Purchase of Assets.  Subject to the terms and conditions set forth in this Agreement, Sellers hereby agree to transfer, sell, convey, assign and deliver to Buyer, free and clear of all Adverse Claims, and Buyer agrees to purchase from Sellers, all right, title and interest in and to, as of the Closing (as hereinafter defined), all assets, properties and rights of Sellers comprising the Business, wherever located, set forth in Section 2.1(b) (collectively, the “Purchased Assets”); provided, however, that notwithstanding anything to the contrary herein, Buyer shall not purchase from Sellers, any assets, properties and rights that are not included among the Purchased Assets (collectively, the “Excluded Assets”).

(a)           Excluded Assets.  The Excluded Assets shall include, without limitation, the following:

(i)            This Agreement.  Any rights of Sellers under this Agreement (including any proceeds of this Agreement).

(ii)           Accounts Receivable.  Sellers’ accounts receivable arising from the operation of the Business and services performed in connection with the Business prior to the Closing Date (as hereinafter defined) (whether or not billed prior to the Closing Date).

(iii)          Insurance  Policies.  Sellers’ insurance policies (including but not limited to Sellers’ employee benefit plans and workers compensation polices).

(iv)          Prepaid Deposits.  Sellers’ prepaid items and deposits (including but not limited to any and all workers compensation deposits) arising out of or relating to the ownership or operation of the Business by Sellers prior to the Closing Date.

(v)           Income Tax Returns.  All of Sellers’ income Tax Returns.

(vi)          Corporate Books.  Sellers’ corporate and company minute books and stock ownership record books.

(vii)         Personnel Records.  All of Sellers’ personnel records and other records required by law to remain in Sellers’ possession; provided, however, that Buyer shall be provided copies of all such records.

(viii)        Tax Refunds.  All of Sellers’ claims for refund of taxes and other governmental charges of whatever nature.

(ix)          Bank Accounts. All bank accounts of Sellers including all funds, monies or assets of any kind contained within.

(x)           Contracts and Agreements.  All contracts and agreements, whether written or oral, other than the Assumed Contracts.

(b)           Purchased Assets.  The Purchased Assets shall consist of the following:

(i)            Equipment.  The machinery and equipment, tools, tooling, vehicles, Computer Software and Databases, supplies, desks, chairs, tables, furniture, fixtures and all other personal property of Sellers listed on Schedule 2.1(b)(i) hereto (the “Equipment”).

(ii)           Leases.  Sellers’ leasehold interests in the personal property leased by Sellers and used in the operation of the Business (the “Leases”).  Sellers’ sale, transfer and assignment of the Leases and Buyer’s purchase and assumption of the Leases, shall be subject to any and all approvals, notices and consents as may be required by law or otherwise.

(iii)          Contracts.  Sellers’ right, title and interest in and to the contracts and agreements of Sellers identified on Schedule 2.1(b)(iii) (such identified contracts being the “Assumed Contracts”).  Sellers’ sale, transfer and assignment of the Assumed Contracts and Buyer’s purchase and assumption of the Assumed Contracts, shall be subject to any and all approvals, notices and consents as may be required by law or otherwise.

(iv)          Intellectual Property/General Intangibles.  Sellers’ (a) trade name; (b) telephone numbers, telecopy numbers and email; (c) patents, patent applications and inventions and discoveries that may be patentable; (d) trademarks, service marks, trade names, fictional business names, service marks, trade dress and domain names, together with the goodwill associated therewith; (e) copyrights, including copyrights in computer software; (f) all rights in mask works; (g) confidential and proprietary information, including trade secrets, know-how, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints; (h) registrations and applications for registration of the foregoing and (i) all causes of action, if any, for infringement, conversion or misuse of any of the foregoing, and all rights of recovery related thereto, including but not limited to those listed on Schedule 2.1(b)(iv) hereto (collectively, the “Intellectual Property”).

(v)           Business Records and Customer Lists.  All books, records, files and papers that contain information relating, directly or indirectly, to the Business and the Purchased Assets, including without limitation, all lists of customers and clients served by Sellers and the rights to do business with the clients and customers of Sellers relating to the Business and all personnel records, including without limitation those listed on Schedule 2.1(b)(v).

(vi)          Goodwill. All goodwill of the Business.

2.2           Assumed Liabilities.  Buyer shall, at the Closing, assume, and hold Sellers harmless from, only the liabilities of Sellers arising in the Ordinary Course on and after Closing under the Assumed Contracts (collectively, the “Assumed Liabilities”), except to the extent those liabilities were due prior to Closing or result from a breach of an Assumed Contract by Sellers prior to or at Closing.

2.3           Liabilities and Obligations Not Assumed.  Notwithstanding any other provision of this Agreement to the contrary, Buyer shall not assume any Liabilities or Obligations of Sellers other than the Assumed Liabilities, including, without limitation, any Liabilities or Obligations for Taxes, debts, liabilities or under any benefit plan or any Liabilities or Obligations arising under the Assets Purchase Agreement, by and between Extinct Temps, Inc. (f/k/a AmeriTemps, Inc). and WTS Acquisition Corp., dated as of December 18, 2008, or any and all Liabilities or Obligations related to assessments, claims, premiums, fees or other governmental charges of any nature whatsoever, whether disputed or not, together with any interest, penalties or additional amounts with respect to Sellers’ participation in the Ohio Bureau of Workers’ Compensation (BWC) “Retro Program”.  Sellers shall retain, and shall timely and faithfully pay, perform and discharge all of its Liabilities and Obligations other than Assumed Liabilities.

2.4           Certain Required Consents.  If an attempted assignment or transfer of the Assumed Contracts, the Leases, any Permits or any claim or right of any benefit arising thereunder or resulting therefrom, without the consent, approval or waiver of a third party, would constitute a breach thereof or in any way adversely affect the rights of Sellers or Buyer thereunder, unless and until any such required consent, approval or waiver has been obtained and is in full force and effect such Assumed Contract, Lease, Permit or other claim, right or benefit shall not be deemed assigned or transferred.  To the extent that Buyer shall have determined to close under this Agreement prior to receipt of any consent, approval or waiver necessary to transfer the rights and benefits of any Assumed Contract, Lease or Permit to Buyer, then for six months following the Closing Date, the Parties hereto will cooperate to, and the Parties shall continue to use their best efforts to, obtain as promptly as practicable all such consents, approvals and waivers required by third parties to transfer to Buyer such Assumed Contracts, Leases or Permits in a manner that will avoid any default, conflict, or termination of rights thereunder.  Pending such transfer, the Parties shall use commercially reasonable efforts to provide the benefits of such Assumed Contracts, Leases or Permits to Buyer in a manner that would as nearly as practicable reflect the purpose and intention of this Agreement.

2.5           Purchase Price and Payment.

(a)           The purchase price for the Purchased Assets shall be $4,800,000, subject to adjustment as provided in Section 2.5(c) below (the “Purchase Price”).  The Purchase Price shall be payable as follows: $2,400,000 of the Purchase Price shall be payable in shares of Parent’s common stock (the “Stock Consideration”), as provided in Section 2.5(b) below, and $2,400,000 of the Purchase Price, subject to adjustment, shall be payable in cash (the “Cash Consideration”), as provided in Section 2.5(c) below.

(b)           As soon as reasonably practicable following Parent and Buyer’s receipt of Stockholder Approval and NYSE Amex Final Approval (each as hereinafter defined), as more fully described in Section 6.2, Parent shall deliver, in respect of the Stock Consideration, that number of shares of Parent’s common stock that is equal to $2,400,000 divided by the average Fair Market Value of Parent’s common stock for the 20 consecutive trading days prior to the second trading day prior to the Closing.

(c)           (i) The Cash Consideration shall be payable as follows.  During the period of four years commencing on January 1, 2011 and ending on December 31, 2014 (the “Earnout Period”), Buyer shall pay to Sellers the Earnout Payment (as hereinafter defined) in respect of each of the three-, six-, nine- and twelve-month periods in each fiscal year of the Earnout Period (each, a “Test Period”) with respect to which the aggregate EBITDA (as hereinafter defined) of the Business for the relevant Test Period (the “Test Period EBITDA”) equals or exceeds the relevant EBITDA Target (as hereinafter defined) for such Test Period; provided, however, that in the event that the relevant EBITDA Target for a Test Period is not met, the Earnout Payment in respect of such Test Period shall be reduced proportionately.

Each Earnout Payment shall be payable in three equal monthly installments on the fifteenth day of each of the three months following the end of the relevant Test Period.

For the fiscal year ending December 31, 2011, the EBITDA Target for each Test Period shall be based on a pro rated projected $1,200,000 aggregate annual EBITDA for the Business and, therefore, for the fiscal year ending December 31, 2011, “EBTIDA Target” means $300,000 with respect to the first Test Period (i.e., January 1 through March 31, 2011), $600,000 with respect to the second Test Period (i.e., January 1 through June 30, 2011), $900,000 with respect to the third Test Period (i.e., January 1 through September 30, 2011) and $1,200,000 with respect to the fourth Test Period (i.e., January 1 through December 31, 2011).  For each of the three subsequent fiscal years during the Earnout Period, the EBITDA Target for each Test Period shall be adjusted from $1,200,000, up or down, based upon the pro rata, aggregate EBITDA of the Business for the twelve-month period ending on December 31st of the most recently completed fiscal year.  $1,200,000, in the case of the fiscal year ending December 31, 2011, and the aggregate EBITDA of the Business for the twelve-month period ending on December 31st of the most recently completed fiscal year, in the case of the fiscal years ending December 31, 2012, 2013 and 2014, shall each be referred to herein as an “Annual EBITDA Target”.

With respect to each fiscal year during the Earnout Period, “Earnout Payment” means that amount, subject to downward adjustment as provided in Section 2.5(c)(i) above, obtained by dividing 50% of the Annual EBITDA Target for such fiscal year by four (4).

By way of example, if the Test Period EBITDA for the three months ending March 31, 2011 equals $500,000, then Buyer shall pay Sellers an Earnout Payment of $150,000, payable in three equal monthly installments starting on April 15, 2011.  If, however, the Test Period EBITDA for the three months ending March 31, 2011 equals $200,000, then Buyer shall pay Sellers an Earnout Payment of $100,000 (($200,000 / $300,000) x $150,000) in three equal monthly installments starting on April 15, 2011. If the aggregate EBITDA for the Business for the twelve-month period ending December 31, 2011 equals $2,000,000, then the Annual EBITDA Target for the fiscal year ending December 31, 2012 shall equal $2,000,000, the EBITDA Target for the four Test Periods of the fiscal year ending December 31, 2012 shall equal $500,000 (1 x ($2,000,000 / 4), $1,000,000 (2 x ($2,000,000 / 4), $1,500,000 (3 x ($2,000,000 / 4) and $2,000,000 (4 x ($2,000,000 / 4), respectively, and each Earnout Payment during the fiscal year ending December 31, 2012 shall equal $250,000 ((50% x $2,000,000) / 4), subject to downward adjustment for failure to meet the relevant EBITDA Target in the relevant Test Period. In addition, in accordance with Section 2.5(d) below, in this example, Buyer shall also pay Sellers $800,000 ($2,000,000 - $1,200,000), payable $400,000 in cash and $400,000 in stock, as described below.

(d)           At the end of each fiscal year during the Earnout Period, if the aggregate EBITDA of the Business for the 12-month period then ended is greater than the Annual EBITDA Target for such year, then Buyer shall pay to Sellers the amount of such excess, 50% in cash (the “Additional Cash Consideration”) and 50% in shares of Parent’s common stock (the “Additional Stock Consideration”).  The number of shares to be issued to Sellers in respect of the Additional Stock Consideration shall be determined by dividing the total dollar amount of the Additional Stock Consideration by the average Fair Market Value of Parent’s common stock for the 20 consecutive trading days prior to the last day of the relevant fiscal year.  Any issuance of Additional Stock Consideration shall be subject to stockholder approval and the approval of the principal national securities exchange in the United States on which Parent’s common stock is then traded (if the shares are so listed), if necessary, as determined by Parent in its sole discretion.  To the extent that Parent determines that obtaining any such approvals is not reasonably practicable or if such approvals are not obtained, then Parent shall issue the amount of the Additional Stock Consideration to Sellers in cash.

2.6           EBITDA.  (a)(i) For purposes hereof, “EBITDA” shall mean the Business’s earnings, including Management Fees (as defined in the Management Agreement) paid to Buyer under the Management Agreement (as hereinafter defined), before (A) state, federal and local income taxes, (B) cumulative effect of accounting changes, (C) extraordinary items, (D) amortization expense, (E) depreciation expense, and (F) acquisition related costs, each determined consistent with the Business’s accounting practices prior to the Closing.

The EBITDA calculation will not include as a Business expense, (a) an interest factor on advances from Buyer or its Affiliates; (b)  management and corporate overhead allocations to Buyer from Parent; (c) additional operating costs incurred by Buyer in connection with, or as a result of, the financing of Buyer’s purchase of the Purchased Assets, by way of example and not limitation, additional insurance expenses for increased coverage on assets or on the life of Buyer personnel or (d) costs incurred by Buyer, nor the net income or net loss realized by Buyer, as a result of new business activities of Buyer (i.e., the sale of services which were not offered by Sellers prior to the Closing) unless Sellers agree the EBITDA calculation shall, and then it shall, include both such costs, income and loss.

(i)           The EBITDA calculation will include as a Business expense (a) any interest charges or program fees with respect to the financing of Buyer’s account receivables; and (b) items that represent costs incurred, directly or indirectly, by Buyer which are reasonably intended to enhance the Business’s EBITDA during the Earnout  Period.

(b)           Buyer shall deliver a statement (the “EBITDA Statement”) (i) within 30 days following the end of each fiscal year during the Earnout Period showing the aggregate EBITDA of the Business for the twelve-month period ending December 31st of the most recently completed fiscal year and (ii) within 60 days following the conclusion of the Earnout Period showing the aggregate EBITDA of the Business for the Earnout Period.  Sellers shall, at their request, be provided access to the information reasonably required to evaluate the EBITDA Statement.  If Sellers do not object in writing to the EBITDA Statement within thirty (30) days of said EBITDA Statement’s submission to it, such EBITDA Statement shall be deemed to be accepted.  If Sellers object to any item on the EBITDA Statement and Buyer and Sellers cannot resolve any such objection within twenty (20) days following receipt of notice of such objection, the dispute shall be referred to the independent accountants of Buyer and Sellers.  In such case, the cost of the services of Sellers’ accounting firm shall be borne by Sellers and the cost of the services of Buyer’s accounting firm shall be borne by Buyer. If such accountants cannot agree as to the proper resolution of the objection within twenty (20) days after such referral, it shall be referred to a third accounting firm acceptable to Sellers and Buyer, which firm shall render a binding determination of the disputed items.  If Sellers and Buyer cannot agree on an acceptable accounting firm, Buyer shall designate three such accounting firms (none of which is the accountant for either Buyer, Parent or Sellers) to Sellers and Sellers shall select the accounting firm from the three (3) listed (or one thereafter from the three (3) listed if the prior choice declines to serve).  The accounting firm so designated shall, if possible, render its binding determination of the disputed items within forty-five (45) days after the dispute has been referred to it.  Buyer and Sellers shall cooperate fully with such accounting firm in furnishing all necessary information.  The cost of the services of such accounting firm shall be borne equally by Sellers and Buyer.

(c)           Buyer shall deliver to Sellers interim EBITDA Statements not later than January 15 of each year during the Earnout Period, in give Sellers reasonable access to Buyer’s and Parent’s books and records and accounting personnel to confirm such interim EBITDA Statements.

2.7          Conduct of Business.  Parent and Buyer shall exercise commercially reasonable efforts to maximize the Business’s EBITDA through the Earnout Period.

2.8           Transfer Taxes.  Sellers shall pay all sales, use, transfer or recording Taxes levied in connection with the transfer of the Purchased Assets.

2.9           Purchase Price Allocation.  The Purchase Price (including, for this purpose, Assumed Liabilities, if any) shall be allocated among the Purchased Assets as specified in a schedule to be prepared and delivered by Buyer to Sellers within 180 days after the Closing Date.  Such allocation shall be mutually agreed upon between Buyer and Sellers, and be prepared in accordance with section 1060 of the Code and the regulations implementing that section, as reasonably determined by Buyer.  Each of Buyer and Sellers agrees to complete IRS Form 8594 consistently with such allocation and, if requested by the other Party hereto, to furnish such Party with a copy of such form prepared in draft form no less than 45 days prior to the filing due date of such form.  Neither Buyer nor Sellers shall file any Tax Return or take a position with any taxing authority or in connection with any Tax-related action or audit that is inconsistent with this Section 2.9.

ARTICLE 3.
CLOSING

3.1           Time and Place. The closing of the Contemplated Transactions (the “Closing”) will take place at 10:00 a.m. at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, NY, 10022, on a date to be specified by the parties, which shall be not later than the second business day after the satisfaction or, if permissible, waiver of the conditions set forth in this Article 3 (other than those that by their terms are to be satisfied or waived at the Closing) (the “Closing Date”), or at such other time and place or at such other date, time and place as may be mutually agreed upon in writing by the Parties hereto.

3.2           Conditions to the Obligations of Parent and Buyer.  The obligations of Parent and Buyer to consummate the Contemplated Transactions shall be subject to the satisfaction or waiver (where permissible), at or prior to the Closing, of the following conditions.  Sellers shall have delivered to Buyer:

Consents.  Written consents or approvals in the form and substance satisfactory to Buyer of each person or entity whose consent or approval is required to consummate the Contemplated Transactions.

Title Certificates.  Title documents for all Purchased Assets constituting vehicles or otherwise where applicable and all keys, pass cards or other access devices for vehicles, leased real estate and, as applicable, any Equipment.

Registration Rights Agreement.  A registration rights agreement dated the Closing Date (the “Registration Rights Agreement”) and duly executed by Sellers, substantially in the form attached hereto as Exhibit A.

Intellectual Property Assignment.  Such instruments and documents as Buyer or Buyer’s counsel may reasonably request for the conveyance, assignment or transfer to Buyer of the Intellectual Property that forms part of the Purchased Assets.

Management and Services Agreement.  A management and services agreement dated the Closing Date (the “Management Agreement”) for the management of the businesses of certain of Sellers’ and Mr. Bean’s Affiliates duly executed by such Affiliates.

Capital TempsFund/Wells Fargo. Evidence satisfactory to Buyer of the release of the security interest held by Capital TempsFund and/or Wells Fargo in the Purchased Assets.

Additional Documents.  All such further instruments and documents as Buyer or Buyer’s counsel may reasonably request for the more effective conveyance, assignment or transfer to Buyer of any of the Purchased Assets and the transactions contemplated hereby.

3.3           Conditions to the Obligations of Sellers.  The obligations of Sellers and Mr. Bean to consummate the Contemplated Transactions shall be subject to the satisfaction or waiver (where permissible), at or prior to the Closing, of the following conditions.  Buyer shall have delivered to Sellers:

Registration Rights Agreement.  The Registration Rights Agreement dated the Closing Date and duly executed by Buyer and Parent.

Additional Documents.  All such further instruments and documents as Sellers or Sellers’ counsel may reasonably request for the more effective consummation of the transactions contemplated hereby.

ARTICLE 4.
REPRESENTATIONS AND WARRANTIES OF SELLERS

As an inducement to Buyer and Parent to enter into this Agreement and to consummate the Contemplated Transactions, Sellers and Mr. Bean hereby represent and warrant to Buyer and Parent, as of the date hereof and as of the Closing Date, as follows:

4.1           Organization and Qualification; Due Authorization; Subsidiaries.  Each Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio.  Sellers do not conduct business outside the State of Ohio and, therefore, Sellers are not required to be qualified and in good standing to do business in any jurisdiction other than the State of Ohio. Each Seller has the requisite company power and authority to own, operate or lease the properties that it purports to own, operate or lease and to carry on the Business as it is now being conducted.  Each Seller has the full power and authority to execute and deliver this Agreement and the other documents contemplated hereby to which it is a party and to consummate the Contemplated Transactions.  The execution and delivery of this Agreement and the other documents contemplated hereby to which each Seller is a party and the performance and consummation of the transactions contemplated hereby and thereby by Sellers have been duly authorized by all necessary corporate actions on the part of Sellers.  Upon execution and delivery by Sellers of this Agreement and the other documents contemplated hereby to which Sellers are a party and, subject to the due authorization, execution and delivery of such agreements by the other parties thereto, each of this Agreement and the other documents contemplated hereby will constitute valid and binding obligations of Sellers, enforceable against Sellers in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).  Sellers do not have any subsidiaries.

4.2           No Violation; Consents and Approvals.  Neither the execution and delivery by each Seller of this Agreement or the other documents contemplated hereby to which it is a party nor the consummation of the Contemplated Transactions nor compliance by it with any of the provisions hereof or thereof:  (a) conflict with or result in a violation of (i) the Organizational Documents of such Seller or (ii) any judgment, order, writ, injunction, decree, statute, law, ordinance, rule or regulation binding upon such Seller in connection with the Business or the Purchased Assets in any material respect, or (b) except as set forth in Schedule 4.2 hereto, (A) require consent under, violate, conflict with, or result in a breach of any of the terms of, or constitute a default under, or give rise to any right of termination, modification, cancellation or acceleration, or result in the creation or imposition of any Adverse Claim on the Purchased Assets under, any note, bond, mortgage, indenture, deed of trust, contract, commitment, arrangement, license, agreement, lease or other instrument or obligation to which such Seller is a party or by which such Seller may be bound or to which any of the Purchased Assets may be subject or affected, or (B) require any Permit, consent, order or approval of, or registration, declaration or filings with, any Governmental Body.

4.3           Financial Statements; Undisclosed Liabilities; Absence of Certain Changes.

(a)           Each Seller has delivered to Buyer, as Schedule 4.3, (a) the RFFG, LLC consolidated balance sheet as of December 31, 2009 and September 30, 2010 (the balance sheets as of September 30, 2010 are collectively referred to herein as the “Balance Sheet” and September 30, 2010 is referred to herein as the “Balance Sheet Date”) and the RFFG, LLC profit and loss statements for the twelve-month period from January 1, 2009 through December 31, 2009 and the nine-month period from January 1, 2010 through September 30, 2010 (all such financial statements and any notes thereto are hereinafter collectively referred to as the “Financial Statements”).

(b)           Except as set forth in Schedule 4.3, the Financial Statements:  (i) present fairly in all material respects the financial position of RFFG, LLC, which includes the Business, as of the dates thereof and the results of operations of RFFG, LLC, which includes the Business, for the periods covered thereby; (ii) are consistent in all material respects with the books and records of RFFG, LLC, which includes the Business; and (iii) have been prepared in accordance with GAAP throughout the periods indicated (except as may be indicated therein), except that any interim Financial Statements are subject to normal and recurring year-end adjustments, none of which is expected to be material individually or in the aggregate.

(c)           Except as set forth in Schedule 4.3, Sellers have no material liabilities of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, other than (i) liabilities reflected on the Balance Sheet, or (ii) liabilities incurred subsequent to the Balance Sheet Date in the Ordinary Course of Business.  At the Balance Sheet Date, there were no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) that will not be adequately provided for in the Balance Sheet as required by said Statement No. 5.

(d)           Except as set forth in Schedule 4.3 or as otherwise contemplated by this Agreement, there has not occurred any Material Adverse Effect and since December 31, 2009, Sellers have conducted the Business in the Ordinary Course of Business.

4.4           Title to Assets; Leased Personal Property.

(a)           Sellers are the sole owners of the Purchased Assets.  Except as set forth on Schedule 4.4(a), Sellers have good and valid title to all the Purchased Assets, free and clear of all Adverse Claims except those related to the Assumed Liabilities, and at the Closing will convey good and valid title to all of such Purchased Assets to Buyer, free and clear of all Adverse Claims.  Except as set forth on Schedule 4.4(a) hereto: (i) the Purchased Assets constitute all of the assets which are required to carry on the Business as presently conducted and (ii) without limiting the foregoing, none of the Excluded Assets are used in or needed for operation of the Business as presently conducted.

(b)           Schedule 4.4(b) hereto sets forth a list of every lease agreement to which any Seller is a party relating to any item of Equipment which (i) entails payments of not less than $12,000 per annum or (ii) is otherwise material to the Business (“Equipment Leases”).  Except as set forth on Schedule 4.4(b), each Seller has good and valid title, free and clear of all Adverse Claims to its leasehold interest in all items of personal property subject to the Equipment Leases except those claims related to the Assumed Liabilities.  Each Seller has made available to Buyer a complete and accurate copy of each Equipment Lease, including all amendments and exhibits thereto.  No Seller has received any written notice of any event of default under any of the Equipment Leases.  All personal property leased pursuant to the Equipment Leases is in all material respects in the condition required of such property by the terms of the Equipment Lease applicable thereto.

4.5           Intellectual Property.

(a)           Schedule 4.5(a) hereto sets forth all of the Intellectual Property owned by or licensed to or by Sellers.  The Intellectual Property set forth on Schedule 4.5(a) hereto, constitutes all of the Intellectual Property which is used in the conduct of the Business as presently conducted. Except as set forth in Schedule 4.5(a), (i) with respect to any Intellectual Property owned by Sellers (as opposed to Intellectual Property of which a Seller is a licensee), Each Seller has all right, title and interest to all Intellectual Property owned by it, without any conflict known to such Seller with the rights of others, (ii) no Person other than Sellers have the right to use the Intellectual Property owned by Sellers, and (iii) Sellers have the valid right to use, pursuant to a license, sublicense or other agreement, any Intellectual Property used in the Business that is owned by a party other than Sellers.

(b)           Except as set forth on Schedule 4.5(b) hereto, Sellers own or license or otherwise have the full right to use, free from any Adverse Claims, and without payment to any other party, the Intellectual Property, and the consummation of the Contemplated Transactions hereby will not alter or impair such rights (other than that all such rights will be assigned to Buyer).

4.6           Litigation.  Except as set forth in Schedule 4.6 hereto, there is no private or governmental claim, action, lawsuit, or proceeding pending, nor, to the knowledge of Sellers, threatened against or affecting Sellers relating to the Purchased Assets, the Business or the Contemplated Transactions or the other documents contemplated hereby, at law, in equity or otherwise, in, before, or by any Governmental Body that could result in a Material Adverse Effect.  Except as set forth in Schedule 4.6 hereto, there is no judgment, order, injunction, decision, award or decree of any Governmental Body applicable to the Business or the Purchased Assets.

4.7           Taxes.  Except as set forth on Schedule 4.7, there are no Adverse Claims for Taxes upon any of the Purchased Assets and there are no audits or other proceedings or investigations by any Governmental Body, or of any position taken on a Tax Return of Sellers, which could reasonably be expected to give rise to an Adverse Claims with respect to any of the Purchased Assets and/or the Business.  All Tax Returns relating to the Business required to be filed by Sellers have been filed with the appropriate Governmental Bodies in all jurisdictions in which such Tax Returns are required to be filed, and such Tax Returns are accurate; all Taxes relating to the Business whether or not shown on a Tax Return have been fully paid.

4.8           Contracts. Except for the Assumed Contracts or as set forth on Schedule 4.8(a) hereto, no Seller is a party to or bound by any agreement, contract, arrangement, lease, license, understanding, commitment or instrument, whether oral or written, that is material to the Business or the Purchased Assets.  Each of the Assumed Contracts, including the Leases, is valid, binding and in full force and effect, enforceable by Sellers in accordance with its terms, and there has not been any cancellation or, to the knowledge of Sellers, threatened cancellation of any such Assumed Contract or Leases, nor any pending or, to the knowledge of Sellers, threatened material disputes thereunder.  Except as set forth in Schedule 4.8(b) hereto, Sellers have paid all payments and sums due and payable under each applicable Assumed Contract and Lease to which it is a party and has performed any obligations required to be performed by it to date under such Assumed Contract and Lease and is not in breach or default thereunder and, to the knowledge of Sellers, no other party to any of the Assumed Contracts and Leases is in breach or default thereunder.

4.9           Compliance With Laws, Permits, Licenses, etc.  Sellers are in compliance with all Legal Requirements in connection with the Purchased Assets and the Business.  No written communication, whether from a Governmental Body, citizens group, employee or otherwise, has been received by Sellers and, to the knowledge of Sellers, investigation or review is pending or threatened by any Governmental Body with respect to (i) any alleged violation by Sellers of any Permit, law, ordinance, regulation, requirement or order of any Governmental Body (including, without limitation, any applicable health, sanitation, fire, safety, zoning or building permit law, ordinance, regulation, requirement or order) relating to the operations conducted by Sellers in connection with the Business or (ii) any alleged failure to have all Permits required in connection with the operations conducted by Sellers in connection with the Business.  Schedule 4.9 lists the material Permits required in connection with the operation of the Business as it is now being operated and conducted by Sellers.  Sellers hold all Permits necessary to operate or conduct the Business, and all Permits held by Sellers are valid, effective and in good standing as of the date hereof, except where the non-validity or non-effectiveness of the same could not reasonably be expected to have a Material Adverse Effect.

4.10         Brokers.  No Person is or will become entitled to receive any brokerage or finder’s fee, financial advisory fee or other similar payment in connection with the transactions contemplated by this Agreement by virtue of having been engaged by or acted on behalf of any Sellers.

4.11         Employees. Set forth on Schedule 4.11(a) hereto is a list of all employees of Sellers and the Business as of the date hereof and their respective (i) employer, (ii) position and (iii) salary.  Set forth on Schedule 4.11(b) hereto is a list of each employment, severance, retention or similar agreement or contract as of the date hereof, individually or collectively, with employees of Sellers or the Business.

4.12         Real Estate. Except for as set forth on Schedule 4.12, Sellers neither own nor lease any real estate used in the Business.

4.13         Insurance.  Schedule 4.13 hereto contains a list of the currently effective insurance policies of Sellers with respect to the Business or Purchased Assets.

4.14         Labor Matters. Sellers have never been a party to any collective bargaining agreement, and, with respect to the Business (a) Sellers are in compliance in all respects with all federal, state, foreign or other applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours and occupational safety and health, and are not engaged in any unfair labor practices; (b) no unfair labor practice complaint or other labor-related claim or charge against either Sellers is pending before the National Labor Relations Board or any other federal, state or local agencies; (c) there has been no labor strike, dispute, slowdown or stoppage in the past three years, nor is any such event pending or threatened against or involving either Seller; (d) there are no union organization efforts presently being made involving either Seller or any of their respective employees; (e) there are no material controversies or grievances pending or threatened between either Seller and any of their respective employees, former employees or organization representing either; (f) neither Seller has experienced any material labor difficulty during the last three years; and (g) no collective bargaining agreement is currently being negotiated by either Seller.  There has not been and there will not be any material adverse change in relations with employees of either Seller engaged in the Business as a result of any announcement or consummation of the Contemplated Transactions.  None of the employees of either Seller engaged in the Business is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or agency, which materially conflicts with Sellers’ Business as presently or proposed to be conducted.  No key employee of either Seller engaged in the Business has notified such Seller he or she is planning to terminate his or her employment.

4.15        Employee Benefit Plans.  Schedule 4.15 sets forth a true and complete list of the employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) currently maintained, sponsored or contributed to by a Seller or any entity that would be deemed a “single employer” with either Seller within the meaning of Section 414(b), (c), (m) or (o) of the Code, and all material bonus, stock option, stock purchase, stock appreciation right, incentive, deferred compensation, supplemental retirement, post-retirement or post-termination health or welfare benefit, severance, welfare, medical, life, vacation, sickness, change in control, death benefit and other similar fringe and employee benefit plans, programs, policies and arrangements, and all employment and consulting agreements, in each case for the benefit of, or relating to, any employee or former employee of either Seller (including their beneficiaries) (collectively, the “Seller Employee Plans”). For purposes of the preceding sentence, “material” means any program, plan, benefit, policy or arrangement involving either more than five (5) persons or aggregate liability in excess of $250,000.  Except as set forth in Schedule 4.15 and except as would not have an Material Adverse Effect, with respect to any of the Seller Employee Plans, (i) each Seller Employee Plan (other than a Multiemployer Plan(as hereinafter defined)) intended to qualify under Section 401(a) of the Code is so qualified and has received a favorable determination letter from the Internal Revenue Service (the “IRS”) or, pursuant to Revenue Proceeding 2005-16, may rely upon an opinion or advisory letter; (ii) no such Seller Employee Plan is a “multiemployer plan” within the meaning of Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code (a “Multiemployer Plan”) or a single employer pension plan within the meaning of Section 4001(a)(15) of ERISA that is subject to Sections 4063 and 4064 of ERISA (a “Multiple Employer Plan”), and no withdrawal liability exists with respect to any Multiemployer Plan or Multiple Employer Plan; (iii) there has been no “prohibited transaction” within the meaning of Section 4975(c) of the Code or Section 406 of ERISA, involving the assets of any of the Seller Employee Plans; (iv) no “accumulated funding deficiency” (within the meaning of Section 412 of the Code and Section 302 of ERISA) has been incurred, and no excise or other Taxes have been incurred or are due and owing by Sellers with respect to any of the Seller Employee Plans because of any failure to comply with the minimum funding standards of the Code and ERISA; (v) no private or governmental action, suit, proceeding, litigation, arbitration or investigation has been instituted or is threatened against or with respect to any Seller Employee Plan (other than routine claims for benefits and appeals of such claims); (vi) each Seller Employee Plan (other than a Multiemployer Plan) complies and has been maintained and operated in accordance with its terms and applicable Legal Requirements, including, without limitation, ERISA and the Code; (vii) no Seller Employee Plan (other than a Multiemployer Plan) is under audit or investigation by the IRS, U.S. Department of Labor or any other Governmental Body; (viii) except as required by Section 4980B(f) of the Code, no Seller Employee Plan provides medical, death or welfare benefits (whether or not insured) with respect to current or former employees of either Seller beyond their retirement or other termination of employment; and (ix) the consummation of the Contemplated Transactions (either alone or in conjunction with any other event) will not entitle any current or former employee of either Seller to any payment (whether of severance pay, unemployment compensation, golden parachute, bonus or otherwise) or increase the amount of compensation due to any employee of either Seller.  Notwithstanding the foregoing, the representations and warranties contained in this Section 4.15 (other than the representations and warranties contained in subsections (ii), (iii) and (viii)) are qualified such that to the extent that any such representation or warranty applies to a Seller Employee Plan that is a Multiemployer Plan, such representation or warranty shall be deemed to be to the knowledge of Sellers.

4.16         Purchased Assets.  As to each Seller, the Purchased Assets do not constitute substantially all of the properties of such Seller within the meaning of Section 368(a)(1)(C) of the Code.

4.17         Representations True and Correct. Neither the Financial Statements, this Agreement nor the other documents contemplated hereby nor any certificate or other information or document furnished or to be furnished by Sellers to Buyer contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.  There is no fact known to either Seller which materially and adversely affects the Purchased Assets, the Business or its properties or assets, which has not been set forth in this Agreement, the Financial Statements, any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof.

ARTICLE 5.
REPRESENTATIONS AND WARRANTIES OF BUYER

As an inducement to Sellers to enter into this Agreement and to consummate the Contemplated Transactions, Buyer hereby represents and warrants to Sellers, as of the date hereof and as of the Closing Date, as follows:

5.1           Organization and Good Standing.  Buyer is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Illinois.

5.2          Authority; No Conflict.

(a)           Buyer has the full power and authority to execute and deliver this Agreement and the other documents contemplated hereby to which it is a party and to consummate the Contemplated Transactions.  The execution and delivery of this Agreement and the other documents contemplated hereby to which Buyer is a party and the performance and consummation of the transactions contemplated hereby and thereby by Buyer have been duly authorized by all necessary corporate actions on the part of Buyer.  Upon execution and delivery by Buyer of this Agreement and the other documents contemplated hereby to which Buyer is a party and, subject to the due authorization, execution and delivery of such agreements by the other parties thereto, each of this Agreement and the other documents contemplated hereby will constitute valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)           Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the Contemplated Transactions by Buyer will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to: any provision of Buyer’s Organizational Documents; any resolution adopted by the board of directors or the stockholders of Buyer; any Legal Requirement or order to which Buyer may be subject; or any contract to which Buyer is a party or by which Buyer may be bound.

5.3           Consents.  Except for the consent of Crestmark Bank and such consents as may be obtained prior to Closing, Buyer is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

5.4           Certain Proceedings.  As of the date hereof, there is no pending proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.  To Buyer’s knowledge, no such proceeding has been threatened as of the date hereof.

5.5           Brokers or Finders.  Buyer and its officers and agents have incurred no liability for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with this Agreement.

5.6           SEC Reports.  Parent’s reports (and financial statements included therein) filed with the SEC (“SEC Reports”) from January 1, 2010 through the date hereof (the “Reporting Period”) are accurate in all material respects and comply in all material respects with the SEC’s information reporting requirements with respect to such reports.  Parent has filed all SEC Reports due during the Reporting Period.  There has been no material adverse change in Parent’s financial condition, business or prospects since the filing of its most recent Form 10-Q, other than such changes due to circumstances affecting the staffing and human resources services industry generally.  The financial statements contained in the SEC Reports fairly present the consolidated financial condition and results of operations of Parent as at and for the periods therein specified in accordance with GAAP, all as more particularly set forth in such financial statements and the notes thereto.  The SEC Reports do not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

5.7           Issuance of Shares.  The shares of Parent’s common stock anticipated to be issued to Sellers under Section 2.5(b) hereof, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of shareholders of Parent, and will not impose personal liability on the holders thereof.

ARTICLE 6.
COVENANTS

6.1           Covenant Not to Compete.  From and after Closing, each Seller and Mr. Bean covenants and agrees as follows:

(a)           Each of the Sellers and Mr. Bean hereby acknowledges that it is familiar with the Business and the trade secrets and with other confidential information related to the Business.  Each of the Sellers and Mr. Bean acknowledges and agrees that Parent and Buyer would be irreparably damaged if either of the Sellers, Mr. Bean or any of their respective Affiliates, were to provide services to or otherwise participate in the business of any Person competing with the Business in a similar business (other than as contemplated by the Management Agreement) and that any such competition by either of the Sellers and/or Mr. Bean would result in a significant loss of goodwill by Parent and Buyer.  Each of the Sellers and Mr. Bean further acknowledges and agrees that the covenants and agreements set forth in this Section 6.1 were good and sufficient consideration for each of the Sellers and Mr. Bean and were a material inducement to Parent and Buyer to enter into this Agreement and to perform their respective obligations hereunder, and that Parent and Buyer would not obtain the benefit of the bargain set forth in this Agreement as specifically negotiated by the Parties hereto if either of the Sellers and/or Mr. Bean breached the provisions of this Section 6.1.  Therefore, each of the Sellers and Mr. Bean agrees, in further consideration of the Purchased Assets and the goodwill of the Business sold by Sellers and Mr. Bean, that during the five (5) year period after the Closing Date (the “Restricted Period”), each of the Seller and Mr. Bean shall not (and shall cause their respective Affiliates not to) directly or indirectly own any interest in, manage, control, participate in (whether as an owner, officer, director, manager, employee, partner, agent, representative or otherwise), consult with, render services for, or in any other manner engage anywhere where the Business is presently conducted or presently proposed to be conducted in any business engaged directly or indirectly relating to the Business or the business engaged in by Buyer; other than as contemplated by the Management Agreement.  Each of the Sellers and Mr. Bean acknowledges that the geographic restrictions and time periods, as well as all other restrictions and covenants contained in Section 6.1 are reasonable and necessary, and supported by good and valuable consideration, to protect the goodwill of Buyer’s business and the Business being sold by Sellers and Mr. Bean pursuant to this Agreement.

(b)           Until an employee has been separated from employment by Buyer (or its Affiliate) for at least one year, each of the Sellers and Mr. Bean agrees that it shall not (and shall cause its Affiliates not to) directly, or indirectly through another Person during the two (2) year period after the Closing Date, (i) induce or attempt to induce any employee of the Business, or any of their Affiliates to leave the employ of the Business, Buyer or any of their Affiliates, or in any way interfere with the relationship between the Business, Buyer or any of their Affiliates and any employee thereof, (ii) hire any person who was an employee of the Business, Buyer or any of their Affiliates at any time during the twelve-month period immediately prior to the date on which such hiring would take place (it being conclusively presumed by the Parties so as to avoid any disputes under this Section 6.1 that any such hiring within such twelve-month period is in violation of clause (i) above).

(c)           Each of the Sellers and Mr. Bean agrees that it shall not (and shall cause its Affiliates not to) directly, or indirectly through another Person during the Restricted Period, call on, solicit or service any client, customer, supplier, licensee, licensor or other business relation of Buyer, the Business, or any of their Affiliates (including any Person that was a client, customer, supplier or other potential business relation of Buyer, the Business, or any of their Affiliates at any time during the twelve month period immediately prior to such call, solicit or service), induce or attempt to induce such Person to cease doing business with the Business, Buyer or any of their Affiliates, or in any way interfere with the relationship between any such customer, supplier, licensee, licensor or business relation and the Business, Buyer or any of their Affiliates (including making any negative statements or communications about the Business, Buyer or any of their Affiliates).  After the Closing, neither Mr. Bean nor either of the Sellers shall make any negative statements or communications about Parent or Buyer, the Business, the Purchased Assets or any of their Affiliates’ businesses.

(d)           If, at the time of enforcement of the covenants contained in this Section 6.1 (the “Restrictive Covenants”), a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the Parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed and directed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.  Each of the Sellers and Mr. Bean has consulted with legal counsel regarding the Restrictive Covenants and based on such consultation has determined and hereby acknowledges that the Restrictive Covenants are reasonable in terms of duration, scope and area restrictions and are necessary to protect the goodwill of the Business, Buyer’s business and the substantial investment in the Business made by Parent and Buyer hereunder.

(e)           If either of the Sellers, Mr. Bean or any of their respective Affiliates breaches, or threatens to commit a breach of, any of the Restrictive Covenants, Parent and Buyer shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to Parent and Buyer at law or in equity: (i) the right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Business and Parent and Buyer and that money damages would not provide an adequate remedy to Buyer and that a bond of no more than $250 is sufficient to any action by Parent and Buyer for temporary or injunctive relief; and (ii) the right and remedy to require either or both of the Sellers and/or Mr. Bean to account for and pay over to Parent and Buyer any profits, monies, accruals, increments or other benefits derived or received by such Person as the result of any transactions constituting a breach of the Restrictive Covenants.

(f)            In the event of any breach or violation by a Seller and/or Mr. Bean of any of the Restrictive Covenants, the time period of such covenant shall be tolled until such breach or violation is resolved.

(g)           Nothing contained in this Agreement shall prohibit either of the Sellers or Mr. Bean, from (i) collecting any receivables of Sellers arising from the operation of the Business prior to the Closing, or (ii) winding down the business of Sellers (other than the Business and the Purchased Assets).

6.2           Increase in Authorized Common Stock; Stockholder Approval, Additional Listing Application and Issuance of Shares. Parent covenants and agrees as follows:

(a)            As promptly as possible following the Closing, Parent agrees to submit the issuance of the shares representing the Stock Consideration to a vote of its stockholders, (i) as required by Section 712 of the NYSE Amex Stock Exchange Company Guide and (ii) to approve an amendment to its Articles of Incorporation to increase the number of shares of its common stock authorized for issuance in order to have authorized but unissued shares of common stock equal to at least 100% of the aggregate number of shares of common stock issuable to Sellers under Section 2.5(b) hereof.

(b)           If Parent receives the required approval of its stockholders for the issuance of the shares representing the Stock Consideration (the “Stockholder Approval”), then, as promptly as possible following such Stockholder Approval, Parent agrees to prepare and submit to the NYSE Amex Stock Exchange, an additional listing application for the shares of Parent’s common stock representing the Stock Consideration (the “Additional Listing Application”).

(c)           If the Additional Listing Application receives final approval from the NYSE Amex Stock Exchange (“NYSE Amex Final Approval”), then, in accordance with Section 2.5(b), Parent shall issue or cause to be issued to Sellers, the shares of Parent’s common stock representing the Stock Consideration.

6.3           Further Assurances.  The Parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement, including without limitation, furnishing any information necessary for the submission of the Additional Listing Application and any subsequent additional listing applications to the NYSE Amex Stock Exchange or the principal national securities exchange in the United States on which Parent’s shares of common stock is then traded.

6.4          Employees of the Business.  Buyer shall have no obligation to hire any employee of either Seller.  Any employee of a Seller who accepts an offer of employment from Buyer shall become an employee of Buyer on the date such person reports to work for Buyer.

6.5           Final Payroll.  Sellers shall pay the amount of salaries, wages and benefits earned through the Closing Date by each of their respective employees who may become an employee of Buyer on the Closing Date on such Seller’s next regularly scheduled pay date for that employee.

6.6           Stock Consideration.

(a)           The Stock Consideration shall be subject to the Registration Rights Agreement. Sellers acknowledge that such Stock Consideration shall be issued to Sellers pursuant to applicable exemptions from registration requirements under the Securities Act and applicable exemptions from the securities qualification requirements of state law. Sellers acknowledge that the Stock Consideration may not be resold or transferred unless an exemption from such registration and qualification requirements is available.  Sellers further understand and acknowledge that the Stock Consideration may not be resold pursuant to Rule 144, as promulgated by the Securities and Exchange Commission under the Securities Act, unless all of the conditions of such Rule 144 are met.  Notwithstanding the foregoing, each Seller agrees not to effect any transfer or resale of the Stock Consideration unless and until such Seller shall have notified Parent of the proposed disposition of such shares and provided a written summary of the terms and conditions of the proposed disposition and such Seller shall have provided Parent with written assurances, in form and substance reasonably satisfactory Parent, that the proposed disposition does not require registration of such shares under the Securities Act or qualification under state securities laws of any applicable state, or all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration under the Securities Act, and of qualification under applicable state law or exemption therefrom, has been taken.

(b)           Sellers further acknowledge that Parent shall not be required to transfer on its books any of the Stock Consideration that has been sold or transferred in violation of the provisions of this Agreement or treat as the owner of any such Stock Consideration, or otherwise to accord voting or dividend rights, to any transferee to whom any of such Stock Consideration has been transferred in violation of this Agreement.

6.7           Use of Name.  As promptly as possible following the Closing, Sellers shall file all documents and take all actions necessary to enable Buyer to utilize the mark “AmeriTemps” and as a dba, assumed name, trade name or otherwise with respect to the operations of the Business.  After the Closing Date, neither Sellers nor any of their respective Affiliates (except as expressly provided in the Management Agreement), shall transact business as, or use in the conduct of its businesses or otherwise, the name used by it as of the date hereof, AmeriTemps, DMCC Staffing, RFFG of Cleveland, or any other similar name.  From and after the Closing, each Seller covenants and agrees not to and to cause their  respective Affiliates not to use (except as expressly provided in the Management Agreement) or otherwise employ the trade name, corporate name, dba or similar Intellectual Property rights utilized by Sellers in the conduct of the Business prior to the Closing, which rights are included in the Purchased Assets purchased hereunder.

6.8           Collection of Post-Closing Receivables. To the extent that either of the Sellers or any of their respective Affiliates shall receive any payment, collection and proceeds in respect of any post-Closing accounts receivable, Sellers or their respective Affiliates, as the case may be, shall be deemed to have received such payments, collections or proceeds in trust for Buyer and shall immediately transfer and return to, or in accordance with the written direction of, Buyer, at such account or other place as Buyer may so instruct, and in the form received (subject to endorsement where appropriate).

6.9           Conduct of the Business Pending the Closing.  Between the date of this Agreement and the Closing Date, except as specifically required by another provision of this Agreement, Sellers and Mr. Bean shall, and shall cause their Affiliates to, (i) conduct the Business in, and not take any action  except in, the Ordinary Course of Business; and (ii) use reasonable best efforts to preserve substantially intact the  business organization of the Sellers and the Affiliates, to keep available the services of the current officers, employees and consultants of the Business, and to preserve, in all material respects, the current relationships of the Business with customers, franchisees, licensees, suppliers and other persons with which Sellers and its Affiliates have business relations.

ARTICLE 7.
INDEMNIFICATION

7.1           Sellers’ Indemnity.  Each of the Sellers and Mr. Bean agree to indemnify, defend and hold Buyer (and Buyer’s officers, representatives, directors, employees, successors, Affiliates and permitted assigns) harmless from and against any and all loss, Liability, obligation, claim, demand, lawsuit, action, assessment, damage (including punitive, exemplary, consequential, lost profits and business interruption), or expenses whatsoever (including interest, penalties, fines, attorneys’ fees and expenses (including those incurred to enforce rights to indemnification hereunder, and consultant’s fees and other costs of defense or investigation), and interest on amounts payable as a result of any of the foregoing (“Damages”) which may be asserted against, imposed upon or incurred by any of them by reason of, resulting from, or in connection (directly or indirectly) with the following:

(i)            any inaccuracy in or breach of any representation or warranty of Sellers or Mr. Bean contained in or made pursuant to this Agreement, provided, however, that  the determination of whether such an inaccuracy or breach has occurred will disregard (I) materiality qualifiers (including those relating to yielding a “Material Adverse Effect”), (II) knowledge qualifiers (other than those involving knowledge of contemplated or threatened acts or omissions of third parties) and (III) time limitations that limit disclosure in any representation and warranty to acts or omissions or facts or circumstances after a specified date.

(ii)           any breach of any covenant or agreement contained in, made, or to be performed by Sellers pursuant to this Agreement.

(iii)          the operation of the Business prior to the Closing Date (including but not limited to Damages arising by reason of (A) goods and services provided and sold by Sellers prior to the Closing Date; (B) acts or omissions of Sellers and their employees occurring prior to the Closing Date; and (C) Damages arising with respect to the litigation disclosed in Schedule 4.6); and

(iv)          the Assets Purchase Agreement, by and between Extinct Temps, Inc. (f/k/a AmeriTemps, Inc). and WTS Acquisition Corp., dated as of December 18, 2008.

7.2           Buyer’s Indemnity. Buyer agrees to indemnify, defend and hold Sellers harmless from and against any and all losses, liabilities, damages, costs and expenses (including court costs and reasonable attorneys’ fees) incurred by Sellers to the extent arising from or attributable to: (a) the breach of any representation or warranty of Buyer contained in this Agreement; (b) any breach of any covenant or agreement of Buyer contained in this Agreement; and (c) the operation of the Business after the Closing Date (including but not limited to those arising by reason of (A) goods and services provided and sold by Buyer after the Closing Date; and (B) acts or omissions of Buyer and its employees occurring after the Closing Date).

7.3           Right of Set Off. Buyer may, but shall not be obligated to, deduct the amount of any Damages from any Cash Consideration, Additional Cash Consideration or Additional Stock Consideration that may be due Sellers under Section 2.5.

7.4           Survival.  All representations and warranties of any Party contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the Contemplated Transactions, but shall be extinguished and be of no further force or effect five (5) years after the Closing Date.

7.5           Procedure for Indemnification.

(a)           Promptly after receipt by an indemnified party of notice of the commencement of any proceeding against it by a third party, such indemnified party will, if a claim is to be made against any indemnifying party with respect to such action, give notice to the indemnifying party of the commencement of such claim.

(b)           The indemnifying party will be entitled to participate in such proceeding and, to the extent that it wishes to assume the defense of such proceeding with counsel reasonably satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party for any fees of other counsel or any other expenses with respect to the defense of such proceeding subsequently incurred by the indemnified party in connection with the defense of such proceeding.  In connection with any indemnification, the indemnified party will cooperate with all reasonable requests of the indemnifying party. A claim for indemnification for any matter not involving a third party claim may be asserted by prompt written notice to the party from whom indemnification is sought, subject to any limitations contained in this Article 7.

(c)           The indemnifying party shall have 10 days to object to any notice of claim or loss made by an indemnified party.  If the indemnifying party objects to such notice of claim or loss, or fails to respond in such time period, the Parties shall endeavor in good faith to settle the dispute through negotiation.  If the dispute cannot be resolved through negotiation, or another mutually agreeable dispute resolution mechanism, either of the Parties has the right to request non-binding mediation.  If mediation fails to resolve the dispute, the Parties agree to submit the matter in dispute to binding arbitration.  Written notice of the intent to submit a matter to arbitration shall be given by the party requesting the same.  The arbitration proceedings shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, or, if the Parties so agree, the relevant rules of another arbitration entity or organization agreed upon by the Parties.  In any case, regardless of any rules of the selected arbitration organization to the contrary, only one (1) arbitrator shall be used to decide the outcome of the arbitration.  Such arbitration shall be held in the State of Florida, or if the Parties agree upon another location, that other location.  The arbitrator shall prepare and serve a written decision which shall state the bases of the award and include detailed findings of fact and conclusions of law and designating the party against whom the decision is rendered.  The award may be vacated, modified or corrected based upon any grounds referred to in the Federal Arbitration Act, where the arbitrators’ findings of fact are not supported by substantial evidence, or where the arbitrators’ conclusions of law are erroneous.  The costs of the arbitration shall be shared equally by the Parties, provided that the fees, costs, and expenses of the prevailing party (as reasonably determined by the arbitrator(s)), including arbitrators’ and reasonable attorney fees incurred in connection with any such arbitration, shall be paid by the losing party in the event the arbitrator(s) determine the proceeding was brought or defended in bad faith by the losing party.   The costs and expenses of the prevailing party in collecting any such award shall be paid by the non-prevailing party.

ARTICLE 8.
GENERAL PROVISIONS

8.1           Notices. Notices and other communications required by this Agreement will be in writing and delivered by hand against receipt or sent by recognized overnight delivery service, by certified or registered mail, postage prepaid, with return receipt requested or by facsimile.  All notices will be addressed as follows:

If to Sellers and/or Mr. Bean:

RFFG, LLC
5025 West Lemon Street
Suite 200
Tampa, Florida  33609
Telephone: (813) 637-2140
Facsimile: (813) 637-2222
Attention: Thomas Bean

If to Buyer and/or Parent:

General Employment Enterprises, Inc.
One Tower Lane, Suite 2200
Oakbrook Terrace, Illinois  60181
Telephone: (630) 954-0400
Facsimile: (630) 954-0595
Attention: General Counsel

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York  10022
Telephone: (212) 451-2300
Facsimile: (212) 451-2222
Attention:  Robert H. Friedman, Esq.

or such address as shall be furnished by such notice to the other Parties or to such other addresses as may be designated by a proper notice.  Notices will be deemed to be effective upon receipt (or refusal thereof) if personally delivered or sent by recognized overnight delivery service, upon three (3) days following the date of mailing if sent by certified mail or upon electronically verified transmission, if such delivery is by facsimile, provided that any such facsimile transmittal is confirmed by sending, within twenty-four (24) hours, a copy of such transmittal by overnight delivery service.

8.2           Confidentiality.  The Parties will maintain in confidence, and will cause their respective officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the Contemplated Transactions, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing in connection with or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (c) the furnishing or use of such information is required by legal proceedings.  If the Contemplated Transactions are not consummated, each Party will return or destroy as much of such written information as the other Party may reasonably request.

8.3           Binding Agreement; Assignment.  This Agreement and the right of the Parties hereunder shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns, heirs, estates and legal representatives.  This Agreement shall not be assigned by any Party without the express written consent of the other Parties, which consent shall not be unreasonably withheld or delayed, provided that Buyer may assign its purchase rights to an Affiliate without consent of Sellers or Mr. Bean, whereupon such Affiliate shall be “Buyer” for all purposes hereunder.

8.4           Entire Agreement; Amendment.  This Agreement, and the Exhibits and Schedules attached hereto, constitute the entire Agreement and understanding among the Parties hereto and supersedes and revokes any prior agreement or understanding relating to the subject matter of this Agreement.  No change, amendment, termination or attempted waiver of any of the provisions hereof shall be binding upon the other Party unless reduced to writing and signed by both Parties.

8.5           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.  Receipt of faxed or scanned and emailed signature pages shall have the same legal effect as the receipt of original signature pages.

8.6           Expenses. The Parties hereto will each pay their own attorneys’ and accountant fees, expenses and disbursements in connection with the negotiation and preparation of this Agreement and the other Contemplated Transactions and, unless otherwise set forth in this Agreement, all other costs and expenses incurred in performing and complying with all conditions to be performed under this Agreement and the other Contemplated Transactions.

8.7           Further Assurances.  Upon reasonable request from time to time, the Parties hereto will deliver and/or execute such further instruments as are necessary or appropriate to the consummation of the Contemplated Transactions.

8.8           Construction.  Within this Agreement, the singular shall include the plural and the plural shall include the singular, and any gender shall include the other genders, all as the meaning in the context of this Agreement shall require.  Nothing in this Agreement shall be construed against the draftsperson solely on the basis of drafting alone, given that both Parties fully reviewed and negotiated this Agreement with their counsel. The captions used in this Agreement are inserted for convenience only and shall not constitute a part hereof.

8.9            Exhibits and Schedules.  All Exhibits and Schedules attached to this Agreement are by this reference incorporated herein and made an essential part hereof.

8.10         Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed entirely in that State, without regard to conflicts of laws principles thereof to the extent that the general application of the laws of another jurisdiction would be required thereby.  The Parties hereto hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the County of New York, State of New York, in any action or proceeding arising out of or relating to this Agreement, and the Parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined exclusively in such state or federal court.  The Parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection which they or any of them may now or hereafter have to the laying of the venue of any such action or proceeding brought in any such court, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

8.11         No Third-Party Beneficiaries.  This Agreement is not intended, and shall not be deemed, to confer upon or give any Person except the Parties hereto and their respective successors and assigns any remedy, claim, Liability, reimbursement, cause of action or other right under or by reason of this Agreement.

8.12         Time of Essence.  Time is of the essence for this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.

SELLERS:

DMCC STAFFING, LLC

By:	/s/ Thomas J. Bean
	Name:	Thomas J. Bean
	Title:	Manager

RFFG OF CLEVELAND, LLC

By:	Thomas J. Bean
	Name:	Thomas J. Bean
	Title:	Manager

BUYER:

TRIAD PERSONNEL SERVICES, INC.

By:	/s/ Salvatore J. Zizza
Name:
Title:

PARENT:

GENERAL EMPLOYMENT ENTERPRISES, INC.

By:	/s/ Salvatore J. Zizza
Name:
Title:

/s/ Thomas J. Bean
THOMAS J. BEAN

EXHIBIT B
FINANCIAL STATEMENTS

[SS&G LETTERHEAD]

INDEPENDENT AUDITORS’ REPORT

To the Parent Company
Cleveland, Ohio

We have audited the accompanying carve-out balance sheets of RFFG of Cleveland, LLC and DMCC Staffing, LLC (components of RFFG, LLC; collectively, the Divisions) as of October 31, 2010 and December 31, 2009, and the related carve-out statements of income and due from parent and cash flows for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009.  These carve-out financial statements are the responsibility of the Divisions’ management.  Our responsibility is to express an opinion on these carve-out financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the carve-out financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Divisions’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the carve-out financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall carve-out financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

The carve-out financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of the Divisions as of October 31, 2010 and December 31, 2009, and the results of its operations and cash flows for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ SS&G Financial Services

CERTIFIED PUBLIC ACCOUNTANTS

January 28, 2011

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC
CARVE-OUT FINANCIAL BALANCE SHEETS

	OCTOBER 31, 2010	DECEMBER 31, 2009
ASSETS

CURRENT ASSETS
Cash	$149,581	$153,180
Accounts receivable – trade, net of allowance for doubtful accounts of $25,054 and $13,132 at October 31, 2010 and December 31, 2009, respectively	1,131,753	819,661
Accounts receivable – related parties	53,873	50,000
Prepaid expenses	1,530	1,198

TOTAL CURRENT ASSETS	1,336,737	1,024,039

PROPERTY AND EQUIPMENT, net	5,316	5,629

OTHER ASSETS
Customer lists, net of accumulated amortization of $73,353and $40,011 at October 31, 2010 and December 31, 2009, respectively	126,701	160,043
Trade name	205,056	205,056
	331,757	365,099
	$1,673,810	$1,394,767

LIABILITIES AND DUE FROM PARENT

CURRENT LIABILITIES
Bank overdraft	$57,933	$-
Line of credit	761,413	518,747
Accounts payable and accrued expenses	148,576	169,619
Accrued workers’ compensation	130,359	115,923
Current portion of contingent consideration	159,820	79,459
Related part payables	900,808	1,192,437

TOTAL CURRENT ASSETS	2,158,909	2,076,185

CONTINGENT CONSIDERATION, net of current portion	27,411	95,730

DUE FROM PARENT	(512,510)	(777,148)

	$1,673,810	$1,394,767

See accompanying notes to financial statements

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

CARVE-OUT STATEMENTS OF INCOME DUE FROM PARENT

	FOR THE PERIOD FROM JANUARY 1, 2010 TO , OCTOBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2009

REVENUES	$5,923,929	$4,778,483

COST OF OPERATIONS
Payroll	4,369,322	3,481,850
Payroll taxes	458,956	393,022
Workers’ compensation	247,308	192,463
Other	34,591	75,952
	5,110,177	4,143,287

GROSS PROFIT	813,752	635,196

GENERAL AND ADMINISTRATIVE EXPENSES	439,348	624,769

OTHER EXPENSE, net
Bad debt expense	(12,049)	(16,240)
Interest expense	(53,349)	(48,938)
Gain on acquisition	-	60,966
Miscellaneous income	1,444	1,050
	(62,954)	(3,162)

NET INCOME	311,450	7,265

DUE FROM PARENT, beginning of the period/year	(777,148)	-

NET CASH TRANSFERRED FROM PARENT	(46,812)	(784,413)

DUE FROM PARENT, end of the period/year	$(512,510)	$(777,148)

See accompanying notes to financial statements

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

CARVE-OUT STATEMENTS OF CASH FLOWS

INCREASE (DECREASE) IN CASH

	FOR THE PERIOD FROM JANUARY 1, 2010 TO , OCTOBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$311,450	$7,265
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	35,515	42,082
Amortization of imputed interest	12,042	14,282
Bad debt expense	12,049	16,240
Gain on acquisition	-	(60,966)
(Increase) decrease in:
Accounts receivable - trade	(324,141)	(835,901)
Accounts receivable – related parties	(3,873)	(50,000)
Prepaid expenses	(332)	(1,198)
Increase (decrease) in:
Accounts payable, accrued workers’ compensation and other accrued expenses	(6,607)	285,542
Related party payables	(291,629)	1,192,437

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(255,526)	609,783

CASH FLOWS FORM INVESTING ACTIVITIES
Acquisitions of property and equipment	(1,860)	-

NET CASH USED IN INVESTING ACTIVITIES	(1,860)	-

See accompanying notes to financial statements

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

CARVE-OUT STATEMENTS OF CASH FLOWS

INCREASE (DECREASE) IN CASH

	FOR THE PERIOD FROM JANUARY 1, 2010 TO , OCTOBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2009
CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings on line of credit	$242,666	$518,747
Repayment of note payable	-	(125,033)
Repayment of contingent consideration	-	(65,904)
Increase in bank overdraft	57,933	-
Change in due to parent	46,812	(784,413)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	253,787	(456,603)

NET (DECREASE) INCREASE IN CASH	(3,599)	153,180

CASH, beginning of period/year	153,180	-

CASH, end of period/year	$149,581	$153,180

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the period/year for:
Interest	$40,307	$34,656

See accompanying notes to financial statements

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE A – Nature of operations and summary of significant accounting policies

Nature of operations
RFFG of Cleveland, LLC (RFFG) and DMCC Staffing, LLC (DMCC) supply the office, industrial and technical trade markets in northeast Ohio with temporary help.

Basis of presentation
The accompanying carve-out financial statements include the accounts of RFFG and DMCC (the Divisions), which are wholly-owned subsidiaries of RFFG, LLC (the Parent).  The carve-out financial statements include all expenses incurred by the Parent on the Divisions’ behalf.  All other operations of the Parent have been excluded herein, including the operations of RFFG’s 80%-owned subsidiary, Premier Healthcare Professionals, Inc. (PHP), which was purchased in March 2009 and sold in March 2010.

Concentrations of credit risk
Financial instruments that potentially subject the Divisions to concentrations of credit risk consist principally of cash and accounts receivable.  The Divisions place its temporary cash investments with financial institutions and, at times during the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, they had invested amounts in excess of federal insurance limits.  In addition, at October 31, 2010 and December 31, 2009, the Divisions had accounts receivable from three customers and two customers that amounted to 75% and 77% of total accounts receivable, respectively. In addition, for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, the Divisions had sales to two and three customers that represented 69% and 80% of total sales for the period or year, respectively.  At October 31, 2010 and December 31, 2009, the Divisions had no other concentrations of credit risk.

Accounts receivable - trade
The Divisions report trade receivables at net realizable value.  Management determines the allowance for doubtful accounts based on historical losses and current economic conditions.  On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against an existing allowance account or against earnings.

Property and equipment
Property and equipment are recorded at cost.  Depreciation is calculated using the straight line method over the following estimated useful lives of the assets:

Office equipment	7 years
Computer equipment	3 – 5 years

Routine expenditures for repairs and maintenance are expensed as incurred.

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE A – Nature of operations and summary of significant accounting policies, continued

Customer lists and trade name
The Divisions account for intangible assets in accordance with the Intangibles – Goodwill and Other Topic of the Financial Accounting Standards Board (FASB) Codification.  As a result, the customer lists are amortized over their finite life on a straight-line basis.  For the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, amortization expense was $33,342 and $40,011, respectively.  Estimated future amortization expense at October 31, 2010 is as follows:

From November 1, 2010 to December 31, 2011	$6,669

For the Years Ending December 31:
2011	40,011
2012	40,011
2013	40,010

$126,701

In addition, the trade name is not being amortized but rather is measured annually for impairment.  As of October 31, 2010 and December 31, 2009, management has determined that there is no impairment of the trade name.

Revenue recognition
The Divisions recognize revenue when services are rendered to customers.

Advertising costs
Advertising costs are expensed as incurred.  Advertising expense was $863 and $1,280 for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, respectively.

Income taxes
The Divisions operate as limited liability companies and pass all income and loss to its Parent, which is also a limited liability company.  Accordingly, no provision for federal and state local income taxes has been made in these carve-out financial statements.

As of October 31, 2010, the Divisions had no uncertain tax positions that qualify for either recognition or disclosure in the carve-out financial statements.  Tax years that remain subject to examination are the period from January 1, 2010 to October 31, 2010 and the year ended December 31, 2009.

Taxes collected from customers
The Divisions collect sales tax from its customers on certain sales which is remitted to various state governmental authorities when due.  The Divisions’ policy is to record taxes collected from customers as a component of other current liabilities on its balance sheet and not in its statement of income.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Events occurring after the reporting date
The Divisions’ management has evaluated events and transactions that occurred between October 31, 2010 and January 28, 2011, which is the date that the carve-out financial statements were available to be issued, for possible recognition or disclosure in the carve-out financial statements.

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE B – Property and equipment

Property and equipment consisted of the following at October 31, 2010 and December 31, 2009:

	2010	2009

Office equipment	$1,550	$1,550
Computer equipment	8,010	6,150
	9,560	7,700
Less: accumulated depreciation	(4,244)	(2,071)

	$5,316	$5,629

For the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, depreciation expense amounted to $2,173 and $2,071, respectively.

NOTE C – Line of credit

The Parent and two affiliated entities have a joint line of credit agreement with a bank that allows for borrowings of up to 85% of the face amount of each company’s acceptable accounts receivable, as defined, not to exceed a maximum credit facility of $6,000,000.  At October 31, 2010 and December 31, 2009, interest charged on the line of credit was 8.125%.  In conjunction with the agreement, the companies assign their receivables to the bank as collateral.  However, the companies remain the lawful owners of and have good and undisputed title to all accounts.  In addition, the line of credit agreement is guaranteed by WTS Acquisition Corporation, the parent company of the Parent.

As of October 31, 2010 and December 31, 2009, the outstanding borrowings allocated to the Divisions amounted to $761,413 and $518,747, respectively.

NOTE D – Related party transactions

The Divisions are related to other entities through common ownership.  For the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, the Divisions loaned and received funds for operations.

At October 31, 2010 and December 31, 2009, accounts receivable – related parties is comprised of the following:

	2010	2009

Onsite	$3,873	$-
Trinity	50,000	50,000

	$53,873	$50,000

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE D – Related party transactions, continued

Accounts payable – related parties is comprised of the following at October 31, 2010 and December 31, 2009:

	2010	2009

Workers’ Temporary Staffing, Inc.	$869,808	$857,906
WTS Risk, LLC	21,000	21,000
WTS Space Coast, LLC	10,000	10,000
Oxygen	-	303,531

	$900,808	$1,192,437

The accompanying carve-out financial statements do not necessarily reflect what the Divisions’ financial position, results of its operations and cash flows would have been had the Divisions operated without its association with the Parent.  The Parent incurred certain corporate expenses that have been allocated to the Divisions based on net sales.  For the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, the Parent has allocated $142,950 and $136,173, respectively, in such expenses to the Divisions.

NOTE E – Leases

The Divisions lease office facilities and equipment under various long-term and month to month leases.  These leases are accounted for as operating leases.  Following is a schedule of future minimum payments allocated to the Divisions under agreements that have initial or remaining noncancellable terms in excess of one year as of October 31, 2010:

2011	$12,028
2012	12,460
2013	2,089

$26,577

Total rent expense for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009 allocated to the Divisions amounted to $21,485 and $25,317 respectively.

NOTE F – Acquisition

On January 1, 2009, WTS Acquisition Corporation, and its wholly-owned subsidiary, the Parent (collectively, WTS), purchased certain assets of the Ohio operations of AmeriTemps, Inc. (the Ohio Operations).  WTS subsequently divided the Ohio Operations into six wholly-owned subsidiaries, which included RFFG and DMCC.  Consideration paid by WTS for the entire Ohio Operations amounted to $1,000,000 in cash and up to $2,750,000 in contingent consideration based upon the Ohio Operations meeting certain gross billing amounts, as defined.

The transaction was accounted for in accordance with the Business Combinations Topic of the FASB Codification.  The assignment of total consideration on the date of acquisition was based upon fair values.  The allocation of the intangible assets and contingent consideration to RFFG and DMCC was based upon the Divisions’ anticipated gross billings to the total anticipated gross billings of the entire Ohio Operations, and was as follows:

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE F – Acquisition, continued

ASSETS
Office and computer equipment	$7,700
Customer list	200,054
Trade name	205,056

$412,810

LIABILITIES
Note payable	$125,033
Contingent consideration	226,811

$351,844

Fair value methods used for the identifiable net assets and liabilities acquired in the acquisition make use of quoted market prices in active markets and discounted cash flows using current interest rates.

As a result of the acquisition, the Divisions recognized a gain of $60,966 for the year ended December 31, 2009.  This amount is included as a separate line item in other expense, net, in the accompanying carve-out statements of income.

NOTE G – Commitments and contingencies

In conjunction with WTS’s acquisition of the Ohio Operations (see Note F), the contract of sale included a provision that AmeriTemps, Inc. (the Seller) would be responsible for workers’ compensation liabilities related to retrospectively rated workers’ compensation programs entered into by the Seller over a nine-year period of time.  The claims in the programs have continued to mature, and, currently, the monies owed by the Seller, of which the Divisions were a component, exceed $2,800,000.

The Ohio Bureau of Workers’ Compensation (OBWC) reviewed the transaction and ruled that WTS’s acquisition of the Ohio Operations constituted a transfer in whole of the Ohio Operations.  Accordingly, OBWC is holding WTS responsible for the retrospective rating charges should the Seller be unable to pay.  In the event that WTS would pay the retrospective rating charges, the Divisions could potentially be responsible for a portion of the total retrospective rating bill.  The amount allocated to the Divisions would be based upon claim and payroll transfer.  In addition, WTS will deduct any such amounts paid related to the OBWC from the remaining contingent consideration owed to the Seller.  Accordingly, WTS has not paid the seller any contingent consideration since November 2009.

While the results of litigation proceedings cannot be predicted with certainty, the Divisions believe that the disposition of these matters will not have a material adverse effect on the financial position of the Divisions.

NOTE H – Subsequent events

Effective November 1, 2010, General Employment Enterprises, Inc. and its wholly-owned subsidiary, Triad Personnel Services, Inc. (collectively, General Employment) entered into an asset purchase agreement with RFFG and DMCC for the purchase of certain assets of RFFG and DMCC for $2,400,000 of General Employment’s stock and contingent consideration of up to another $2,400,000 in cash based upon the Divisions’ meeting certain earnings before interest, taxes, depreciation and amortization (EBITDA) targets, as defined, during 2011 to 2014.  The closing of the asset purchase agreement was subject to certain conditions, including entry into a definitive management and services agreement by General Employment of the business of certain affiliates of RFFG and DMCC.  General Employment executed that management agreement on November 30, 2010, with an effective date of November 1, 2010.

EXHIBIT C

PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The General Employment Enterprises, Inc. (“GEE”) unaudited pro forma condensed combined financial statements set forth below are based on the Company’s historical financial statements and the assumption that business combination between GEE, On-Site and DMCC & RFFG of Cleveland occurred as of October 1, 2009:

•
An unaudited pro forma balance sheet is not included in the following financial statements as the financial position of the Company as of December 31, 2010, which was disclosed in the Company’s 10Q filing, includes the acquired entities.

•
The unaudited pro forma condensed combined statement of operations for the three months ended December 31, 2010, combines the December 31, 2010 historical statement of operations for GEE, which includes three months of operations of On-Site and two months of operations of DMCC & RFFG of Cleveland and one month of the October 31, 2010 historical statement of operations for DMCC & RFFG of Cleveland; and

•
The unaudited pro forma condensed combined statement of operations for the twelve months ended September 30, 2010, combines the September 30, 2010 historical statement of operations for GEE, which includes four months of operation of On-Site and the September 30, 2010 historical statement of operations for DMCC & RFFG of Cleveland and eight months of the historical statements of operations for On-Site; and

•
The unaudited pro forma condensed combined financial statements are presented for informational purposes only, and are based on certain assumptions that we believe are reasonable and do not purport to represent our financial condition or our results of operations had the business combination occurred on or as of the dates noted above or to project the results for any future date or period.  In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited pro forma condensed combined financial information; and

•	The unaudited pro forma condensed combined financial statements do not reflect any benefits from potential cost savings or expense synergies resulting from this business combination.

The acquisition of On-Site was treated as a purchase of a business for accounting purposes, and On-Site's assets acquired and liabilities assumed have been recorded at their fair value on the acquisition date of June 1, 2010.

In connection with the business combination, GEE acquired substantially all of On-Site's intangible assets, including its customer list for 1,476,015 shares of GEE common stock, valued at $487,000 based on the quoted market price of the GEE's common stock on the date of the closing of the transaction. In addition, the On-Site shareholder can receive additional consideration of up to $1,020,000 through a combination of cash and GEE's common stock if On-Site achieves certain revenue and earnings goals through 2014. The fair value of this contingent consideration has been initially assessed at zero, as it is not anticipated On-Site will meet the required financial performance targets. In the event the estimated fair value of this contingent consideration changes in future periods, the change in fair value will be recorded in the statement of operations.

Effective November 1, 2010, GEE and its wholly-owned subsidiary, Triad Personnel Services, Inc., entered into an asset purchase agreement, with DMCC Staffing, LLC, (“DMCC”), RFFG of Cleveland, LLC, (“RFFG of Cleveland”), and Thomas J. Bean (the “Asset Purchase Agreement”), for the purchase of certain assets of DMCC and RFFG of Cleveland, including customer lists, comprising DMCC and RFFG of Cleveland’s services business.

The assets purchased related to RFFG of Cleveland and DMCC constitute businesses and as such the acquisition of these assets was accounted for as a business combination.  The assets acquired and liabilities assumed have been recorded at their fair value on the acquisition date of November 1, 2010. Pursuant to the Asset Purchase Agreement, GEE will issue $2,400,000 in shares of its common stock (5,581,395 shares based on the December 30, 2010 closing date) to DMCC and RFFG of Cleveland upon receipt of (a) stockholder approval of the transaction and of an increase to GEE’s authorized common stock and (b) approval of an additional listing application by the NYSE Amex Stock Exchange.

In addition, commencing in 2011, if the aggregate EBITDA of the business acquired, including any management fees earned by GEE under the Management Agreement, meets certain targets (each, an “EBITDA Target”) over a four-year period ending December 31, 2014 (the “Earnout Period”), GEE will be required to make earn-out payments to DMCC and RFFG of Cleveland, each payable in three equal installments.   In the event that an EBITDA Target for a certain period is not met, the earn-out payment in respect of such period will be reduced proportionately.  The EBITDA Targets will be $300,000, $600,000, $900,000 and $1,200,000 for each of the three-, six-, nine- and twelve-month periods, respectively, in the fiscal year ending December 31, 2011, and earn-out payments will consist of quarterly payments of $150,000, payable in three equal monthly installments, if the relevant EBITDA Targets are met.  Starting in the fiscal year ending December 31, 2012, the EBITDA Targets will be adjusted annually to reflect the EBITDA for the twelve-month period ending on December 31st of the most recently completed fiscal year (each, an “Annual EBITDA Target”) and earn-out payments for the year will be adjusted to equal 50% of the relevant Annual EBITDA Target divided by four. At the end of each fiscal year during the Earn-out Period, if the aggregate EBITDA for the 12-month period then ended is greater than the Annual EBITDA Target for such year, GEE will pay to DMCC and RFFG of Cleveland the amount of such excess, 50% in cash and 50% in shares of common stock.  The estimated fair value of the earn-out to be paid under this agreement approximates $2,200,000.

In conjunction with the purchase agreement, effective November 1, 2010, GEE entered into a management agreement with RFFG, LLC (the previous parent company of RFFG of Cleveland and DMCC Staffing, LLC) to provide services to RFFG to operate its day-to-day business, including services related to accounting, sales, finance, workers compensation, benefits, physical locations, IT, and employees.

In consideration of the services provided under the management agreement, RFFG will pay the GEE approximately 6% of its gross revenues.  Gross revenues of RFFG are expected to approximate $18,000,000 on an annual basis, resulting in an expected management fee of approximately $1,000,000 per year.  GEE will need to add employees to provide the services required under the management agreement.

We have not completed a final assessment of the fair values of assets and liabilities of DMCC/RFFG of Cleveland. Accordingly, to the extent such assessments indicate different fair values as presented herein, such adjustments will be made but are not expected to be material.

Unaudited Pro Forma Condensed Combined Statements of Operations

Twelve months ended September 30, 2010
(In Thousands, Except Per Share Data)	GEE	DMCC/ RFFG of Cleveland	OnSite	Pro forma adjustments		Proforma

Net revenues:
Contract services	$9,020	$5,332	$8,736	$-		$23,088
Placement services	2,897	-	-	-		$2,897
Management Fees	-	-	-	1,041	a	$1,041
Net revenues	11,917	5,332	8,736	1,041		27,026

Operating expenses:
Cost of contract services	7,111	4,505	8,303	-		$19,919
Selling, general and administrative expenses	6,126	527	286	141		$7,080
Amortization of intangibles	191	-	132	581	b	$904
Goodwill impairment loss	-	-	280	(280	)c	$-
Total operating expenses	13,428	5,032	9,001	442		$27,903

Income (loss) from operations	(1,511)	300	(265)	599		(877)

Other income (loss)	(45)	(212)	(3)	6	d	$(254)

Net loss	(1,556)	88	(268)	605		(1,131)

Diluted loss per share	$(0.11)		$-	$-		$(0.06)
Weighted average common shares outstanding	13,874	0	-	7,057	e	20,437

See notes to unaudited pro forma condensed combined statement of operations.

  Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

(a)
To record the revenue and expenses for the services provided under the management agreement for RFFG's companies.  The estimated revenue , based on unaudited historical financial information, for the twelve months ending September 30, 2010 is $1,041 less estimated expenses for management labor and misc expense of $141 for a net of $900

(b)
To record amortization on identifiable intangibles in the 2010 Statement of Operations and eight months of amortization expense related to OnSite's and twelve months of amortization expense related to the DMCC/RFFG of Cleveland  identifiable intangible assets assuming the business combination occurred as of October 1, 2009.

(c)	To reverse impairment loss on pre-acquisition goodwill of OnSite

(d)	The adjustment for a change in the interest expense because a reduction in the interest rate

(e)	Represents shares of General Employment common stock to be issued as consideration to the seller of OnSite and DMCC and RFFG of Cleveland.

Unaudited Pro Forma Condensed Combined Statements of Operations

Three months ended December 31, 2010
(In Thousands, Except Per Share Data)	GEE		DMCC/ RFFG of Cleveland		Pro forma adjustments		Proforma

Net revenues:
Contract services	$4,887		$591		$-		$5,478
Placement services	923		-		-		$923
Management Fees	162				153	a	$315
Net revenues	5,972		591		153		6,716

Operating expenses:
Cost of contract services	4,115		503		-		$4,618
Selling, general and administrative expenses	1,735		44		12		$1,791
Amortization of intangibles	94		-		43	b	$137
Total operating expenses	5,944	-	547	-	55		$6,546

Income (loss) from operations	28	-	44	-	98		170

Other income (loss)	(13)		(3)		1	c	$(15)

Net loss	15	-	41	-	99		155

Diluted income per share	$0.00						$0.01
Weighted average common shares outstanding	14,921				5,581	d	20,441

See notes to unaudited pro forma condensed combined statement of operations.

Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

(a)
To record the revenue and expenses for the services provided under the management agreement for RFFG's companies.  The estimated revenue, based on unaudited historical financial information, for the one month of October 31, 2010 is $ 153 less estimated expenses for management labor and misc expense of $12 for a net of $141

(b)
To record amortization on identifiable intangibles in the 2010 Statement of Operations and to record one month of amortization expense related to DMCC/RFFG of Cleveland identifiable intangible assets assuming the business combination occurred as of October 1, 2010.

(c)	The adjustment for a change in the interest expense because a reduction in the interest rate--

(d)	Represents shares of General Employment common stock to be issued as consideration to the seller DMCC and RFFG of Cleveland

EXHIBIT D
ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2010

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 10-K/A
Amendment No. 1

☒	Annual Report Under Section 13 or 15(d) of the Securities Exchange Act of 1934

For the fiscal year ended September 30, 2010

☐	Transition Report Under Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 1-05707

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	36-6097429
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

One Tower Lane, Suite 2200, Oakbrook Terrace, IL	60181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, no par value	NYSE Amex

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
 Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (Section 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☐ No ☐

D-i

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to the Form 10-K. ☐

Indicate by checkmark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☒

Indicate by checkmark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☐ No ☒

The aggregate market value of the common stock held by non-affiliates computed by reference to the price at which the common stock was last sold as of March 31, 2009 was $1,698,000.

The number of shares outstanding of the registrant’s common stock as of September 30, 2010 was 14,856,000.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the General Employment Enterprises, Inc. Proxy Statement for the annual meeting of shareholders held on February 10, 2011 are incorporated by reference into Part III of this Form 10-K/A.

D-ii

EXPLANATORY PARAGRAPH

The purpose of this Amendment No. 1 on Form 10-K/A (the “Amendment”) is to amend General Employment Enterprises, Inc.’s previously filed Annual Report on Form 10-K for the fiscal year ended September 30, 2010, filed with the Securities Exchange Commission on December 28, 2010 (the “Original Form 10-K”), to include (a) a conformed electronic signature of BDO USA, LLP to the Report of Independent Registered Public Accounting Firm; (b) dates to the signatures on the “Signatures” page; and (c) dated certifications as Exhibits 31,01, 31.02, 32.01 and 32.02. The conformed electronic signature of BDO USA, LLP to the Report of Independent Registered Public Accounting Firm and the dates on the “Signatures” page and certifications were each inadvertently omitted from the Original Form 10-K.

For the convenience of the reader, this Amendment sets forth the Original 10-K in its entirety and includes the amendments described above. This Amendment does not reflect events occurring after the filing of the Original Form 10-K, nor does it modify or update disclosures therein in any way other than as required to reflect the amendments described above. Among other things, forward-looking statements made in the Original Form 10-K have not been revised to reflect events that occurred or facts that became known after the filing of the Original Form 10-K, and such forward-looking statements should be read in their historical context.

D-iii

D-iv

PART I

Item 1, Business.

General

General Employment Enterprises, Inc. (the Company”) was incorporated in the State of Illinois in 1962 and is the successor to employment offices doing business since 1893. In 1987 the Company established Triad Personnel Services, Inc., a wholly-owned subsidiary, incorporated in the State of Illinois. In June 2010 the Company purchased certain assets of On-Site services, a temporary staffing agricultural business. The principal executive office of the Company is located at One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois.

Services Provided

The Company provides the following distinctive services: (a) placement services (b) temporary professional staffing services in the fields of information technology, engineering, & accounting and (c ) temporary staffing in the agricultural industry.

The Company’s placement services include placing candidates into regular, full-time jobs with client-employers. The Company’s contract services include placing its professional employees on temporary assignments, under contracts with client companies. Professional contract workers are employees of the Company, typically working at the client location and at the direction of client personnel for periods of three months to one year. Management believes that the combination of these two services provides a strong marketing opportunity, because it offers customers a variety of staffing alternatives that includes direct hire, temporary staffing and a contract-to-hire approach to hiring. The Company’s temporary staffing in the agricultural industry provides agricultural workers for farms and groves located in Florida, Georgia, Indiana, and Alabama.  Most of the workers will migrate from location to location because the work is seasonal depending on the type of crop.  The percentage of revenues derived from the Company’s services is as follows:

	Year Ended September 30
	2010	2009

Professional contract services	53%	60%
Placement services	24%	40%
Agricultural contract services	23%	—

Marketing

The Company markets its services using the trade names General Employment Enterprises, Omni One, Business Management Personnel, Triad Personnel Services, Generation Technologies and On-Site Services. As of September 30, 2010, it operated eleven branch offices located in downtown or suburban areas of major U.S. cities in eight states. The offices were located in Arizona, California (2), Florida (2), Illinois, Indiana, Massachusetts, North Carolina and Ohio (2).

The Company markets its professional staffing services to prospective clients primarily through telephone marketing by its recruiting and sales consultants, and through emailing of employment bulletins listing candidates available for placement and contract employees available for assignment.  The Company’s agricultural staffing services are marketed directly through contacts and relationships built and maintained by the division’s general manager.

The portion of consolidated net revenues derived from the Company’s two largest customers together was approximately 17 % in fiscal 2010 and 21% in fiscal 2009, and no other customer accounted for more than 7% of net revenues during either year.

Competition

The staffing industry is highly competitive. There are relatively few barriers to entry by firms offering placement services, while significant amounts of working capital typically are required for firms offering contract services. The Company’s competitors include a large number of sole-proprietorship operations, as well as regional and national organizations. Many of them are large corporations with substantially greater resources than the Company.

Because the Company focuses its attention on professional staffing positions, it competes by providing highly qualified candidates who are well matched for the position, by responding quickly to client requests, and by establishing offices in convenient locations. As part of its service, the Company provides for professional reference checking, scrutiny of candidates’ work experience and optional background checks. In general, pricing is considered to be secondary to quality of service as a competitive factor. During slow hiring periods, however, competition can put pressure on the Company’s pricing.

The agricultural staffing industry is considered a niche business that requires a high capital reserve to cover the weekly payroll.  There are few businesses in this market and the Company does not anticipate a significant change in the pricing for the next year.

Recruiting

The success of the Company’s professional staffing services is highly dependent on its ability to obtain qualified candidates. Prospective employment candidates are generally recruited through telephone contact by the Company’s employment consultants or through postings on the Internet. For Internet postings, the Company maintains its own web page at www.generalemployment.com and uses other Internet job posting bulletin board services. The Company maintains database records of applicants’ skills to assist in matching them with job openings. The Company screens and interviews applicants who are presented to its clients.  The Company’s agricultural service employees are generally seasonal migrant workers, which are typically recurring workers or are directly recruited by the customers.

Employees

As of September 30, 2010, the Company had approximately 68 regular employees and 103 contract service employees.

Item 1A, Risk Factors.

Not applicable.

Item 1B, Unresolved Staff Comments.

Not applicable.

Item 2, Properties.

The Company’s policy is to lease commercial office space for all of its offices. The Company’s headquarters are located in a modern 31-story building near Chicago, Illinois. The Company leases 8,200 square feet of space at that location under a lease that will expire in 2015. The lease may be cancelled by the Company in 2012 under certain conditions.

The Company’s staffing offices are located in downtown and suburban business centers in eight states. Established offices are operated from leased space ranging from 800 to 2,000 square feet, generally for initial lease periods of three to five years, with cancellation clauses after certain periods of occupancy in some cases. Management believes that existing facilities are adequate for the Company’s current needs and that its leasing strategies provide the Company with sufficient flexibility to open or close offices to accommodate business needs.

Item 3, Legal Proceedings.

From time to time, the Company is subject to various legal proceedings and claims arising in the ordinary course of business. As of September 30, 2010, there were no material legal proceedings pending against the Company.

Item 4, Reserved

Not applicable.

PART II

Item 5, Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

The Company’s common stock is listed on the NYSE Amex stock exchange and is traded under the symbol JOB. The following table sets forth the quarterly high and low sales prices per share of the Company’s common stock on the consolidated market for each quarter within the last two fiscal years.

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter

Fiscal 2010:
High	$.41	$.67	$.77	$.84
Low	.22	.25	.51	.50

Fiscal 2009:
High	$1.47	$.58	$.52	$.54
Low	.46	.36	.19	.30

There were 661 holders of record on September 30, 2010.

No dividends were declared or paid during the three month period ended September 30, 2010.  We do not anticipate paying any cash dividends for the foreseeable future.

Information concerning securities authorized for issuance under equity compensation plans is presented in Item 12 of this annual report.

During the three months ended September 30, 2010, no equity securities of the Company were purchased by the Company.

Recent Sales of Unregistered Securities

Not Applicable.

Item 6, Selected Financial Data.

Not Applicable.

Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Overview

The Company provides contract and placement staffing services for business and industry, primarily specializing in the placement of information technology, engineering and accounting professionals.  With the acquisition of On-Site Services, Inc. (On-Site) in June 2010, the Company also began to provide contract staffing services for the agricultural industry. On June 1, 2010, the Company entered into an asset purchase agreement to purchase certain assets of On-Site Services, Inc. which qualified as a business combination. This business is located in Florida and provides labor and human resource solutions, including temporary staffing, to the agricultural industry. The results of operations of On-Site are included in the Company’s statement of operations from the date of the acquisition. As of September 30, 2010, the Company operated twelve offices located in eight states.

The Company’s professional staffing services business is highly dependent on national employment trends in general and on the demand for professional staff in particular.  As an indicator of employment conditions, the national unemployment rate was 9.6% in September 2010 and 9.8% in September 2009.  This indicates a trend toward a relatively flat level of unemployment in the United States during the last twelve months.

During the year ended September 30, 2010, the U.S. economy experienced a period of continued uncertainty stemming from problems in the housing and credit markets.  According to the U.S. Department of Labor, the national employment level declined by approximately six million jobs during the period.  Management believes that employers have remained extremely cautious about hiring during the period.  As a result, the Company experienced sharp declines in both the number of billable contract hours and the number of placements.

Consolidated net revenues for the year ended September 30, 2010 increased 14.6% compared with the prior year due to the acquisition of On-Site.  Contract service revenues, including On-Site, increased by 43.6%, while placement service revenues decreased by 29.6%.  Due to the restructuring of its corporate and field operations during the third quarter of fiscal 2009, and the Company’s efforts to reduce selling, general, and administrative expenses, the Company was able to lower its loss from operations from $4,228,000 in the prior year to $1,556,000 in the current year.

Results of Operations

Net Revenues
Consolidated net revenues are comprised of the following:

	Year Ended September 30
(In Thousands)	2010		2009
	$		$
Placement Services		2,897		4,114
Professional Contract Services		6,127		6,280
Agricultural Contract Services		2,803		—

Consolidated Net Revenues		$11,917		$10,394

Consolidated net revenues increased by $1,523,000 (14.6%) from the prior year and was primarily due to the acquisition of On-Site in June 2010, which contributed $2,803,000 in revenue for fiscal 2010.  The increase was offset by lower professional contract and permanent placement services.  Professional contract and placement services decreased by $63,000 (1%) and $1,217,000 (29.6%) from the prior year, respectively.  As a result of the weaker economic conditions that prevailed during the year ended September 30, 2010, the Company experienced less demand for these services.

Cost of Contract Services
The cost of contract services includes wages and the related payroll taxes and employee benefits of the Company’s employees while they work on contract assignments.  The cost of contract services for the year ended September 30, 2010 increased by $2,737,000 (63%) due to the acquisition of On-Site in June 2010.  Due to competitive pricing pressures during the period, the gross profit margin on the professional contract services business decreased from 30.4% in the prior year to 29.1% in the current year.  The gross profit margin of the On-Site business was 3.5% for the four months ended September 30, 2010.  The lower margin of the On-Site business was the primary reason for the decrease in the consolidated contract service gross profit margin from 30.4% in the prior year to 21.1% in the current year.

Selling, General and Administrative Expenses
Selling, general and administrative expenses include the following categories:

•
Compensation in the operating divisions, which includes commissions earned by the Company’s employment consultants and branch managers on permanent and temporary placements.  It also includes salaries, wages, unrecovered advances against commissions, payroll taxes and employee benefits associated with the management and operation of the Company’s staffing offices.

•
Administrative compensation, which includes salaries, wages, payroll taxes and employee benefits associated with general management and the operation of the finance, legal, human resources and information technology functions.

•	Occupancy costs, which includes office rent, depreciation and amortization, and other office operating expenses.
•	Recruitment advertising, which includes the cost of identifying job applicants.
•
Other selling, general and administrative expenses, which includes travel, bad debt expense, fees for outside professional services and other corporate-level expenses such as business insurance and taxes.

The Company’s largest selling, general and administrative expense is for compensation in the operating divisions.  Most of the Company’s employment consultants are paid on a commission basis and receive advances against future commissions.  Advances are expensed when paid.  When commissions are earned, prior advances are applied against them and the consultant is paid the net amount.  At that time, the Company recognizes the full amount as commission expense, and advance expense is reduced by the amount recovered.  Thus, the Company’s advance expense represents the net amount of advances paid, less amounts applied against commissions.

Selling, general and administrative expenses for the year ended September 30, 2010 decreased $3,881,000 (38.1%).  Compensation in the operating divisions decreased by $955,000 (46.5%), reflecting lower commission expense on the lower volume of placement business.  Administrative compensation decreased by $1,491,000 (65.9)%, reflecting executive pay reductions, staff reductions and lower deferred compensation expense.  Additionally, in fiscal 2009, the Company recorded an administrative compensation provision of $1,070,000 for a consulting agreement signed with its former Chief Executive Officer (see Liquidity section below).  No additional provisions have been recorded in fiscal 2010 related to this agreement, as the obligation is getting paid out ratably over the next five years.  Branch occupancy costs decreased by $664,000 (55.9%) for the period because of operating fewer branch offices than last year.  Recruitment advertising also decreased $508,000 (57.9)% due to lower utilization of job board posting services.  The fiscal 2010 results also include a 70.4% increase in professional fees.  Legal and accounting fees increased by $256,000 over the prior year due to professional fees incurred related to both the On-Site acquisition & other acquisition targets that were considered during the year.

Other
Interest income for the year ended September 30, 2010 was down $37,000 from last year due to a combination of lower funds available for investment and a lower average rate of return on investments.

There were no credits for income taxes as a result of the pretax losses incurred during the periods because there was not sufficient assurance that future tax benefits would be realized.

Interest expense has increased $26,000 in 2010 primarily due to a full year of interest expense recorded for the accretion of the discount recorded on the liability for the former CEO’s consulting agreement as more fully described below.

Liquidity and Capital Resources

As of September 30, 2010 the Company had cash and cash equivalents of $945,000, which was a decrease of $1,865,000 from September 30, 2009.  Net working capital at September 30, 2010 was $1,209,000, which was a decrease of $1,400,000 from September 30, 2009 and the current ratio was 1.9 to 1.  Shareholders’ equity as of September 30, 2010 was $1,592,000 which represented 46.9% of total assets.

During the year ended September 30, 2010, net cash used by operating activities was $1,865,000.  The net loss for the period, adjusted for depreciation and other non-cash charges, used $1,256,000, while working capital items used $609,000. During the year ended September 30, 2009, net cash used by operating activities was $2,695,000. The net loss for fiscal 2009 adjusted for depreciation and other non-cash charges, used $3,591,000, while working capital items provided $896,000. Overall, the decrease in cash used in operations during fiscal 2010 is due to the decrease in the net loss. The decrease in the net loss is primarily attributable to a restructuring of corporate and field operations which occurred during the third quarter of fiscal 2009, resulting in significant cost reductions. Working capital consumed cash of $609,000 in fiscal 2010 due primarily to an increase in accounts receivable of $382,000 because of the acquisition of On-Site and the timing of payment of accounts payable.

There was no cash used in investing activities during fiscal 2010. The Company does not expect any significant use of cash for capital expenditures in fiscal 2011. During fiscal 2010, the Company acquired certain assets of On-Site Services, Inc through the issuance of 1,476,015 shares of its common stock. Additionally, the former owner of On-Site is entitled to earn-out payments over the next four years totaling up to $1,020,000; $600,000 of which is payable in cash and $420,000 of which is payable in either cash or common stock or any combination  thereof, in the Company’s sole discretion, upon the attainment of certain aggregate performance targets. The Company has determined that the fair value of the contingent consideration that could be paid under this earn-out agreement is zero based on the estimated probability of any payment being made.

In November 2010, the Company purchased certain assets of RFFG of Cleveland and DMCC Staffing, LLC (“DMCC”) and entered into a management agreement with RFFG, LLC (the previous parent company of RFFG of Cleveland and DMCC Staffing, LLC) to provide services to RFFG to operate its day-to-day business, including services related to accounting, sales, finance, workers compensation, benefits, physical locations, IT, and employees. Thomas J. Bean, a 10% shareholder of the Company (prior to consideration of common shares issued in this transaction), is the owner of RFFG.

In consideration of the services provided under the management agreement, RFFG will pay the Company approximately 6% of its gross revenues. Gross revenues of RFFG are expected to approximate $18 million on an annual basis, resulting in an expected management fee of approximately $1 million per year. The Company will need to add employees to provide the services required under the management agreement. The assets purchased related to RFFG of Cleveland and DMCC Staffing , LLC constitute businesses and as such the acquisition of these assets will be accounted for as a business combination. In consideration for the assets acquired and the rights under the management contract, the Company paid $2.4 million through the issuance of its common stock. In addition, the purchase agreement requires the Company to make additional payments of up to $2.4 million over the next four years if certain performance targets are achieved. These earn-out payments will be paid 50% in cash and 50% through the issuance of the Company’s common stock. Under the terms of the agreement, the maximum amount payable under the earn-out agreement for fiscal 2011 is $350,000.

All of the Company’s office facilities are leased.  As of September 30, 2010, future minimum lease payments under non-cancelable lease commitments having initial terms in excess of one year, including closed offices, totaled $1,674,000.  At that date, the Company also had contractual obligations to purchase approximately $446,000 of recruitment advertising through December 2011.

In fiscal 2009, to improve liquidity, the Company completed the sale of 7,700,000 shares of common stock to PSQ and raised net cash proceeds of $1,384,000.

In connection with the completion of the sale of shares of common stock to PSQ in the prior year, the Company’s Chairman, Chief Executive Officer and President (the “former CEO”) resigned from those positions and his employment agreement with the Company was replaced by a new consulting agreement.  Under the consulting agreement, the Company became obligated to pay an annual consulting fee of $180,000 over a five-year period and to issue 500,000 shares of common stock to the former CEO for no additional consideration, and the Company recorded a liability for the net present value of the future fee payments in the amount of $790,000.  As of September 30, 2010, $611,000 remains payable under this agreement and is included in accrued expenses on the Company’s balance sheet.

During fiscal 2010, the Company had a loan and security agreement with Crestmark Bank for financing of its accounts receivable.  Under the terms, the Company was allowed to borrow up to 85% of its eligible accounts receivable, not to exceed $3,500,000. The loan was secured by accounts receivable and other property of the Company.  Interest was charged at the rate of 1%above the prime rate.  In addition, the agreement requires a service fee of $3,500 per month and an annual fee equal to 1% of the total maximum borrowing under the facility. The term was for three years (twenty six months remaining as of September 30, 2010) or earlier upon demand by Crestmark, and will be renewed automatically for consecutive two year terms unless terminated by either party.  As of September 30, 2010, there were no outstanding borrowings under the line of credit.

The loan and security agreement with Crestmark Bank included financial covenants which require compliance until termination of the agreement.  As of September 30, 2010, the Company was in compliance with all such covenants.  The borrowing base availability under this agreement was approximately $610,000 as of September 30, 2010.

In December 2010, the Company terminated its agreement with Crestmark Bank & entered into a 2 year $3 million account purchase agreement (“AR Credit Facility”) with Wells Fargo Bank N.A. (“Wells Fargo”). The AR Credit Facility provides for borrowings on a revolving basis, of up to 85% of the Company’s eligible accounts receivable less than 90 days old and bears interest at a rate equal to the three month LIBOR plus 5.25%. Upon the terms and subject to the conditions in the agreement, Wells Fargo may determine which receivables are eligible receivables, may determine the amount it will advance on any such receivables, and may require the Company to repay advances made on receivables and thereby repay amounts outstanding under the AR Credit Facility. Wells Fargo also has the right to require the Company to repurchase receivables that remain outstanding 90 days past their invoice date. The Company continues to be responsible for the servicing and administration of the receivables purchased. The Company will carry the receivables and any outstanding borrowings on its consolidated balance sheet.

The Company believes that the borrowing availability under the Wells Fargo agreement will be adequate to fund the increase in working capital needs resulting from the acquisitions of On-Site, RFFG of Cleveland, and DMCC Staffing.

In recent years, the Company has incurred significant losses and negative cash flows from operations. Management has implemented a strategy which included cost reduction efforts as well as identifying strategic acquisitions, financed primarily through the issuance of common stock, to improve the overall profitability and cash flows of the Company. In addition, as discussed above, the Company entered into an AR Credit Facility with Wells Fargo to provide working capital financing. In the event Wells Fargo elects not to advance us funds on our accounts receivable balance or the performance of the acquired entities does not meet our expectations, we could experience liquidity constraints.

As of September 30, 2010, there were approximately $8,900,000 of losses available to reduce federal taxable income in future years through 2029, and there were approximately $7,000,000 of losses available to reduce state taxable income in future years, expiring from 2010 through 2029.  Due to the sale of shares of common stock to PSQ during fiscal 2009, it is likely that the Company will be limited by Section 382 of the Internal Revenue Code as to the amount of net operating losses that may be used in future years.  The Company is currently evaluating the effects of any such limitation.  Future realization of the tax benefits of net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period.  Based on the weight of available evidence, the Company determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of September 30, 2010.

Off-Balance Sheet Arrangements

As of September 30, 2010, and during the year then ended, there were no transactions, agreements or other contractual arrangements to which an unconsolidated entity was a party, under which the Company (a) had any direct or contingent obligation under a guarantee contract, derivative instrument or variable interest in the unconsolidated entity, or (b) had a retained or contingent interest in assets transferred to the unconsolidated entity.

Critical Accounting Policies

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules of the United States Securities and Exchange Commission.

Management makes estimates and assumptions that can affect the amounts of assets and liabilities reported as of the date of the financial statements, as well as the amounts of reported revenues and expenses during the periods presented. Those estimates and assumptions typically involve expectations about events to occur subsequent to the balance sheet date, and it is possible that actual results could ultimately differ from the estimates. If differences were to occur in a subsequent period, the Company would recognize those differences when they became known. Significant matters requiring the use of estimates and assumptions include deferred income tax valuation allowances and accounts receivable allowances. Management believes that its estimates and assumptions are reasonable, based on information that is available at the time they are made.

The following accounting policies are considered by management to be “critical” because of the judgments and uncertainties involved, and because different amounts would be reported under different conditions or using different assumptions.

Income Taxes
Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that are expected to be in effect when the differences reverse. A valuation allowance is recorded to reduce deferred tax assets to the amount that is more likely than not to be realized as a tax benefit in the future. If the Company were to change its determination about the future realization of tax benefits, the valuation allowance would be adjusted as a provision or credit to income taxes in the period in which the determination is made. Judgment is required in assessing the likelihood that tax assets will be realized. These judgments are based on estimates about future taxable income, which is inherently uncertain.

Accounts Receivable Allowances
An allowance for placement falloffs is recorded, as a reduction of revenues, for estimated losses due to applicants not remaining employed for the Company’s guarantee period. An allowance for doubtful accounts is recorded, as a charge to bad debt expense, where collection is considered to be doubtful due to credit issues. These allowances reflect management’s estimate of potential losses inherent in the accounts receivable balances, based on historical loss statistics and known current factors impacting its customers.

Goodwill
Goodwill represents the excess of cost over the fair value of the net assets acquired in the June 1, 2010 acquisition of On-Site Services, Inc. Goodwill is assessed for impairment at least annually in the absence of an indicator of possible impairment and immediately upon an indicator of possible impairment. If the carrying amount of the reporting unit exceeds its fair value, the Company measures the possible goodwill impairment based upon an allocation of the estimated fair value of the underlying assets and liabilities of the reporting unit, as if the acquisition had occurred currently. The excess of the fair value of the reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized to the extent the carrying value of goodwill exceeds its implied fair value.

Intangible Assets
Customer lists and non-compete agreements were recorded at their estimated fair value and are amortized over their estimated useful lives ranging from two to five years using accelerated and straight-line methods, respectively.

Impairment of Long-lived Assets
The Company records impairment on long-lived assets (including amortizable intangible assets) used in operations, other than goodwill, when events or circumstances indicate that the asset might be impaired and the estimated undiscounted cash flows to be generated by those assets over their remaining lives are less than the carrying amount of those items. The net carrying value of assets not recoverable is reduced to fair value, which is typically calculated using the discounted cash flow method.

Recent Accounting Pronouncements

In December 2007, the FASB issued guidance on business combinations.  Under this guidance, an entity is required to recognize the assets acquired, liabilities assumed, contractual contingencies, and contingent consideration at their fair value on the acquisition date. It further requires that acquisition-related costs be recognized separately from the acquisition and expensed as incurred, restructuring costs generally be expensed in periods subsequent to the acquisition date, and changes in accounting for deferred tax asset valuation allowances and acquired income tax uncertainties after the measurement period impact income tax expense. The Company adopted this guidance on October 1, 2009.  The Company’s acquisition of On-Site Services, Inc. on June 1, 2010 was accounted for under this guidance – refer to the Acquisition Footnote of our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance which amended the existing guidance for the consolidation of variable interest entities, to address the elimination of the concept of a qualifying special purpose entity. The guidance also replaces the quantitative-based risks and rewards calculation for determining which enterprise has a controlling financial interest in a variable interest entity with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity, and the obligation to absorb losses of the entity or the right to receive benefits from the entity. Additionally, the guidance requires any enterprise that holds a variable interest in a variable interest entity to provide enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise's involvement in a variable interest entity. The guidance is effective for the Company commencing October 1, 2010. The Company is currently evaluating the impact, if any, the guidance will have on its consolidated financial statements.

In January 2010, the FASB issued guidance which amends the disclosures regarding fair value guidance.  This guidance was issued in response to requests from financial statement users for additional information about fair value measurements.  Under the new guidance,

A reporting entity is now required to disclose separately the amounts of, and reasons for, significant transfers (1) between Level 1 and Level 2 of the fair value hierarchy and (2) into and out of Level 3 of the fair value hierarchy for the reconciliation of Level 3 measurements.

A reporting entity is no longer permitted to adopt a policy recognizing transfers into Level 3 as of the beginning of the reporting period and transfers out of Level 3 as of the end of the reporting period.  Rather, an entity must disclose and follow a consistent policy for determining when transfers between levels are recognized.

This guidance is effective for fiscal years beginning after December 31, 2009, except for the required disclosures regarding the Level 3 investments, which is effective for fiscal years beginning after December 31, 2010.  The Company does not expect this guidance to have a material impact on the consolidated financial statements.

Forward-Looking Statements

As a matter of policy, the Company does not provide forecasts of future financial performance.  The statements made in this Form 10-K/A Annual Report which are not historical facts are forward-looking statements.  Such forward-looking statements often contain or are prefaced by words such as “will” and “expect.” As a result of a number of factors, our actual results could differ materially from those set forth in the forward-looking statements. Certain factors that might cause our actual results to differ materially from those in the forward-looking statements include, without limitation, general business conditions, the demand for the Company’s services, competitive market pressures, the ability of the Company to attract and retain qualified personnel for regular full-time placement and contract assignments, the possibility of incurring liability for the Company’s business activities, including the activities of its contract employees and events affecting its contract employees on client premises, and the ability to attract and retain qualified corporate and branch management.  The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Item 8, Financial Statements and Supplementary Data.

GENERAL EMPLOYMENT ENTERPRISES, INC.
CONSOLIDATED BALANCE SHEETS
	As of September 30
(In Thousands)	2010	2009

ASSETS
Current assets:
Cash and cash equivalents	$945	$2,810
Accounts receivable, less allowances (2010 - $86; 2009 - $76)	1,419	1,038
Other current assets	216	249

Total current assets	2,580	4,097
Property and equipment, net	383	570
Goodwill	172	—
Intangible assets, net	259	—

Total assets	$3,394	$4,667

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$107	$348
Accrued compensation	769	666
Other	495	474

Total current liabilities	1,371	1,488

Long-term obligations	431	575

Shareholders’ equity:
Preferred stock; authorized - 100 shares; issued and outstanding - none	—	—
Common stock, no-par value; authorized - 20,000 shares; issued and outstanding – 14,856 shares in 2010 and 13,380 shares in 2009	7,287	6,743
Accumulated deficit	(5,695)	(4,139)

Total shareholders’ equity	1,592	2,604

Total liabilities and shareholders’ equity	$3,394	$4,667

See notes to consolidated financial statements.

GENERAL EMPLOYMENT ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
	Year Ended September 30
(In Thousands, Except Per Share)	2010	2009

Net revenues:
Contract services	$9,020	$6,280
Placement services	2,897	4,114

Net revenues	11,917	10,394
Cost of contract services	7,111	4,374
Selling, general and administrative expenses	6,317	10,188

Loss from operations	(1,511))	(4,168)
Interest expense	(36)	(10)
Investment loss	(9)	(50)

Net loss	$(1,556)	$(4,228)

Weighted average number of shares -basic and diluted	13,874	7,232

Net loss per share -basic and diluted	$(.11)	$(.58)

Cash dividends declared per share	$—	$—

See notes to consolidated financial statements.

GENERAL EMPLOYMENT ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
	Year Ended September 30
(In Thousands)	2010	2009

Operating activities:
Net loss	$(1,556)	$(4,228)
Adjustments to reconcile net loss to net cash used in operating activities -
Depreciation and amortization	243	260
Loss on disposal of fixed assets	—	9
Stock compensation expense	11	368
Compensation paid by majority shareholder	46	—
Changes in current assets and current liabilities -
Accounts receivable	(382)	276
Accounts payable	(241)	264
Accrued compensation	103	(335)
Other current items, net	55	116
Long-term obligation	(144)	575

Net cash used by operating activities	(1,865)	(2,695)

Investing activities:
Acquisition of property and equipment	—	(48)

Financing activities:
Exercises of stock options	—	4
Issuance of common stock	—	1,925
Stock issuance costs	—	(541)

Net cash provided by financing activities	—	1,388

Decrease in cash and cash equivalents	(1,865)	(1,355)
Cash and cash equivalents at beginning of year	2,810	4,165

Cash and cash equivalents at end of year	$945	$2,810

Supplemental Disclosure of Cash Flow Information:	$36	$10

Supplemental Disclosure of Non-cash investing activities:
In June 2010, the Company purchased certain assets of On-Site Services, Inc through the issuance of 1,476 shares of common stock.  See notes to the consolidated financial statements for further discussion.

See notes to consolidated financial statements.

GENERAL EMPLOYMENT ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
	Year Ended September 30
(In Thousands)	2010	2009

Common shares outstanding:
Number at beginning of year	13,380	5,165
Issuance of common stock	—	8,200
Issuance of common stock for acquisition	1,476	—
Exercises of stock options	—	15

Number at end of year	14,856	13,380

Common stock:
Balance at beginning of year	$6,743	$4,987
Issuance of common stock, net of issuance costs of $541	—	1,384
Issuance of common stock for acquisition	487	—
Compensation paid by majority shareholder	46	—
Stock compensation expense	11	368
Exercises of stock options	—	4

Balance at end of year	$7,287	$6,743

Retained earnings (accumulated deficit):
Balance at beginning of year	$(4,139)	$89
Net loss	(1,556)	(4,228

Balance at end of year	$(5,695)	$(4,139

See notes to consolidated financial statements.

GENERAL EMPLOYMENT ENTERPRISES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Description of Business

General Employment Enterprises, Inc. (the “Company”) provides staffing services through a network of branch offices located in major metropolitan areas throughout the United States. The Company’s professional staffing services provide information technology, engineering and accounting professionals to clients on either a regular placement basis or a temporary contract basis. The Company’s agricultural staffing services provide agricultural workers for farms and groves. The portion of consolidated net revenues derived from the Company’s two largest customers together was approximately 17% in fiscal 2010 and 21% in fiscal 2009, and no other customer accounted for more than 7% of net revenues during either year.

In recent years the Company has incurred significant losses and negative cash flows from operations. Management has implemented a strategy which included cost reduction efforts as well as identifying strategic acquisitions , financed primarily through the issuance of stock, to improve the overall profitability and cash flows of the Company. In addition, in December 2010, the Company entered into an account purchase agreement with Wells Fargo Business Credit to provide working capital financing. The account purchase agreement allows Wells Fargo to advance the Company funds on accounts receivable at its sole discretion. In the event Wells elects not to advance us funds on our accounts receivable balance or the performance of the acquired entities does not meet our expectations, the Company could experience liquidity constraints.

Significant Accounting Policies and Estimates

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules of the United States Securities and Exchange Commission.

Principles of Consolidation
The consolidated financial statements include the accounts and transactions of the Company and its wholly-owned subsidiary. All significant intercompany accounts and transactions are eliminated in consolidation.

Estimates and Assumptions
Management makes estimates and assumptions that can affect the amounts of assets and liabilities reported as of the date of the financial statements, as well as the amounts of reported revenues and expenses during the periods presented. Those estimates and assumptions typically involve expectations about events to occur subsequent to the balance sheet date, and it is possible that actual results could ultimately differ from the estimates. If differences were to occur in a subsequent period, the Company would recognize those differences when they became known. Significant matters requiring the use of estimates and assumptions include deferred income tax valuation allowances and accounts receivable allowances. Management believes that its estimates and assumptions are reasonable, based on information that is available at the time they are made.

Revenue Recognition
Placement service revenues are recognized when applicants accept offers of employment, less a provision for estimated losses due to applicants not remaining employed for the Company’s guarantee period. Contract service revenues are recognized when services are rendered.

Cost of Contract Services
The cost of contract services includes the wages and the related payroll taxes and employee benefits of the Company’s employees while they work on contract assignments.

Income Taxes
Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that are expected to be in effect when the differences reverse. A valuation allowance is recorded to reduce deferred tax assets to the amount that is more likely than not to be realized as a tax benefit in the future.

Income or Loss Per Share
Basic income or loss per share is based on the average number of common shares outstanding. Diluted income per share is based on the average number of common shares and the dilutive effect of stock options. Stock options are not considered to be dilutive during loss periods.  The diluted net loss per share does not include the effect of 388,000 stock options in fiscal 2010 and 630,000 stock options in fiscal 2009, because including them would have had an anti-dilutive effect.

Cash Equivalents
Highly liquid investments with a maturity of three months or less when purchased are considered to be cash equivalents.

Accounts Receivable Allowances
An allowance for placement falloffs is recorded, as a reduction of revenues, for estimated losses due to applicants not remaining employed for the Company’s guarantee period. An allowance for doubtful accounts is recorded, as a charge to bad debt expense, where collection is considered to be doubtful due to credit issues. These allowances together reflect management’s estimate of the potential losses inherent in the accounts receivable balances, based on historical loss statistics and known factors impacting its customers.

Property and Equipment
Property and equipment are recorded at cost. Depreciation expense is calculated on a straight-line basis over estimated useful lives of five years for computer equipment and two to ten years for office equipment, furniture and fixtures. The Company capitalizes computer software purchased or developed for internal use and amortizes it over an estimated useful life of five years. The carrying value of property and equipment is reviewed for impairment whenever events or changes in circumstances indicate that it may not be recoverable. If the carrying amount of an asset group is greater than its estimated future undiscounted cash flows, the carrying value is written down to the estimated fair value.

Goodwill
Goodwill represents the excess of cost over the fair value of the net assets acquired in the June 1, 2010 acquisition of On-Site Services, Inc. Goodwill is assessed for impairment at least annually in the absence of an indicator of possible impairment and immediately upon an indicator of possible impairment. If the carrying amount of the reporting unit exceeds its fair value, the Company measures the possible goodwill impairment based upon an allocation of the estimated fair value of the underlying assets and liabilities of the reporting unit, as if the acquisition had occurred currently. The excess of the fair value of the reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized to the extent the carrying value of goodwill exceeds its implied fair value.

Intangible Assets
Customer lists and non-compete agreements were recorded at their estimated fair value at the date of acquisition  and are amortized over their estimated useful lives ranging from two to five years using accelerated and straight-line methods, respectively.

Impairment of Long-lived Assets
The Company records impairment on long-lived assets used in operations, other than goodwill, when events or circumstances indicate that the asset might be impaired and the estimated undiscounted cash flows to be generated by those assets over their remaining lives are less than the carrying amount of those items. The net carrying value of assets not recoverable is reduced to fair value, which is typically calculated using the discounted cash flow method.

Stock-Based Compensation
Compensation expense is recorded for the fair value of stock options issued to directors and employees. The expense is measured as the estimated fair value of the stock options on the date of grant and is amortized over the vesting periods.

Advertising
The Company expenses advertising costs as incurred.  Advertising costs were $370,000 and $878,000 for the years ended September 30, 2010 and 2009, respectively.

Reclassifications
Certain fiscal 2009 amounts have been reclassified to conform with the fiscal 2010 presentation.

Recent Accounting Pronouncements

In December 2007, the FASB issued guidance on business combinations.  Under this guidance, an entity is required to recognize the assets acquired, liabilities assumed, contractual contingencies, and contingent consideration at their fair value on the acquisition date. It further requires that acquisition-related costs be recognized separately from the acquisition and expensed as incurred, restructuring costs generally be expensed in periods subsequent to the acquisition date, and changes in accounting for deferred tax asset valuation allowances and acquired income tax uncertainties after the measurement period impact income tax expense. The Company adopted this guidance on October 1, 2009.  The Company’s acquisition of On-Site Services, Inc. on June 1, 2010 was accounted for under this guidance – refer to the Acquisition footnote below.

In June 2009, the FASB issued authoritative guidance which amended the existing guidance for the consolidation of variable interest entities, to address the elimination of the concept of a qualifying special purpose entity. The guidance also replaces the quantitative-based risks and rewards calculation for determining which enterprise has a controlling financial interest in a variable interest entity with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity, and the obligation to absorb losses of the entity or the right to receive benefits from the entity. Additionally, the guidance requires any enterprise that holds a variable interest in a variable interest entity to provide enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise's involvement in a variable interest entity. The guidance is effective for the Company commencing October 1, 2010. The Company is currently evaluating the impact, if any, the guidance will have on its consolidated financial statements.

In January 2010, the FASB issued guidance which amends the disclosures regarding fair value guidance.  This guidance was issued in response to requests from financial statement users for additional information about fair value measurements.  Under the new guidance,

A reporting entity is now required to disclose separately the amounts of, and reasons for, significant transfers (1) between Level 1 and Level 2 of the fair value hierarchy and (2) into and out of Level 3 of the fair value hierarchy for the reconciliation of Level 3 measurements.

A reporting entity is no longer permitted to adopt a policy recognizing transfers into Level 3 as of the beginning of the reporting period and transfers out of Level 3 as of the end of the reporting period.  Rather, an entity must disclose and follow a consistent policy for determining when transfers between levels are recognized.

This guidance is effective for fiscal years beginning after December 31, 2009, except for the required disclosures regarding the Level 3 investments, which is effective for fiscal years beginning after December 31, 2010.  The Company does not expect this guidance to have a material impact on the consolidated financial statements.

Acquisition

On June 1, 2010, the Company, through its wholly-owned subsidiary Triad Personnel Services, Inc., entered into an Asset Purchase Agreement (Agreement) with On-Site Services, Inc. (On-Site).  On-Site is located in Florida and provides labor and human resource solutions, including temporary staffing, human resources and labor and employment consulting and workforce solutions to the agricultural industry. Pursuant to the Agreement, the Company issued  1,476,015 shares of its common stock (no par value) to the seller of On-Site (based on a stated value of $600,000  divided by the average share price of the 20 consecutive trading days prior to the second trading day prior to the closing of the Agreement).  For accounting purposes, the common shares issued were valued at approximately $487,000 based on the quoted market price on the closing date.  Additionally, the former owner of On-Site is entitled to earn-out payments over the next four years totaling up to $1,020,000; $600,000 of which is payable in cash and $420,000 in cash or common stock, or any combination thereof, in the Company's sole discretion upon the attainment of certain aggregate financial performance targets. The Company has determined the fair value of the contingent consideration that could be paid under this earn-out agreement is zero based on the estimated probability of any payment being made.  Therefore, at the date of the acquisition, no value has been assigned to the contingent consideration. Any subsequent changes in the estimated fair value of this contingent consideration will be recorded in the Company’s statement of operations.  In addition, The Company also provided the seller of On-Site a non-interest bearing advance of $300,000 on June 1, 2010 which was fully repaid by June 30, 2010.

The following table summarizes the approximate fair value of the assets acquired at the date of the closing.

(In Thousands)

Fixed assets	$3
Intangible assets – non-compete agreement	89
Intangible assets – customer relationships	223
Goodwill	172

Total fair value of assets acquired	$487

In connection with the application of purchase accounting, the Company recorded its identifiable intangible assets at fair value. Fair value for the intangible assets was determined primarily through the use of a discounted cash flow analysis. The discounted cash flow analysis projected the estimated future cash flows to be generated by the underlying assets and discounted these at a rate reflecting perceived business and financial risks. The projected cash flow estimates used in the discounted cash flow analysis are based on management’s best estimate and actual results may differ. The valuation approach used to value these intangible assets for purchase accounting is based predominately on Level 3 inputs. The levels of the fair value hierarchy are described below:

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets.

Level 2: Inputs other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly, included quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3: Inputs that are both significant to the fair value measurement and unobservable.

The results of operations of On-Site are included in the Company’s statement of operations from the date of the acquisition.

The following unaudited pro forma information represents the Company’s results of operations as if the acquisition had occurred at the beginning of each of the respective periods:

	Fiscal Year Ended September 30
(In Thousands, Except Per Share)	2010	2009

Net sales	$20,443	$22,058
Net loss	(1,422)	(4,041)

Basic and diluted loss per share	$(0.10)	$(0.46)

Placement Service Revenues

The provision for falloffs and refunds, reflected in the consolidated statement of operations as a reduction of placement service revenues, was $393,000 in fiscal 2010 and $412,000 in fiscal 2009.

Investment Income (Loss)

The components of investment income (loss) are as follows:

(In Thousands)	2010	2009

Interest income	$3	$40
Loss on investments	(11)	(90)

Investment income (loss)	$(8)	$(50)

The losses on investments include unrealized holding gains and losses on trading securities.

Cash and Cash Equivalents

The Company’s primary objective for its investment portfolio is to provide maximum protection of principal and high liquidity.  By investing in high-quality securities having relatively short maturity periods, or in money market funds having similar objectives, the Company reduces its exposure to the risks associated with interest rate fluctuations. A summary of cash and cash equivalents as of September 30 is as follows:

(In Thousands)	2010	2009

Cash	$945	$510
Certificate of deposit	—	2,300

Total cash and cash equivalents	$945	$2,810

In November 2009, the Company discovered that it did not receive the proceeds from a bank for a $2,300,000 certificate of deposit that was scheduled to mature in October 2009.  Although the Company made a formal inquiry of the bank, it did not receive an adequate explanation for the bank’s non-performance related to the deposit.   In December 2009, the Company entered into an agreement to assign its interests in the certificate of deposit, without recourse, to an unrelated party that has other business interests with the bank, and the Company was reimbursed for the face value of the deposit.

The Company maintains deposits in financial institutions in excess of amounts guaranteed by the Federal Deposit Insurance Corporation.  As of September 30, 2010, the balance of cash and cash equivalents in excess of the insured limits was $243,000.

Income Taxes

The components of the provision for income taxes are as follows:
	Year Ending September 30
(In Thousands)	2010	2009

Current tax provision	$—	$—
Deferred tax provision (credit) related to:
Temporary differences	2	(170)
Loss carryforwards	(590)	(1,381)
Valuation allowances	588	1,551

Provision for income taxes	$—	$—

The differences between income taxes calculated at the 34% statutory U.S. federal income tax rate and the Company’s provision for income taxes are as follows:

	Year Ended September 30
(In Thousands)	2010	2009

Income tax provision (credit) at statutory federal tax rate	$(529)	$(1,438)
Federal valuation allowance	529	1,437
Other	—	1

Provision for income taxes	$—	$—

The net deferred income tax asset balance as of September 30 related to the following:
(In Thousands)	2010	2009

Temporary differences	$511	$513
Net operating loss carryforwards	3,470	2,880
Valuation allowances	(3,981)	(3,393)

Net deferred income tax asset	$—	$—

As of September 30, 2010 there were approximately $8,900,000 of losses available to reduce federal taxable income in future years through 2030, and there were approximately $7,000,000 of losses available to reduce state taxable income in future years, expiring from 2011 through 2030. Due to the sale of shares of common stock to PSQ, LLC (“PSQ”) during fiscal 2009, it is likely that the Company will be limited by Section 382 of the Internal Revenue Code as to the amount of net operating losses that may be used in future years.  The Company is currently evaluating the effects of any such limitation.

Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of September 30, 2010, the Company performed an evaluation to determine whether a valuation allowance was needed.  The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company also considered whether there was any currently available information about future years. Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or by extrapolating past results. Moreover, the Company’s earnings are strongly influenced by national economic conditions and have been volatile in the past. Considering these factors, the Company determined that it was not possible to reasonably quantify future taxable income. Based on the weight of available evidence, the Company determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of September 30, 2010.

As of September 30, 2010, the Company’s federal income tax returns for fiscal 2007 and subsequent years were subject to examination.  The Company’s policy is to recognize penalties and interest in income tax expense; however, no penalties or interest were recognized in fiscal 2010 or 2009.

Property and Equipment

Property and equipment consisted of the following as of September 30:
(In Thousands)	2010	2009

Computer software	$1,447	$1,447
Office equipment, furniture and fixtures	1,886	2,019

Total property and equipment, at cost	3,333	3,466
Accumulated depreciation and amortization	(2,950)	(2,896)

Property and equipment, net	$383	$570

Disposals of property and equipment, consisting primarily of fully-depreciated office furniture and equipment, had an original cost of $136,000 and $190,000 in fiscal 2010 and 2009, respectively.

Intangible Assets – finite life

As of September 30, 2010
(In Thousands)	Cost	Accumulated Amortization	Net Book Value

Non-Compete	$89	$10	$79
Customer Relationships	223	$43	$180

	$312	$53	$259

Finite life intangible assets are comprised of a non-compete agreement and customer relationships.  The non-compete agreement is amortized on a straight – line basis over its estimated life of 5 years.  The customer relationships are amortized based on the future undiscounted cash flows over the next four years.  Over the next five years amortization expense for these finite life intangible assets will be $98,000 for 2011, $78,000 in 2012, $56,000 in 2013, $33,000 in 2014 and $12,000 in 2015.

Other Current Liabilities

Other current liabilities consisted of the following as of September 30:

(In Thousands)	2010	2009

Accrued expenses	$110	$113
Accrued rent	110	213
Deferred rent	275	148

Total other current liabilities	$495	$474

Office Closings

During fiscal 2009, the Company consolidated ten branch offices in four metropolitan areas and closed six of them.  As a result, the Company recorded a $281,000 provision covering the remaining lease obligations of the closed offices and a $49,000 adjustment of the book value of the related office furniture and equipment.  The total provision for the cost of closing branch offices, included in selling, general and administrative expenses, was $330,000 in 2009.  The rent liability, included in other current liabilities, was as follows as of September 30:

(In Thousands)	2010	2009

Balance at beginning of year	$213	$47
Provision for office closings	—	281
Payments	(103)	(115)

Balance at end of year	$110	$213

Line of Credit

The Company had a loan and security agreement with Crestmark Bank for financing of its accounts receivable.  Under the terms, the Company may borrow up to 85% of its eligible accounts receivable, not to exceed $3,500,000. The loan is secured by accounts receivable and other property of the Company.  Interest is charged at the rate of 1% above the prime rate (3.25% as of September 30, 2010).  In addition, the agreement requires a maintenance fee of $3,500 per month and an annual loan fee of 1% of the maximum borrowing amount under the agreement. The term is for three years (twenty six months remaining as of September 30, 2010) or earlier upon demand by Crestmark, and will be renewed automatically for consecutive two year terms unless terminated by either party.  As of September 30, 2010, there were no outstanding borrowings under the line of credit.

The loan and security agreement with Crestmark Bank includes financial covenants which require compliance until termination of the agreement.  As of September 30, 2010, the Company was in compliance with all such covenants.  The borrowing base availability under this agreement was approximately $610,000 as of September 30, 2010.

The Company incurred $77,000 of fees related to this agreement during the year ended September 30, 2010.

In December 2010, the Company terminated its agreement with Crestmark Bank in connection with the execution of an account purchase agreement with Wells Fargo Bank N.A.

Lease Obligations

The Company leases space for all of its branch offices, which are located either in downtown or suburban business centers, and space for its corporate headquarters. Branch offices are generally leased over periods from three to five years. The corporate office lease expires in 2015, but it may be cancelled by the Company in 2012 under certain conditions. The leases generally provide for payment of basic rent plus a share of building real estate taxes, maintenance costs and utilities.

Rent expense was $583,000 in fiscal 2010 and $802,000 in fiscal 2009. As of September 30, 2010 future minimum lease payments under non-cancelable lease agreements having initial terms in excess of one year , including the closed offices, totaled $1,673,540, as follows: fiscal 2011 - $434,781, fiscal 2012 - $389,981, fiscal 2013 - $346,896, fiscal 2014 - $320,971 and fiscal 2015 - $180,911.

Commitments

As of September 30, 2010, the Company had contractual obligations to purchase approximately $446,000 of recruitment advertising through December 2011.

Long-Term Obligations

In connection with the completion of the sale of shares of common stock to PSQ in fiscal 2009, the Company’s Chairman, Chief Executive Officer and President (the “former CEO”) resigned from those positions and his employment agreement with the Company was replaced by a new consulting agreement.  Under the consulting agreement, the Company became obligated to pay an annual consulting fee of $180,000 over a five-year period and to issue 500,000 shares of common stock to the former CEO for no additional consideration.  During fiscal 2009, the Company recorded a provision for additional compensation expense under the consulting agreement in the amount of $1,070,000, which is included in selling, general and administrative expenses in the consolidated statement of operations.  Of that amount, the Company recorded a liability for the net present value of the future payments in the amount of $790,000 and recorded additional common stock in the amount of $280,000 based on a quoted market price of $.56 per share on the date of the award.  As of September 30, 2010, the liability for future payments was reflected on the consolidated balance sheet as accrued compensation of $180,000 and long-term obligations of $431,000. As of September 30, 2009, the liability for future payments was reflected on the consolidated balance sheet as accrued compensation of $180,000 and a long-term obligation of $575,000.

Common Stock

As of June 30, 2009, the Company recorded the sale of 7,700,000 newly-issued shares of common stock to PSQ for $1,925,000 in cash, pursuant to a Securities Purchase and Tender Offer Agreement that had been entered into by the Company on March 30, 2009.  The net proceeds to the Company from the share issuance, after deducting related costs, were $1,384,000. As further described in “Long-Term Obligations,” under a consulting agreement with the former CEO, the Company became obligated during fiscal 2009 to issue 500,000 shares of common stock to the former CEO for no additional consideration.

In fiscal 2010, the Company issued 1,476,000 shares of its common stock in connection with the acquisition of On-Site.

During fiscal 2010, the majority shareholder of the Company paid $47,000 of compensation to an executive of the Company on behalf of the Company. As a result, the Company recorded this amount as a capital contribution with the compensation expense recorded in its statement of operations for the year ended September 30, 2010

 Stock Option Plans

As of September 30, 2010, there were stock options outstanding under the Company’s 1995 Stock Option Plan, Second Amended and Restated 1997 Stock Option Plan and 1999 Stock Option Plan. All three plans were approved by the shareholders. The 1995 Stock Option Plan and the 1999 Stock Option Plan have expired, and no further options may be granted under those plans.  During fiscal 2009, the Second Amended and Restated 1997 Stock Option Plan was amended to make an additional 592,000 options available for granting. The plans granted specified numbers of options to non-employee directors, and they authorized the Compensation Committee of the Board of Directors to grant either incentive or non-statutory stock options to employees.  Vesting periods are established by the Compensation Committee at the time of grant.  All stock options outstanding as of September 30, 2010 were non-statutory stock options, had exercise prices equal to the market price on the date of grant, and had expiration dates ten years from the date of grant.

A summary of stock option activity is as follows:
	Year Ended September 30
(Number of Options in Thousands)	2010	2009

Number of options outstanding:
Beginning of year	630	603
Granted	10	318
Exercised	—	(15)
Terminated	(253)	(276)

End of year	388	630

Number of options exercisable at end of year	318	530
Number of options available for grant at end of year	686	493

Weighted average option prices per share:
Granted during the year	$.31	$.57
Exercised during the year	—	.30
Terminated during the year	.83	1.43
Outstanding at end of year	.99	.94
Exercisable at end of year	1.06	.99

Stock options outstanding as of September 30, 2010 were as follows (number of options in thousands):

Range of Exercise Prices	Number Outstanding	Weighted Average Price	Number Exercisable	Weighted Average Price	Average Remaining Life (Years)

Under $1.00	277	$.75	207	$.65	5.63
$1.25 to 2.39	111	1.42	111	1.42	5.15

As of September 30, 2010, the aggregate intrinsic value of outstanding stock options and exercisable stock options was zero.

The average fair value of stock options granted was estimated to be $0.17 and $0.30 per share in fiscal 2010 and 2009, respectively.  This estimate was made using the Black-Scholes option pricing model and the following weighted average assumptions:

	2010	2009
Expected option life (years)	5.0	5.0
Expected stock price volatility	65%	59%
Expected dividend yield	—%	—%
Risk-free interest rate	1.5%	2.4%

Stock-based compensation expense attributable to stock options was $11,000 in fiscal 2010 and $86,000 in fiscal 2009.  As of September 30, 2010, there was $25,000 of unrecognized compensation expense related to unvested stock options outstanding, and the weighted average vesting period for those options was 4 years.

Segment Data

During 2010, the Company had a change in executive management and acquired On-Site. As a result of these events, the Company’s internal reporting was adjusted and as a result, the Company re-assessed its segment presentation. Accordingly, the Company’s segment disclosures were revised in the current year.

The Company provides the following distinctive services: (a) placement services (b) temporary professional services staffing in the fields of information technology, engineering, and accounting and (c ) temporary staffing in the agricultural industry. The accounting policies of these segments are the same as those described in the Summary of Significant Accounting Policies.  Intersegment net service revenues are not significant.  Revenues generated from the temporary professional services staffing and temporary staffing in the agricultural industry are classified as contract revenues in the statement of operations. Selling and general and administrative expenses are not separately allocated among the agricultural and professional services staffing segments for internal reporting purposes.

	Year Ended September 30
(In Thousands)	2010	2009

Placement Services
Revenue	$2,897	$4,114
Operating income (loss)	(1,293)	(3,280)
Depreciation & amortization	181	178
Accounts receivable – Net	297	390

Contract Services
Agricultural Services Revenue	2,803	—
Professional Services Revenue	$6,217	$6,280
Agricultural Services Gross Margin	3.5%	—
Professional Services Gross Margin	29.1%	30.4%
Operating Income (loss)	$(263)	$(960)
Depreciation and amortization	57	19
Accounts receivable - agricultural services	274	—
Accounts receivable - professional services	848	648

Corporate
Operating income (loss)	(1,556)	(4,228)
Depreciation and amortization	$238	$197

Subsequent Events

Acquisition & Management Agreement with RFFG, LLC

In November 2010, the Company purchased certain assets of RFFG of Cleveland and DMCC Staffing, LLC (“DMCC”) and entered into a management agreement with RFFG, LLC (the previous parent company of RFFG of Cleveland and DMCC Staffing, LLC) to provide services to RFFG to operate its day-to-day business, including services related to accounting, sales, finance, workers compensation, benefits, physical locations, IT, and employees. Thomas J. Bean, a 10% shareholder of the Company (prior to consideration of common shares issued in this transaction), is the owner of RFFG.  RFFG of Cleveland and DMCC have annual revenue of approximately $7 million.

In consideration of the services provided under the management agreement, RFFG will pay the Company approximately 6% of its gross revenues. Gross revenues of RFFG are expected to approximate $18 million on an annual basis, resulting in an expected management fee of approximately $1 million per year. The Company will need to add employees to provide the services required under the management agreement. The assets purchased related to RFFG of Cleveland and DMCC Staffing , LLC constitute businesses and as such the acquisition of these assets will be accounted for as a business combination. In consideration for the assets acquired and the rights under the management contract, the Company paid $2.4 million through the issuance of its common stock. In addition, the purchase agreement requires the Company to make additional payments of up to $2.4 million over the next four years if certain performance targets are achieved.

Wells Fargo Bank N.A. Financing Agreement

In December 2010, the Company terminated its agreement with Crestmark Bank & entered into a 2 year $3 million account purchase agreement (“AR Credit Facility”) with Wells Fargo Bank N.A. (“Wells Fargo”). The AR Credit Facility provides for borrowings on a revolving basis, of up to 85% of the Company’s eligible accounts receivable less than 90 days old and bears interest at a rate equal to the three month LIBOR plus 5.25%. Upon the terms and subject to the conditions in the agreement, Wells Fargo may determine which receivables are eligible receivables, may determine the amount it will advance on any such receivables, and may require the Company to repay advances made on receivables and thereby repay amounts outstanding under the AR Credit Facility. Wells Fargo also has the right to require the Company to repurchase receivables that remain outstanding 90 days past their invoice date. The Company continues to be responsible for the servicing and administration of the receivables purchased. The Company will carry the receivables and any outstanding borrowings on its consolidated balance sheet.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
General Employment Enterprises, Inc.
Oakbrook Terrace, Illinois

We have audited the accompanying consolidated balance sheets of General Employment Enterprises, Inc. as of September 30, 2010 and 2009 and the related consolidated statements of operations, shareholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of General Employment Enterprises, Inc. at September 30, 2010 and 2009, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

Chicago, Illinois
December 22, 2010

Item 9, Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

Not applicable.

Item 9A(T), Controls and Procedures.

Disclosure Controls and Procedures

As of September 30, 2010, the Company’s management evaluated, with the participation of its principal executive officer and its principal financial officer, the effectiveness of the Company’s disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934 (the Exchange Act”). Based on that evaluation, the Company’s principal executive officer and its principal financial officer concluded that the Company’s disclosure controls and procedures were effective as of September 30, 2010 to ensure that information required to be disclosed in reports filed or submitted by the Company under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s rules and forms.

Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act rule 13a-15(f).

Internal control over financial reporting is a process to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

Under the supervision and with the participation of the chief executive officer and the chief financial officer, management conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting based on the framework in Internal Control - Integrated Framework,” issued by the Committee of Sponsoring Organizations of the Treadway Commission.  Based on this evaluation, management concluded that the Company’s internal control over financial reporting was effective as of September 30, 2010.  Management’s assessment of and conclusion on the effectiveness of internal controls over financial reporting did not include the controls of On-Site Services, Inc. which the Company acquired on June 1, 2010, and whose financial statements reflect total assets and net revenues of 8% and 24%, respectively, of the related consolidated balances as of and for the year ended September 30, 2010.

This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this annual report.

There were no changes in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter that materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 9B, Other Information.

Not applicable.

PART III

Item 10, Directors, Executive Officers and Corporate Governance.

Information set forth in the Company’s Proxy Statement for the 2010 annual meeting of shareholders under the headings “Election of Directors,” “Directors and Executive Officers” and “Corporate Governance” are incorporated herein by reference.

The Company has a code of ethics that applies to all of its directors and employees, including its principal executive officer, principal financial officer and principal accounting officer. The code of ethics is filed as an exhibit to this annual report.

Item 11, Executive Compensation.

Information set forth in the Company’s Proxy Statement for the 2011 annual meeting of shareholders under the heading “Executive Compensation” is incorporated herein by reference.

Item 12, Security Ownership of Certain Beneficial Owners and Management.

Information set forth in the Company’s Proxy Statement for the 2010 annual meeting of shareholders under the heading “Security Ownership of Certain Beneficial Owners and Management” is incorporated herein by reference.

Securities authorized for issuance under equity compensation plans were as follows as of September 30, 2010
(number of shares in thousands):

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column

Equity compensation plans approved by security holders	388	$.99	686
			-
Equity compensation plans not approved by security holders	—	—	—

Total	388	$.99	686

Item 13, Certain Relationships and Related Transactions, and Director Independence.

Information set forth in the Company’s Proxy Statement for the 2011 annual meeting of shareholders under the heading “Director Independence” is incorporated herein by reference.

Item 14, Principal Accountant Fees and Services.

Information set forth in the Company’s Proxy Statement for the 2011 annual meeting of shareholders under the heading “Principal Accountant Fees” is incorporated herein by reference.

PART IV

Item 15, Exhibits and Financial Statement Schedules.

Documents Filed

The following documents are filed as part of this report:

Page

Report of Independent Registered Public Accounting Firm	27

Consolidated Balance Sheet as of September 30, 2010 and September 30, 2009	11

Consolidated Statement of Operations for the years ended September 30, 2010 and September 30, 2009	12

Consolidated Statement of Cash Flows for the years ended September 30, 2010 and September 30, 2009	13

Consolidated Statement of Shareholders’ Equity for the years ended September 30, 2010 and September 30, 2009	14

Notes to Consolidated Financial Statements	15

All other financial statements schedules are omitted because they are not applicable.

Exhibits

The following exhibits are filed as part of this report:

No.	Description of Exhibit

2.01
Securities Purchase and Tender Offer Agreement, dated March 30, 2009, by and among General Employment Enterprises, Inc. and PSQ, LLC.  Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated March 30, 2009, Commission File No. 1-05707.

2.02	Acquisition of Assets of On-Site Services dated June 2. 2010. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated June 8, 2010, File No. 1-05707.

2.03
Financial Statements of On-Site Services dated August 16, 2010, Incorporated by reference to Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to the Company’s Current Report on Form 8-K dated August 16, 2010, File No. 1-05707.

3.01
Articles of Incorporation and amendments thereto. Incorporated by reference to Exhibit 3 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996, Commission File No. 1-05707.

3.02
By-Laws of General Employment Enterprises, Inc., as amended June 30, 2009.  Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K dated March 30, 2009, Commission File No. 1-05707

4.01
Rights Agreement dated as of February 4, 2000, between General Employment Enterprises, Inc. and Continental Stock Transfer and Trust Company, as Rights Agent. Incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on February 7, 2000, Commission File No. 1-05707.

4.02
Amendment No. 1 to Rights Agreement, dated as of March 30, 2009, by and between General Employment Enterprises, Inc. and Continental Stock Transfer and Trust Company, as Rights Agent. Incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on March 31, 2009, Commission File No. 1-05707.

10.01*
Key Manager Plan, adopted May 22, 1990. Incorporated by reference to Exhibit 10(h) to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 1990, Commission File No. 1-05707.

10.02*	General Employment Enterprises, Inc. 1995 Stock Option Plan. Incorporated by reference to Exhibit 4.1 to the Company’s Form S-8 Registration Statement dated April 25, 1995, Registration No. 33-91550.

10.03*	Second Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan.

10.04*
General Employment Enterprises, Inc. 1999 Stock Option Plan. Incorporated by reference to Exhibit 10 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, Commission File No. 1-05707.

10.05*
Chief Executive Officer Bonus Plan, adopted September 24, 2001. Incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2001, Commission File No. 1-05707.

10.06*
Operational Vice President Bonus Plan effective for fiscal years beginning on or after October 1, 2004. Incorporated by reference to Exhibit 10.01 to the Company’s Quarterly Report of Form 10-QSB for the quarterly period ended December 31, 2004, Commission File No. 1-05707.

10.07*
Form of stock option agreement under the General Employment Enterprises, Inc. 1997 Stock Option Plan. Incorporated by reference to Exhibit 99.01 to the Company’s current report on Form 8-K dated September 25, 2006, Commission File No. 1-05707.

10.08*
Chief Executive Officer Bonus Plan Amendment 1, effective for fiscal years beginning on or after October 1, 2006. Incorporated by reference to Exhibit 10.01 to the Company’s quarterly report on Form 10-QSB for the quarterly period ended December 31, 2006, Commission File No. 1-05707.

10.09*
Form of director stock option agreement under the Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan. Incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, Commission File No. 1-05707.

10.10*
Form of stock option agreement under the General Employment Enterprises, Inc. 1999 Stock Option Plan. Incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, Commission File No. 1-05707.

10.11*
Form of indemnity agreement with directors and officers, adopted November 19, 2007. Incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, Commission File No. 1-05707.

10.12*
Escrow Agreement, dated as of March 30, 2009, by and among General Employment Enterprises, Inc., PSQ, LLC and Park Avenue Bank, as escrow agent.  Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 30, 2009, Commission File No. 1-05707.

10.13*
Consulting Agreement, dated as of March 30, 2009, by and among Herbert F. Imhoff, Jr., General Employment Enterprises, Inc. and PSQ LLC.  Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated March 30, 2009, Commission File No. 1-05707.

10.14*
Registration Rights Agreement, dated as of March 30, 2009, by and between General Employment Enterprises, Inc., PSQ, LLC and Herbert F. Imhoff, Jr.  Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated March 30, 2009, Commission File No. 1-05707.

10.15*
Amendment No. 1, dated as of June 22, 2009, to Consulting Agreement, dated as of March 30, 2009, by and among Herbert F. Imhoff, Jr., General Employment Enterprises, Inc. and PSQ LLC.  Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated June 22, 2009, Commission File No. 1-05707.

10.16*
Employment Agreement between General Employment Enterprises, Inc. and Kent M. Yauch, dated June 26, 2009.  Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K dated June 22, 2009, Commission File No. 1-05707.

10.17*
Employment Agreement between General Employment Enterprises, Inc. and Marilyn L. White, dated June 26, 2009.  Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K dated June 22, 2009, Commission File No. 1-05707.

10.18*	Form of director stock option under the Second Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan.

10.19*	Form of employee stock option under the Second Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan.

10.20*
Amendment No. 4 dated as of February 5, 2010 to Statement of Acquisition of Beneficial Ownership by Herbert F. Imhoff, Jr. Incorporated by reference to Form SC 13D dated February 5, 2010, Commission File No. 5-40677

14.01
General Employment Enterprises, Inc. Code of Ethics for Directors, Officers and Employees, adopted as of August 16, 2004. Incorporated by reference to Exhibit 14.01 to the Company’s Form 8-K Current Report dated August 16, 2004, Commission File No. 1-05707.

23.01	Consent of Independent Registered Public Accounting Firm.

31.01	Certification of the principal executive officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act.

31.02	Certification of the principal financial officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act.

32.01	Certifications of the principal executive officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

32.02	Certifications for the principal financial officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC.
 (Registrant)

Date: April 15, 2011	By: /s/ Salvatore J. Zizza
Salvatore J. Zizza Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 15, 2011	By: /s/ Salvatore J. Zizza
Salvatore J. Zizza Chief Executive Officer (Principal executive officer)

Date: April 15, 2011	By: /s/ James R. Harlan
James R. Harlan Chief Financial Officer (Principal financial and accounting officer)

Date: April 15, 2011	By: /s/ Dennis W. Baker
Dennis W. Baker, Director

Date: April 15, 2011	By:/s/ Herbert F. Imhoff, Jr.
Herbert F. Imhoff, Jr., Director

Date: April 15, 2011	By: /s/Charles W. B. Wardell III
Charles W. B. Wardell III, Director

Date: April 15, 2011	By: /s/ Thomas C. Williams
Thomas C. Williams, Director

EXHIBIT E
QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED DECEMBER 31, 2010

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 10-Q

☒	QUARTERLY REPORT UNDER SECTION 13 or 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended December 31, 2010

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-05707

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	36-6097429
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181
(Address of principal executive offices)

(630) 954-0400
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (Section 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☐ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☐ No ☒

The number of shares outstanding of the registrant’s common stock as of December 31, 2010 was 20,437,675.

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements

GENERAL EMPLOYMENT ENTERPRISES, INC.
CONSOLIDATED BALANCE SHEETS
	December 31 2010	September 30 2010
(In Thousands)	(unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$243	$945
Accounts receivable, less allowances (December - 2010 - $ 99; September - 2010 - $86)	3,143	1,419
Other	221	216

Total current assets	3,607	2,580
Property and equipment, net	340	383
Goodwill	1,256	172
Intangible assets, net	3,674	259

Total assets	$8,877	$3,394

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$696	$107
Accrued compensation	857	769
Short-Term Debt	264	-
Other	841	495

Total current liabilities	2,658	1,371

Long-term obligations	2,210	431

Shareholders’ equity:
Preferred stock; authorized - 100 shares; issued and outstanding - none	—	—
Common stock, no-par value; authorized - 50,000 shares; issued and outstanding – 20,437, shares in 2011 and 14,856 in 2010	9,689	7,287
Accumulated deficit	(5,680)	(5,695)

Total shareholders’ equity	4,009	1,592

Total liabilities and shareholders’ equity	$8,877	$3,394

See notes to consolidated financial statements.

GENERAL EMPLOYMENT ENTERPRISES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended December 31
(In Thousands, Except Per Share Amounts)	2010	2009

Net revenues:
Contract services	$4,887	$1,402
Placement services	923	570
Management Services	162	—
Net revenues	5,972	1,972

Cost of contract services	4,115	996
Selling, general and administrative expenses	1,735	1,547
Amortization of intangible assets	94	—

Income/(loss) from operations	28	(571)
Other expense, net	13	18

Net income/(loss)	$15	$(589)

Average number of shares - basic	14,917	13,380
Average number of shares - diluted	14,921	13,380
Net loss per share - basic and diluted	$—	$(.04)

See notes to consolidated financial statements.

GENERAL EMPLOYMENT ENTERPRISES, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
	Three Months Ended December 31
(In Thousands)	2010	2009

Operating activities:
Net Income (loss)	$15	$(589)
Adjustments to reconcile net loss to net cash used in operating activities -
Depreciation and amortization	141	50
Stock compensation expense	2	3
Other non-cash items	9	10
Changes in current assets and current liabilities -
Accounts receivable	(1,723)	237
Accounts payable	589	(47)
Accrued compensation	88	(205)
Other current items, net	(42)	23
Long-term obligations	(45)	(45)

Net cash used in operating activities	(966)	(563)

Financing activities:
Short-term debt	264	—

Net cash provided by financing activities	264	—

Decrease in cash and cash equivalents	(702)	(563)
Cash and cash equivalents at beginning of period	945	2,810

Cash and cash equivalents at end of period	$243	$2,247

Supplemental Disclosure of Cash Flow Information:
Interest Paid	$15	$—

Supplemental Disclosure of Non-Cash Investing Activities:
In November 2010, the Company purchased certain assets of DMCC Staffing, LLC and RFFG of Cleveland, LLC in exchange for the issuance of 5,581 shares of common stock.

See notes to consolidated financial statements.

GENERAL EMPLOYMENT ENTERPRISES, INC.
CONSOLIDATED STATEMENT OF SHAREHOLDERS EQUITY (Unaudited)
	Three Months Ended December 31
(In Thousands)	2010	2009

Common shares outstanding:
Number at beginning of period	14,856	13,380
Issuance of common stock for acquisition	5,581	-

Number at end of period	20,437	13,380

Common stock:
Balance at beginning of period	$7,287	$6,743
Issuance of common stock for acquisition	2,400	-
Stock compensation expense	2	3

Balance at end of period	$9,689	$6,746

Accumulated deficit:
Balance at beginning of period	$(5,695)	$(4,139)
Net income (loss)	15	(589)

Balance at end of period	$(5,680)	$(4,728)

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Basis of Presentation

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules of the United States Securities and Exchange Commission.  In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial statements have been included.  Interim results are not necessarily indicative of results for a full year.  These financial statements should be read in conjunction with the financial statements included in the Company’s annual report on Form 10-K for the year ended September 30, 2010.

Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (FASB) issued authoritative guidance which amended the existing guidance for the consolidation of variable interest entities, to address the elimination of the concept of a qualifying special purpose entity. The guidance also replaces the quantitative-based risks and rewards calculation for determining which enterprise has a controlling financial interest in a variable interest entity with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity, and the obligation to absorb losses of the entity or the right to receive benefits from the entity. Additionally, the guidance requires any enterprise that holds a variable interest in a variable interest entity to provide enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise's involvement in a variable interest entity. The Company adopted this guidance on October 1, 2010 but the adoption did not have a material impact on the consolidated financial statements.

In January 2010, the FASB issued guidance which amends the disclosures regarding fair value guidance.  This guidance was issued in response to requests from financial statement users for additional information about fair value measurements.  Under the new guidance,

A reporting entity is now required to disclose separately the amounts of, and reasons for, significant transfers (1) between Level 1 and Level 2 of the fair value hierarchy and (2) into and out of Level 3 of the fair value hierarchy for the reconciliation of Level 3 measurements.

A reporting entity is no longer permitted to adopt a policy recognizing transfers into Level 3 as of the beginning of the reporting period and transfers out of Level 3 as of the end of the reporting period.  Rather, an entity must disclose and follow a consistent policy for determining when transfers between levels are recognized.

This guidance became effective for the Company on October 1, 2010, except the required disclosures regarding the Level 3 investments, which will not become effective for the Company until October 1, 2011.  The adoption did not have a material impact on the consolidated financial statements and the Company does not expect the adoption of the guidance regarding additional disclosures of Level 3 investments to have an impact on the consolidated financial statements.

Entry into Asset Purchase Agreements

 Acquisition of DMCC Staffing, LLC and RFFG of Cleveland,LLC

Effective November 1, 2010, the Company and its wholly-owned subsidiary, Triad Personnel Services, Inc., entered into an asset purchase agreement, dated as of October 29, 2010, with DMCC Staffing, LLC, (“DMCC”), RFFG of Cleveland, LLC, (“RFFG of Cleveland”), and Thomas J. Bean (the “Asset Purchase Agreement”), for the purchase of certain assets of DMCC and RFFG of Cleveland, including customer lists, comprising DMCC and RFFG of Cleveland’s services business.  Thomas Bean was the beneficial owner of approximately 9.9% of the Company’s outstanding shares prior to acquisition.  DMCC and RFFG of Cleveland’s services business is operated from offices in Ohio and provides labor and human resource solutions, including temporary staffing, human resources and payroll outsourcing services, labor and employment consulting and workforce solutions..  Currently, RFFG of Cleveland has one customer.

The closing of the Asset Purchase Agreement was subject to certain conditions, including entry into a definitive management and services agreement for the management by the Company of the businesses of certain affiliates of DMCC, RFFG of Cleveland and Mr. Bean (the “Management Agreement”).  On November 30, 2010, Business Management Personnel, Inc. (“BMP”), an indirect wholly-owned subsidiary of the Company, entered into the Management Agreement, effective as of November 1, 2010, with RFFG, LLC (“RFFG”). (Refer to Entry into Management Agreement footnote below for further description).

The assets purchased related to RFFG of Cleveland and DMCC constitute businesses and as such the acquisition of these assets were accounted for as a business combination. Pursuant to the Asset Purchase Agreement, the Company will issue $2,400,000 in shares of its common stock to DMCC and RFFG of Cleveland upon receipt of (a) stockholder approval of the transaction and of an increase to the Company’s authorized Common Stock and (b) approval of an additional listing application by the NYSE Amex Stock Exchange (5,581,395 shares based on the December 30, 2010 closing date).

In addition, commencing in 2011, if the aggregate EBITDA of the business acquired. including any management fees earned by the Company under the Management Agreement meets certain targets (each, an “EBITDA Target”) over a four-year period ending December 31, 2014 (the “Earnout Period”), the Company will be required to make earn-out payments to DMCC and RFFG of Cleveland, each payable in three equal installments.   In the event that an EBITDA Target for a certain period is not met, the earn-out payment in respect of such period will be reduced proportionately.  The EBITDA Targets will be $300,000, $600,000, $900,000 and $1,200,000 for each of the three-, six-, nine- and twelve-month periods, respectively, in the fiscal year ending December 31, 2011, and earn-out payments will consist of quarterly payments of $150,000, payable in three equal monthly installments, if the relevant EBITDA Targets are met. Starting in the fiscal year ending December 31, 2012, the EBITDA Targets will be adjusted annually to reflect the EBITDA for the twelve-month period ending on December 31st of the most recently completed fiscal year (each, an “Annual EBITDA Target”) and earn-out payments for the year will be adjusted to equal 50% of the relevant Annual EBITDA Target divided by four. At the end of each fiscal year during the Earnout Period, if the aggregate EBITDA for the 12-month period then ended is greater than the Annual EBITDA Target for such year, then the Company will pay to DMCC and RFFG of Cleveland the amount of such excess, 50% in cash and 50% in shares of common stock.

The accounting guidance requires that contingent consideration be added to the purchase price and the resultant liability be recorded at fair value.  Given the terms of the earn-out provisions of the Asset Purchase Agreement , the Company believes that the earn-out will be paid and accordingly, has included the fair value of the projected total earn-out payments in the total consideration paid for the acquisition.  The total consideration paid is summarized as follows:

In Thousands

Stock consideration	$2,400
Earn-out consideration	2,198

Total consideration for acquisition	$4,598

The following table summarizes the approximate fair value of the assets acquired and liabilities assumed at the date of closing.

In Thousands

Fixed assets	$5
Intangible assets - management agreement	1,396
Intangible assets - customer relationships	2,113
Goodwill	1,084

Total fair value of assets acquired	$4,598

The purchase price allocation is preliminary and subject to further refinement based upon completion of asset valuations.  The results of operations of DMCC and RFFG of Cleveland are included in the Company’s statement of operations from the effective date of the acquisition, November 1, 2010.

In connection with the application of purchase accounting, the Company recorded its identifiable intangible assets at fair value. Fair value of the intangible assets was determined primarily through the use of a discounted cash flow analysis. The discounted cash flow analysis projected the estimated future cash flows to be generated by the underlying assets and discounted these at a rate reflecting perceived business and financial risks. The projected cash flow estimates used in the discounted cash flow analysis are based on management’s best estimate and actual results may differ. The valuation of these intangible assets is based predominately on Level 3 inputs. The levels of the fair value hierarchy are described below:

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets.

Level 2: Inputs other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly, included quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3: Inputs that are both significant to the fair value measurement and unobservable.

Acquisition of On-Site Services, Inc.

On June 1, 2010, the Company, through its wholly owned subsidiary Triad Personnel Services, Inc., entered into an Asset Purchase Agreement (the “On-Site Asset Purchase Agreement”) with On-Site Services, Inc. (“On-Site”) and Thomas J. Bean..  On-Site is located in Florida and provides labor and human resource solutions, including temporary staffing, human resources, labor and employment consulting and workforce solutions to the agricultural industry. Pursuant to the On-Site Asset Purchase Agreement, upon On-Site’s direction, the Company issued  1,476,015 shares of its common stock (no par value) to Big Red Investments Partnership, Ltd, an affiliate of On-Site (based on a stated value of $600,000  divided by the average share price of the 20 consecutive trading days prior to the second trading day prior to the closing of the On-Site Asset Purchase Agreement).  For accounting purposes, the common stock issued were valued at approximately $487,000 based on the quoted market price on the closing date.  Under the On-Site Asset Purchase Agreement, if the aggregate EBITDA of the business acquired meets certain targets over a period of four years, the Company will be required to make earn-out payments to On-Site totaling up to $1,020,000, $600,000 of which is payable in cash and $420,000 of which is payable in cash or common stock, or any combination thereof, in the Company’s sole discretion. The Company has determined the fair value of the contingent consideration that could be paid under the earn-out  provisions of the On-Site Asset Purchase Agreement is zero based on the estimated probability of any payment being made under this earn-out arrangement. Therefore, at the date of the acquisition, no value has been assigned to the contingent consideration. Any subsequent changes in the estimated fair value of this contingent consideration will be recorded in the Company’s statement of operations.  Through December 31, 2010, there have been no changes in the estimated fair value of the potential earn-out consideration.  In addition, the Company also provided the seller, Thomas J Bean, of On-Site, Inc. a non-interest bearing advance of $300,000 on June 1, 2010 which was fully repaid by June 30, 2010.

The following table summarizes the approximate fair value of the assets acquired at the date of the closing.

In Thousands

Fixed assets	$2
Intangible assets - non-compete agreement	89
Intangible assets - customer relationships	223
Goodwill	173

Total fair value of assets acquired	$487

The results of operations of On-Site are included in the Company’s statement of operations from the date of the acquisition.

Pro Forma Information

The following unaudited pro forma information represents the Company’s results of operations as if the acquisitions described above had occurred on the first day of the earliest period presented.

	Three months ended December 31
(In thousands)	2010	2009

Net sales	$6,563	$5,590
Net income (loss)	$26	$(747)

Basic and diluted loss per share	$0.00	$(0.04)

Entry into Management Service Agreement.

In conjunction with the Asset Purchase Agreement for DMCC and RFFG of Cleveland, Business Management Personnel, Inc. (“BMP”), an Ohio corporation and a wholly-owned subsidiary of General Employment Enterprises Inc., (the “Company”).  BMP entered into the Management Agreement with RFFG.  The Management Agreement became effective on November 1, 2010.

Pursuant to the Management Agreement, BMP agreed to provide services to RFFG to operate its day-to-day business, including services related to accounting, sales, finance, workers’ compensation, benefits, physical locations, IT and employees.  The Management Agreement provides that additional services may be added if BMP and RFFG mutually agree to the cost to be charged by BMP for such services and as long as BMP has the resources to provide such services.

In consideration of the services provided under the Management Agreement, RFFG will pay BMP monthly fees that will approximate 6% of its gross revenues on an annual basis. Fees may be adjusted up or down by mutual agreement of the parties to accommodate seasonal trends in revenues of RFFG.  The Management Agreement may be terminated by either BMP or RFFG upon 180 days’ prior written notice.  The Company will need to add employees to provide the services required under the Management Agreement.

For the quarter ending December 31, 2010, the Company recorded approximately $162,000 of revenue related to this agreement.

Segment Data

As a result of the acquisition of DMCC and RFFG of Cleveland during the period and entry into the Management Agreement discussed above, the Company’s internal reporting was adjusted and as a result, the Company re-assessed its segment presentation. Accordingly, the Company’s segment disclosures were revised in the current year.

The Company provides the following distinctive services: (a) placement services (b) temporary professional services staffing in the fields of information technology, engineering, and accounting (c ) temporary staffing in the agricultural industry (d) temporary light industrial staffing and (e) management services. Intersegment net service revenues are not significant.  Revenues generated from the temporary professional services staffing, temporary staffing in the agricultural industry and light industrial staffing are classified as contract revenues in the statement of operations. Selling and general and administrative expenses are not separately allocated among the agricultural, professional services, or industrial staffing segments for internal reporting purposes.

	Three Months Ended December 31
(In Thousands)	2010	2009

Placement Services
Revenue	$923	$570
Operating loss	(152)	(429)
Depreciation & amortization	47	43
Accounts receivable – Net	477	228

Management Services Revenue
Revenue	$162	$—
Fee Receivable	$162

Contract Services
Agricultural Services Revenue	$2,377	$—
Professional Services Revenue	1,575	1,402
Industrial Services Revenue	935
Agricultural Services Gross Margin	3.9%	—
Industrial Services Gross Margin	17.4%
Professional Services Gross Margin	32.9%	28.9%
Operating Income (loss)	$16	$(160)
Depreciation and amortization	95	7
Accounts receivable - agricultural services	932	—
Accounts receivable - industrial services	676
Accounts receivable - professional services	898	572

Consolidated
Operating income (loss)	28	(589)
Depreciation and amortization	$142	$50

Placement Service Revenues

The provision for falloffs and refunds, reflected in the consolidated statement of operations as a reduction of placement service revenue, was $192,000 for the three-month period ended December 31, 2010 and $67,000 for the three-month period ended December 31, 2009.

Customer Concentration

The portion of consolidated net revenues derived from the Company’s largest customer was approximately 13.7 % for the quarter ending December 31, 2010 and 0% for the quarter ending December 31, 2009. This customer accounted for 11.3% of the consolidated accounts receivable as of December 31, 2010.   No other customer accounted for more than 10% of net revenues during the quarter ending December 31, 2009.

Other Expense, Net

The components of other expense, net are as follows:

	Three Months Ended December 31
(In Thousands)	2010	2009

Interest expense	$13	$10
Interest income	—	(3)
Loss on investments	—	11

Other expense, net	$13	$18

The loss on investments includes realized and unrealized holding gains and losses on trading securities.

Income Taxes

There were no credits for income taxes as a result of the pretax losses during the periods, because there was not sufficient assurance that a future tax benefit would be realized.

Property and Equipment

Property and equipment consisted of the following:
	December 31	September 30
(In Thousands)	2010	2010

Computer software	$1,447	$1,447
Office equipment, furniture and fixtures	1,874	1,886

Total property and equipment, at cost	3,321	3,333
Accumulated depreciation and amortization	(2,981)	(2,950)

Property and equipment, net	$340	$383

Intangible Assets – finite life

As of December 31, 2010
(In Thousands)	Cost	Accumulated Amortization	Net Book Value

Non-Compete Agreement	$89	$11	$78
Customer Relationships	2,336	82	2,254
Management Agreement	1,396	54	1,342

	$3,821	$147	$3,674

Finite life intangible assets are comprised of a non-compete agreement, the Management Agreement and customer relationships.  The non-compete agreement is amortized on a straight – line basis over its estimated life of 5 years.  The customer relationships are amortized based on the future undiscounted cash flows over the next ten years.  The Management Agreement is amortized over the next four years based on the future undiscounted cash flows.  The future amortization expense for these finite life intangibles is as follows:  $503,000 for 2011, $615,000 in 2012, $615,000 in 2013, $616,000 in 2014, $222,000 in 2015, and $1,103,000 thereafter.

Commitments

As of December 31, 2010, the Company had contractual obligations to purchase approximately $381,000 of recruitment advertising through December 31, 2011.

Line of Credit

Through December 2010, the Company had a loan and security agreement with Crestmark Bank for financing of its accounts receivable.  Under the terms, the Company could borrow up to 85% of its eligible accounts receivable, not to exceed $3,500,000. The loan was secured by accounts receivable and other property of the Company.  Interest was charged at the rate of 1% above the prime rate.  Interest expense under this agreement was $4,500 for the quarter ended December 31, 2010.  In addition, the agreement required a maintenance fee of $3,500 per month and an annual loan fee of 1% of the maximum borrowing amount under the agreement. The Company incurred $29,000 of fees related to this agreement during the quarter ended December 31, 2010.  The term of the agreement was for three years or earlier upon demand by Crestmark, and was to be renewed automatically for consecutive two year terms unless terminated by either party.

In December 2010, the Company terminated its agreement with Crestmark Bank and entered into a two year $3 million account purchase agreement (“AR Credit Facility”) with Wells Fargo Bank N.A. (“Wells Fargo”). The AR Credit Facility provides for borrowings on a revolving basis, of up to 85% of the Company’s eligible accounts receivable less than 90 days old and bears interest at a rate equal to the three month LIBOR plus 5.25% (effective rate was 5.55% as of December 31, 2010. Under the terms and subject to the conditions in the agreement, Wells Fargo may determine which receivables are eligible receivables, may determine the amount it will advance on any such receivables, and may require the Company to repay advances made on receivables and thereby repay amounts outstanding under the AR Credit Facility. Wells Fargo also has the right to require the Company to repurchase receivables that remain outstanding 90 days past their invoice date. The Company continues to be responsible for the servicing and administration of the receivables purchased. The Company will carry the receivables and any outstanding borrowings on its consolidated balance sheet.

The Company believes that the borrowing availability provided by the Wells Fargo agreement will be adequate to fund the increase in working capital needs resulting from the acquisitions of current assets of On-Site, RFFG of Cleveland, and DMCC.

As of December 31, 2010, the borrowing base availability under this agreement was $419,000 and the outstanding borrowings approximated $264,000.  Total interest expense for the quarter ending December 31, 2010 approximated $285 and $1,600 in fees.

The loan and security agreement with Wells Fargo Bank includes certain covenants which require compliance until termination of the agreement.  As of December 31, 2010, the Company was in compliance with all such covenants.

Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Overview

General Employment Enterprises, Inc. (the “Company”) provides contract and placement staffing services for business and industry, primarily specializing in the placement of information technology, engineering and accounting professionals.  With the acquisition of certain of the assets of On-Site Services, Inc. (“On-Site”) in June 2010, the Company also began to provide contract staffing services for the agricultural industry. This business is located in Florida and provides labor and human resource solutions, including temporary staffing, to the agricultural industry.  On November 1, 2010, the Company and its wholly-owned subsidiary, Triad Personnel Services, Inc., an Illinois corporation, entered into an asset purchase agreement, dated as of October 29, 2010, with DMCC Staffing, LLC, an Ohio limited liability company (“DMCC”), RFFG of Cleveland, LLC, an Ohio limited liability company (“RFFG of Cleveland”), and Thomas J. Bean (the “Asset Purchase Agreement”), for the purchase of certain assets of DMCC and RFFG of Cleveland, including customer lists, comprising DMCC and RFFG of Cleveland’s services business.  DMCC and RFFG of Cleveland’s services business is operated from offices in Ohio and provides labor and human resource solutions, including temporary staffing, human resources and payroll outsourcing services, labor and employment consulting and workforce solutions. Currently, RFFG of Cleveland has one customer.

The closing of the Asset Purchase Agreement was subject to certain conditions, including entry into a definitive management and services agreement for the management by the Company of the businesses of certain affiliates of DMCC, RFFG of Cleveland and Mr. Bean (the “Management Agreement”).  On November 30, 2010, Business Management Personnel, Inc. (“BMP”), an Ohio corporation and an indirect wholly-owned subsidiary of the Company, entered into the Management Agreement, effective as of November 1, 2010, with RFFG, LLC (“RFFG”).

As of December 31, 2010, the Company operated fourteen offices located in eight states.

Results of Operations

Net Revenues

Consolidated net revenues are comprised of the following:
	Quarter Ended December 31
(In thousands)	2010	2009
Placement Services	$923	$570
Management Services	162	—
Professional Contract Services	1,575	1,402
Agricultural Contract Services	2,377	—
Industrial Contract Services	935	—
Consolidated Net Revenues	$5,972	$1,972

Consolidated net revenues increased by $4,000,000 (203%) from the same period last year and was primarily due to the acquisition of certain assets of On-Site ($2,377,000), RFFG of Cleveland ($485,000), DMCC ($450,000) and  fees paid under the Management Agreement ($162,000), which contributed $3,474,000 in revenue for the period. Professional contract and placement services increased by $173,000 (12.3%) and $353,000 (61.9%) from the same period last year, respectively.

Cost of Services
The cost of services includes wages and the related payroll taxes and employee benefits of the Company’s employees while they work on contract assignments.  The cost of contract services for the three months ended December 31, 2010 increased by $3,118,000 (313%) due to the acquisition of certain assets of On-Site ($2,284,000), RFFG of Cleveland ($401,000), and DMCC ($372,000) which contributed $3,057,000 in cost of services for the period.  Due to competitive pricing pressures during the prior year, the gross profit margin on the professional contract services business increased from 29% in the quarter ended December 31, 2009 to 32.9% in the current year.  The gross profit margin of the On-Site business was 3.9%, RFFG of Cleveland (17.3%), and DMCC (17.3%) for the three months ended December 31, 2010.  The lower margin of the On-Site business was the primary reason for the decrease in the consolidated contract service gross profit margin from 29% in the quarter ended December 31, 2009 to 15.8% during the quarter ended December 31, 2010.

Selling, General and Administrative Expenses
Selling, general and administrative expenses include the following categories:

•
Compensation in the operating divisions, which includes commissions earned by the Company’s employment consultants and branch managers on permanent and temporary placements.  It also includes salaries, wages, unrecovered advances against commissions, payroll taxes and employee benefits associated with the management and operation of the Company’s staffing offices.

•
Administrative compensation, which includes salaries, wages, payroll taxes and employee benefits associated with general management and the operation of the finance, legal, human resources and information technology functions.

•	Occupancy costs, which includes office rent, depreciation and amortization, and other office operating expenses.
•	Recruitment advertising, which includes the cost of identifying job applicants.
•
Other selling, general and administrative expenses, which includes travel, bad debt expense, fees for outside professional services and other corporate-level expenses such as business insurance and taxes.

The Company’s largest selling, general and administrative expense is for compensation in the operating divisions.  Most of the Company’s employment consultants are paid on a commission basis and receive advances against future commissions.  Advances are expensed when paid.  When commissions are earned, prior advances are applied against them and the consultant is paid the net amount.  At that time, the Company recognizes the full amount as commission expense, and advance expense is reduced by the amount recovered.  Thus, the Company’s advance expense represents the net amount of advances paid, less amounts applied against commissions.

Selling, general and administrative expenses for the three months ended December 31, 2010 increased $188,000 (12.1%) compared to the same period last year.  Compensation in the operating divisions increased by $167,000 (61.6%) from the same period last year, reflecting a higher commission on greater volume of placement business.  Administrative compensation increased by $263,000 (90.4)% from the same period last year, reflecting the addition of On-Site,  RFFG of Cleveland and DMCC offices.  Branch occupancy costs decreased by $18,000 (12.7%) for the period because of operating fewer branch offices and more favorable lease agreements than last year.  Recruitment advertising also increased $31,000 (34.4)% due to higher utilization of job board posting services.  The results also include a $94,000 (46.8%) decrease in professional fees.  Legal and accounting fees decreased by $91,000 (61.1%) over the same period last year due to less professional fees related to both the GT Systems and other acquisitions and the Park Ave bank inquiry.

Amortization
The amortization expense of $94,000 recorded for the three months ended December 31, 2010 includes the amortization associated with the identifiable intangibles recorded for the Company’s acquisitions of certain assets of On-Site, RFFG of Cleveland, and DMCC.  As these acquisitions were consummated in June 2010 and November 2010, there was no amortization expense associated with identifiable intangible assets in the three months ended December 31, 2009.

Other
Other expense, net for the three months ended December 31, 2010 was down 28% from the same period last year due to a reduction in investment losses.

There were no credits for income taxes as a result of the pretax losses during the periods, because there was not sufficient assurance that future tax benefits would be realized.

Interest expense was $13,000 for the three months ending December 31, 2010.

Liquidity and Capital Resources

As of December 31, 2010, the Company had cash and cash equivalents of $243,000, which was a decrease of $702,000 from September 30, 2010.  Net working capital at December 31, 2010 was $949,000, which was a decrease of $260,000 from September 30, 2010, and the current ratio was 1.36 to 1.  Shareholders’ equity as of December 31, 2010 was $4,009,000 which represented 45.2% of total assets.

During the three months ended December 31, 2010, net cash used by operating activities was $966,000.  The net income for the period, adjusted for depreciation and other non-cash charges, was $167,000, while working capital items used was $1,133,000 and financing activities provided an additional $264,000 from borrowings under the Company’s new AR Credit Facility.

Information about future minimum lease payments, purchase commitments and long-term obligations is presented in the notes to consolidated financial statements contained in the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2010.

In November 2010, the Company purchased certain assets of RFFG of Cleveland and DMCC and entered into the Management Agreement with RFFG (the  parent company of RFFG of Cleveland and DMCC) to provide services to RFFG to operate its day-to-day business, including services related to accounting, sales, finance, workers compensation, benefits, physical locations, IT, and employees.

In consideration of the services provided under the Management Agreement, RFFG will pay the Company approximately 6% of its gross revenues. Gross revenues of RFFG are expected to approximate $18 million on an annual basis, resulting in an expected management fee of approximately $1 million per year. The Company will need to add employees to provide the services required under the Management Agreement.

The assets purchased related to RFFG of Cleveland and DMCC constitute businesses and as such the acquisition of these assets were accounted for as a business combination.  Pursuant to the Asset Purchase Agreement, the Company will issue $2,400,000 in shares of its Common Stock to DMCC and RFFG of Cleveland upon receipt of (a) stockholder approval of the transaction and of an increase to the Company’s authorized Common Stock and (b) approval of an additional listing application by the NYSE Amex Stock Exchange.

In addition, commencing in 2011, if the aggregate EBITDA of the business acquired. including any management fees earned by the Company under the Management Agreement meets certain targets (each, an “EBITDA Target”) over a four-year period ending December 31, 2014 (the “Earnout Period”), the Company will be required to make earn-out payments to DMCC and RFFG of Cleveland, each payable in three equal installments.   In the event that an EBITDA Target for a certain period is not met, the earn-out payment in respect of such period will be reduced proportionately.  The EBITDA Targets will be $300,000, $600,000, $900,000 and $1,200,000 for each of the three-, six-, nine- and twelve-month periods, respectively, in the fiscal year ending December 31, 2011, and earn-out payments will consist of quarterly payments of $150,000, payable in three equal monthly installments, if the relevant EBITDA Targets are met. Starting in the fiscal year ending December 31, 2012, the EBITDA Targets will be adjusted annually to reflect the EBITDA for the twelve-month period ending on December 31st of the most recently completed fiscal year (each, an “Annual EBITDA Target”) and earn-out payments for the year will be adjusted to equal 50% of the relevant Annual EBITDA Target divided by four. At the end of each fiscal year during the Earnout Period, if the aggregate EBITDA for the 12-month period then ended is greater than the Annual EBITDA Target for such year, then the Company will pay to DMCC and RFFG of Cleveland the amount of such excess, 50% in cash and 50% in shares of common stock.

In connection with the completion of the sale of shares of common stock to PSQ, LLC (“PSQ”) in fiscal 2009, the Company’s Chairman, Chief Executive Officer and President (the “former CEO”) resigned from those positions and his employment agreement with the Company was replaced by a new consulting agreement.  Under the consulting agreement, the Company became obligated to pay an annual consulting fee of $180,000 over a five-year period and to issue 500,000 shares of common stock to the former CEO for no additional consideration, and the Company recorded a liability for the net present value of the future fee payments in the amount of $790,000.  As of December 31, 2010, $394,000 remains payable under this agreement and is included in accrued expenses on the Company’s balance sheet.

In December 2010, the Company terminated its agreement with Crestmark Bank and entered into a two year $3 million account purchase agreement (“AR Credit Facility”) with Wells Fargo Bank N.A. (“Wells Fargo”). The AR Credit Facility provides for borrowings on a revolving basis, of up to 85% of the Company’s eligible accounts receivable less than 90 days old and bears interest at a rate equal to the three month LIBOR plus 5.25%. Under the terms and subject to the conditions in the agreement, Wells Fargo may determine which receivables are eligible receivables, may determine the amount it will advance on any such receivables, and may require the Company to repay advances made on receivables and thereby repay amounts outstanding under the AR Credit Facility. Wells Fargo also has the right to require the Company to repurchase receivables that remain outstanding 90 days past their invoice date. The Company continues to be responsible for the servicing and administration of the receivables purchased. The Company will carry the receivables and any outstanding borrowings on its consolidated balance sheet.

The Company believes that the borrowing availability under the Wells Fargo agreement will be adequate to fund the increase in working capital needs resulting from the acquisitions of certain assets of On-Site, RFFG of Cleveland, and DMCC.

Off-Balance Sheet Arrangements

As of December 31, 2010, there were no transactions, agreements or other contractual arrangements to which an unconsolidated entity was a party, under which the Company (a) had any direct or contingent obligation under a guarantee contract, derivative instrument or variable interest in the unconsolidated entity, or (b) had a retained or contingent interest in assets transferred to the unconsolidated entity.

Forward-Looking Statements

As a matter of policy, the Company does not provide forecasts of future financial performance.  The statements made in this Form 10-Q Quarterly Report which are not historical facts are forward-looking statements.  Such forward-looking statements often contain or are prefaced by words such as “will” and “expect.” As a result of a number of factors, our actual results could differ materially from those set forth in the forward-looking statements. Certain factors that might cause our actual results to differ materially from those in the forward-looking statements include, without limitation, general business conditions, the demand for the Company’s services, competitive market pressures, the ability of the Company to attract and retain qualified personnel for regular full-time placement and contract assignments, the possibility of incurring liability for the Company’s business activities, including the activities of its contract employees and events affecting its contract employees on client premises, and the ability to attract and retain qualified corporate and branch management.  The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

Not applicable.

Item 4. Controls and Procedures.

As of December 31, 2010, the Company’s management evaluated, with the participation of its principal executive officer and its principal financial officer, the effectiveness of the Company’s disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended (the Exchange Act”). Based on that evaluation, the Company’s principal executive officer and its principal financial officer concluded that the Company’s disclosure controls and procedures were effective as of December 31, 2010 to ensure that information required to be disclosed in reports filed or submitted by the Company under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s rules and forms

Changes in Internal Control over Financial Reporting

There were no changes in the Company’s internal control over financial reporting or in any other factors that could significantly affect these controls, during the Company’s first quarter ended December 31, 2010, that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

PART II – OTHER INFORMATION

Item 1. Legal Proceedings

None.

Item 1A. Risk Factors

None.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.  Defaults Upon Senior Securities

None.

Item 4.  (Removed and Reserved).

Item 5.  Other Information

None.

Item 6. Exhibits.

The following exhibits are filed as a part of Part I of this report:

No.	Description of Exhibit

31.01	Certifications of the principal executive officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act.

31.02	Certifications of the principal financial officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act.

32.01	Certifications of the principal executive officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act and Section 1350 of Title 18 of the United States Code.

32.02	Certifications of the principal financial officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act and Section 1350 of Title 18 of the United States Code..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC. (Registrant)

Date: February 22 , 2011	By: /s/ James R. Harlan
James R. Harlan
Chief Financial Officer and Treasurer (Principal financial and accounting officer and duly authorized officer)

EXHIBIT F
ARTICLES AMENDMENT

The first paragraph of Article Five of the Articles of Incorporation of the Company will be amended and restated as follows:

Article Five

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 50,100,000, divided into two classes.  The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

Class	Series (if any)	Number of Shares	Par value per share or statement that shares are without value

Preferred	To be issued in series	100,000	Without par value

Common	None	50,000,000	Without par value

F-1